                                                                   EXHIBIT 10.23

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                        RECEIVABLES FINANCING AGREEMENT

                           dated as of June 30, 2000

                                     among

                             AMERICREDIT DB TRUST,

                                 as Borrower,

                     AMERICREDIT FINANCIAL SERVICES, INC.,

                  individually and as Servicer and Custodian,

                         AMERICREDIT FUNDING CORP. IV,

                          THE LENDERS PARTIES HERETO,

                      DEUTSCHE BANK AG, NEW YORK BRANCH,

                                   as Agent,

                                      and

                                BANK ONE, N.A.,

                    as Backup Servicer and Collateral Agent

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

                        RECEIVABLES FINANCING AGREEMENT
                        -------------------------------

     THIS RECEIVABLES FINANCING AGREEMENT is made and entered into as of June 30, 2000, among AMERICREDIT DB TRUST, a Delaware business trust (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation,
 --------
individually ("AFS") and as initial Servicer and Custodian, AMERICREDIT FUNDING
               ---
CORP. IV, a Delaware corporation ("AFC"), each NONCOMMITTED LENDER (as
                                   ---
hereinafter defined) FROM TIME TO TIME PARTY HERETO, each COMMITTED LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH ("DBNY"), as agent (the "Agent") for the Lenders (as hereinafter
         ----                   -----
defined), and BANK ONE, N.A., a national banking association as Backup Servicer and Collateral Agent.

                                  BACKGROUND

     1. The Borrower desires that the Lenders extend financing to the Borrower on the terms and conditions set forth herein.

     2. The Lenders are willing to provide such financing on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1    Defined Terms.  As used in this Agreement, the following
                    -------------
terms have the following meanings:

     "ABS" means the assumed rate of prepayments on the Receivables for each
      ---
Collection Period based upon the "Absolute Prepayment Model", applied in accordance with current market standards.

     "ABS Documents" means, with respect to any Asset Backed Security, the
      -------------
agreements constituting the material documentation relating to the issuance of, and setting forth the terms and conditions of and the rights of the holders of, such Asset Backed Security including any related pooling and servicing agreement, supplement, indenture and certificate or note purchase agreements.

     "ABS Receipt" means a receipt executed by the Collateral Agent with respect
      -----------
to the Transferred ABS substantially in the form of Exhibit G.
                                                    ---------

     "Accountants' Report" has the meaning set forth in Section 8.11(a).
      -------------------                               ---------------

     "Accrued Expenses" means, on any day, the aggregate of all Yield, Usage
      ----------------
Fee, Backup Servicer Fee and Servicing Fee accrued and unpaid on such day.

     "Adjusted Commitment Percentage" means, for a Committed Lender with respect
      ------------------------------
to a specific Noncommitted Lender, the Commitment of such Committed Lender as a percentage of the Maximum Purchase Amount of such Noncommitted Lender.

     "Advance" means any Facility A Advance or Facility B Advance made by any
      -------
Lender to the Borrower under this Agreement.

     "Advance Date" means the date any Advance is made under Section 2.3.
      ------------                                           -----------

     "Advance Request" has the meaning set forth in Section 2.2.
      ---------------                               -----------

     "Adverse Claim" means any claim of ownership or any Lien, title retention,
      -------------
trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a Lien, other than the security interest created under this Agreement.

     "AFC" has the meaning set forth in the Preamble.
      ---                                   --------

     "Affected Person" has the meaning set forth in Section 6.1(a).
      ---------------                               --------------

     "Affiliate" of any Person means any other Person that directly or
      ---------
indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan). A Person shall be deemed to be "controlled by" any other Person if such other Person controls such Person within the meaning of Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Exchange Act.

     "AFS" has the meaning set forth in the Preamble.
      ---                                   --------

     "Agent" has the meaning set forth in the Preamble.
      -----                                   --------

     "Agent's Account" has the meaning set forth in Section 5.1.
      ---------------                               -----------

     "Aggregate Outstanding Principal Balance" means, with respect to any group
      ---------------------------------------
of Receivables as of any day, the sum of the outstanding Principal Balances of all such Receivables as at the close of business on the immediately preceding day.

     "Agreement" means this Receivables Financing Agreement (including the Fee
      ---------
Letter and the Joinder Supplements hereto), as it may be amended, supplemented or otherwise modified from time to time.

     "Allocations" has the meaning set forth in Section 3.3(a).
      -----------                               --------------

     "Alternate Base Rate" means a fluctuating rate per annum as shall be in
      -------------------
effect from time to time, which rate shall be at all times equal to the highest of:

          (a) the rate of interest announced publicly by the DBNY in New York, New York, from time to time as DBNY's base commercial lending rate;

          (b) 1/2 of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a business day, on the next succeeding business day) for the three-week period ending on the previous Friday by the Agent on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Agent from three New York, New York certificate of deposit dealers of recognized standing selected by the Agent, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and

          (c) 1/2 of one percent above the Federal Funds Rate.

     "AmeriCredit Corp." means AmeriCredit Corp., a Texas corporation.
      -----------------

     "AmeriCredit Score" means, with respect to a Receivable, the credit score
      -----------------
for the related Obligor, determined in accordance with the Servicing Procedures and Credit Manual (as in effect from time to time).

     "Amount Financed" means, with respect to a Receivable, the aggregate amount
      ---------------
of credit extended under such Receivable to pay, or to refinance the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums (subject to Section 8.4(c)), service
                                                       --------------
and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

     "Annual Percentage Rate" or "APR" means, with respect to a Receivable, the
      ----------------------      ---
rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If, after the applicable Purchase Date, the rate per annum with respect to a Receivable as of such Purchase Date is reduced as a result of (a) an insolvency proceeding involving the relevant Obligor or (b) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, the "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

     "Asset Backed Security" means an asset backed security (with a fixed or
      ---------------------
floating interest rate) issued by a public securitization trust and supported by Receivables originated or purchased by, and serviced by, AFS or one of its Affiliates relating to the retail sale or refinancing of a Financed Vehicle.

     "Available Purchase Amount" of a Noncommitted Lender means the aggregate of
      -------------------------
the unutilized Commitments of the Committed Lenders with respect to such Noncommitted Lender.

     "Average Servicing Portfolio" means as of any date, the average of the
      ---------------------------
Servicing Portfolio for the six preceding Collection Periods.

     "Backup Servicer" means Bank One, N.A. solely in its capacity as Backup
      ---------------
Servicer, together with its permitted successors and assigns in such capacity.

     "Backup Servicer Fee" means, for any Distribution Date, the amount payable
      -------------------
to each of the Backup Servicer and Collateral Agent as its regular fee on such Distribution Date pursuant to the Backup Servicer/Collateral Agent Fee Letter.

     "Backup Servicer/Collateral Agent Fee Letter" means (a) that certain
      -------------------------------------------
schedule of fees of Bank One, N.A., acknowledged by AFS and the Borrower, and consented to by the Agent, as the same may be amended, supplemented or otherwise modified by the parties thereto with the consent of the Agent and (b) any letter agreement(s) or schedule of fees entered into by AFS and the Borrower, with the consent of the Agent, with a substitute Backup Servicer and/or Collateral Agent in replacement of the schedule of fees referred to in clause (a) above relating to fees payable to such substitute Backup Servicer and/or Collateral Agent, as the case may be.

     "Backup Servicing/Collateral Agent Fee Rate" has the meaning set forth in
      ------------------------------------------
the Backup Servicer/Collateral Agent Fee Letter.

     "Bank Rate" for any Advance means a rate per annum equal to 1.25% per annum
      ---------
above the Eurodollar Rate for each Advance or portion thereof; provided,
                                                               --------
however, that in the case of
-------

          (a) any Fixed Period on or after the first day on which a Committed Lender shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Committed Lender to fund such Advance at the Bank Rate set forth above (and such Committed Lender shall not have subsequently notified the Agent that such circumstances no longer exist),

          (b) any Fixed Period of one to (and including) 29 days, in the event the Eurodollar Rate is not reasonably available to the Agent for such a Fixed Period,

          (c) any Fixed Period as to which the related Advance will not be funded by issuance of commercial paper, as determined by the Agent (on behalf of a Noncommitted Lender) later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period, or

          (d) any Fixed Period for an Advance the principal amount of which allocated to the Committed Lenders in the aggregate is less than $1,000,000,

the "Bank Rate" shall be a floating rate per annum equal to the Alternate Base
     ---------
Rate in effect on each day of such Fixed Period; provided, further, that the
                                                 --------  -------
Agent (with the consent of the Lenders) and the Borrower may agree in writing from time to time upon a different "Bank Rate."
                                    ---------

     "Bank Rate Allocation" has the meaning set forth in Section 3.3(a).
      --------------------                               --------------

     "Bankruptcy Code" means the Bankruptcy Code, 11 U.S.C. (S) 101, et seq., as
      ---------------                                                -- ---
amended.

     "Borrower" has the meaning set forth in the Preamble.
      --------                                   --------

     "Borrower Account Collateral" has the meaning set forth in Section 9.1(c).
      ---------------------------                               --------------

     "Borrower Assigned Agreements" has the meaning set forth in Section 9.1(b).
      ----------------------------                               --------------

     "Borrowing Base" means the Facility A Borrowing Base and/or the Facility B
      --------------
Borrowing Base (as the context may require).

     "Borrowing Base Confirmation" has the meaning set forth in Section 7.3(g).
      ---------------------------                               --------------

     "Borrowing Base Deficiency" means a Facility A Deficiency and/or a Facility
      -------------------------
B Deficiency (as the context may require).

     "Borrowing Base Delinquent Receivable" means a Receivable (other than a
      ------------------------------------
Defaulted Receivable) with respect to which more than 5% of a Scheduled Payment is more than 30 days past due.

     "Borrower Collateral" has the meaning set forth in Section 9.1.
      -------------------                               -----------

     "Business Day" shall mean any day on which (a) commercial banks in New York
      ------------
City, New York, Columbus, Ohio or Fort Worth, Texas are not authorized or required to be closed, and (b) in the case of a Business Day which relates to a Eurodollar Advance, dealings are carried on in the London interbank Eurodollar market.

     "Certificates"  has the meaning ascribed to such term in the Trust
      ------------
Agreement.

     "Change of Control" means a change resulting when any Unrelated Person or
      -----------------
any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp. or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of AmeriCredit Corp. such that such nominees when added to any existing director remaining on the Board of Directors of AmeriCredit Corp. after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of AmeriCredit Corp. As used herein, (a) "Beneficially Own" shall mean "beneficially own" as
                            ----------------
defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of Section 13(d) of the Exchange Act;
 -----
(c) "Unrelated Person" shall mean at any time any Person other than AmeriCredit
     ----------------
Corp. or any of its Subsidiaries and other than any trust for any employee benefit plan of AmeriCredit Corp. or any of its Subsidiaries; (d) "Related
                                                                   -------
Person" of any Person shall mean any other Person owning (1) 5% or more of the
------
outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and (e) "Voting Stock" of any Person shall mean the capital stock
                      ------------
or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

     "Closing Date" means the Effective Date.
      ------------

     "Collateral" means the Transferred Receivables in the Total Receivables
      ----------
Pool, the Transferred ABS in the Total Securities Pool and the Other Conveyed Property.

     "Collateral Account" means the account designated as the Collateral Account
      ------------------
in, and which is established and maintained pursuant to, Section 8.17(c).
                                                         ---------------

     "Collateral Agent" means Bank One, N.A. solely in its capacity as
      ----------------
Collateral Agent, together with its permitted successors and assigns in such capacity.

     "Collateral Insurance" means a vendor's single interest or other collateral
      --------------------
protection insurance policy with respect to Financed Vehicles, which policy by its terms insures against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Financed Vehicle.

     "Collateral Receipt" means a Custodian's Acknowledgment in the form of
      ------------------
Schedule A to the Custodian Agreement.
----------

     "Collected Funds" means the Facility A Collected Funds and the Facility B
      ---------------
Collected Funds.

     "Collection Account" means the account designated as the Collection Account
      ------------------
in, and which is established and maintained pursuant to, Section 8.17(a).
                                                         ---------------

     "Collection Period" means any calendar month and, with respect to a
      -----------------
Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Determination Date or Distribution Date) or, in the case of the initial Distribution Date and Determination Date, the period commencing at the opening of business on the Closing Date and ending at the end of the calendar month following the calendar month in which the Closing Date occurs. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of Collected Funds and Purchase Amounts, and (ii) all distributions.

     "Collection Records" means all manually prepared or computer generated
      ------------------
records relating to collection efforts or payment histories with respect to the Transferred Receivables and Transferred ABS.

     "Commercial Paper Rate" for Advances means, to the extent a Noncommitted
      ---------------------
Lender funds such Advances by issuing commercial paper, the sum of (a) the weighted average of the rates at which commercial paper notes of such Noncommitted Lender issued to fund such Advances may be sold by any placement agent or commercial paper dealer selected by such Noncommitted Lender, as agreed in good faith between each such agent or dealer and such Noncommitted Lender; provided if the rate (or rates) as agreed between any such agent or dealer and
--------
such Noncommitted Lender is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum plus (b) any and all commissions of placement agents and
               ----
commercial paper dealers in respect of commercial paper issued to fund the making or maintenance of any Advance plus (c) any and all reasonable costs
                                         ----
and expenses of any issuing and paying agent or other Person responsible for the administration of such Noncommitted Lender's commercial paper program in connection with the preparation, completion, issuance, delivery or payment of commercial paper issued to fund the making or maintenance of any Advance. Each Noncommitted Lender shall notify the Agent of its Commercial Paper Rate applicable to any Advance promptly after the determination thereof.

     "Commitment" means, for any Committed Lender, the maximum amount of such
      ----------
Committed Lender's commitment to fund Advances hereunder, as set forth on the Joinder Supplement or in the assignment documentation by which such Committed Lender became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Committed Lender, as such amount may be adjusted from time to time pursuant to Section 2.5 or pursuant to assignment documentation executed
                    -----------
by such Committed Lender and its assignee and delivered pursuant to Section 16.2
                                                                    ------------
of this Agreement. In the event that a Committed Lender maintains a portion of its Commitment hereunder with respect to more than one Noncommitted Lender, such Committed Lender shall be deemed to hold separate Commitments hereunder in each such capacity.

     "Commitment Percentage" means, for a Committed Lender, such Committed
      ---------------------
Lender's Commitment as a percentage of the aggregate Commitments of all Committed Lenders.

     "Commitment Termination Date" means June 29, 2001, as such date may be
      ---------------------------
extended from time to time as agreed in writing between the Borrower, the Servicer, the Agent and the Lenders.

     "Committed Lender" means, with respect to a Noncommitted Lender, each
      ----------------
financial institution party to a Joinder Supplement which Joinder Supplement designates such financial institution as a "Committed Lender" with respect to such Noncommitted Lender, and any assignee of such Committed Lender pursuant to
Article XVI to the extent such assignee has assumed a portion of the Commitment
-----------
of such Committed Lender.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "CP Allocation" has the meaning set forth in Section 3.3(a).
      -------------                               --------------

     "Cram Down Loss" means, with respect to a Receivable, if a court of
      --------------
appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to (i) the excess of the outstanding balance of such Receivable immediately prior to such order, over the
                                                                        ----
outstanding balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the outstanding balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the Annual Percentage Rate on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

     "Custodial Fee Rate" means (a) if AFS is the Custodian, 0% and (b) if a
      ------------------
Person other than AFS is the Custodian, a rate agreed to by such Person and the Agent.

     "Custodian" means AFS in its capacity as Custodian under the Custodian
      ---------
Agreement, and its permitted successors and assigns in such capacity.

     "Custodian Agreement" means the Custodian Agreement dated as of the date
      -------------------
hereof among the Custodian, the Collateral Agent and the Agent, including all permitted amendments, modifications and supplements thereto.

     "DBNY" has the meaning set forth in the Preamble.
      ----                                   --------

     "DBNY Roles" has the meaning set forth in Section 18.11.
      ----------                               -------------

     "Dealer" means a seller of new or used automobiles, light duty trucks,
      ------
minivans or sport utility vehicles that originated one or more of the Receivables in the Total Receivables Pool and sold the respective Receivable, directly or indirectly, to AFS.

     "Dealer Agreement" means an agreement by and among AFS and a Dealer
      ----------------
relating to the sale of Receivables to AFS and all documents and instruments relating thereto.

     "Dealer Assignment" means, with respect to a Transferred Receivable, the
      -----------------
executed assignment executed by a Dealer conveying such Receivable to AFS.

     "Default Rate" means a rate per annum equal to the Alternate Base Rate (but
      ------------               --- -----
not less than the Yield (if any) in effect for the related monetary obligation),

plus a margin of 2%.
----

     "Defaulted Receivable" means, with respect to a Transferred Receivable as
      --------------------
of any date, a Receivable with respect to which (i) all or any portion in excess of 5% of a Scheduled Payment is more than 90 days past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) the Obligor has been identified in the records of the Servicer as being the subject of a current bankruptcy proceeding or (iv) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with its standard policies or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

     "Deficiency Amount" means, as of any date, an amount equal to the product
      -----------------
of (x) the Deficiency Percentage, (y) the Aggregate Outstanding Principal Balance of Eligible Receivables in the Total Receivables Pool as of such date and (z) 2.0.

     "Deficiency Percentage" means, as of any date, the positive excess (rounded
      ---------------------
upward to the nearest 1.0%), if any, of (a) the sum of (i) 8% plus (ii) the
                                                              ----
Total Expense Percentage plus (iii) the weighted (on the basis of notional
                         ----
amounts) average Interest Rate Cap Strike Prices for the Interest Rate Hedges in effect on such date plus (iv) 1.25%, over (b) the product of the weighted
                    ----             ----
average APR for all Receivables in the Total Receivables Pool times the
                                                              -----
Performing Loan Factor on such date.

     "Delinquency Ratio" means, as of any date, the ratio (expressed as a
      -----------------
percentage) computed by dividing:

          (a) the sum of (i) the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool which became Defaulted Receivables during the Collection Period immediately preceding such date plus (ii) the Aggregate Outstanding Principal Balance of Receivables in the
     ----
     Total Receivables Pool which were Delinquent Receivables as of the close of business on the last day of such immediately preceding Collection Period by
          --

          (b) the Aggregate Outstanding Principal Balance of all Receivables in the Total Receivables Pool as of the close of business on the last day of such immediately preceding Collection Period.

     The Delinquency Ratio shall be determined on each Determination Date and shall remain in effect until recalculated on the next succeeding Determination Date; provided that, on any date that no Advances are outstanding and no Yield is owing, the Delinquency Ratio on such date shall be deemed to be zero.

     "Delinquent Receivable" means a Receivable (other than a Defaulted
      ---------------------
Receivable) with respect to which more than 5% of a Scheduled Payment is more than 60 days past due.

     "Determination Date" means, with respect to a Collection Period, the second
      ------------------
Business Day prior to the related Distribution Date.

     "Distribution Date" means the 15th day of each calendar month, or if such
      -----------------
15th day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

     "Dollar(s)" and the sign "$" mean lawful money of the United States of
      ---------                -
America.

     "EAL Multiple" means, with respect to any Eligible Security, (a) 5%, if
      ------------
such Eligible Security had an expected remaining average life of two years or less from the related Purchase Date, (b) 6%, if such Eligible Security had an expected remaining average life of more than two but not more than three years from the related Purchase Date or (c) 7%, in all other cases.

     "Effective Date" has the meaning set forth in Section 7.1.
      --------------                               -----------

     "Eligible Account" means (i) a segregated trust account in the corporate
      ----------------
trust department or (ii) a segregated direct deposit account, in each case, maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's. In either case, such depository institution or trust company shall (x) be DBNY or Bank One, N.A. or (y) have been approved by the Agent, acting in its discretion, by written notice to the Servicer.

     "Eligible Assignee" has the meaning set forth in Section 16.1.
      -----------------                               ------------

     "Eligible Receivables" means, at any time, Receivables:
      --------------------

          (i) that were originated directly by AFS or AFC (together, a "Seller") with the consumer or were originated by a Dealer in the ordinary
 ------
course of such dealer's business, or were originated by a lending institution listed on Schedule I hereto or otherwise reasonably acceptable to the Agent (a "Third Party Lender") in the ordinary course of business in each case for the
 ------------------
retail sale or refinancing of a Financed Vehicle, and such Dealer, Seller or Third Party Lender had all necessary licenses and permits to originate Receivables, and, if originated by a Dealer or Third Party Lender, were purchased by AFS from such Dealer or Third Party Lender under an existing Dealer Agreement or purchase agreement with AFS and were validly assigned by such Dealer or Third Party Lender to AFS, (ii) were fully and properly executed by the parties thereto and contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (iii) are fully amortizing Simple Interest Receivables or Pre-Computed Receivables which provide for level monthly payments (provided that the payment in the first collection period and the final collection period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the amount financed over the original term,

          (ii) that if originated by a Dealer or Third Party Lender, were sold by such Dealer or Third Party Lender to AFS without any fraud or material misrepresentation on the part of such Dealer or Third Party Lender or on the part of the related Obligor,

          (iii) with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Minnesota Motor Financed Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of such Receivables, and each and every sale or refinancing of the related Financed Vehicles, have been complied with in all material respects,

          (iv) that are Dollar denominated obligations of Obligors domiciled in the United States of America at the time of origination,

          (v) which represent the genuine, legal, valid and binding payment obligation of the Obligors thereunder, enforceable by the holders thereof in accordance with their terms, except (A) as enforceability may be limited by bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivables may be modified by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby,

          (vi) which are not due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof,

          (vii) which (a) as of the relevant Advance Date, (i) have an original maturity of at least 6 months but not more than 72 months, (ii) have an original Amount Financed of at least $1,000 and not more than $50,000, (iii) have an Annual Percentage Rate of at least 7.75% and not more than 27%, and (iv) were not more than 30 days past due, and (b) with respect to which no funds have been advanced by the Borrower, either Seller, the Servicer, any Dealer or Third Party Lender, or anyone acting on behalf of any of them in order to cause such Receivables to qualify under subclause (a)(iv) of this clause (vii),

          (viii) with respect to which the information pertaining to such Receivables set forth in each Schedule of Receivables submitted to the Agent and the Custodian is true and correct in all material respects,

          (ix) with respect to which, by the related Advance Date and on each relevant date thereafter, AFS will have caused the portions of AFS's servicing records relating to such Receivables to be clearly and unambiguously marked to show that such Receivables constitute part of the Collateral and are subject to a first priority security interest,

          (x) with respect to which the computer tape or listing to be made available by AFS to the Agent from time to time was complete and accurate as of the related Advance Date and includes a description of the same Receivables that are described in Schedule A to the Purchase Agreement and any Supplements thereto,

          (xi) which constitute chattel paper within the meaning of the UCC, or as otherwise deemed appropriate by the Agent with regard to Internet related originations,

          (xii)  of which there is only one original executed copy,

          (xiii) with respect to each of which there exists a Receivable File in the possession of the Custodian and such Receivable File contains (i) the fully executed original of such Receivable, (ii) a certificate of insurance, an application form for insurance signed by the related Obligor, or a signed representation letter from the Obligor named in such Receivable pursuant to which such Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, or copies thereof, or a documented verbal confirmation by an insurance agent for such Obligor of a policy number for an insurance policy for the Financed Vehicle, (iii) the original Lien Certificate (indicating AFS's interest as first lienholder) or application therefor (including a confirmation from the recording state that a Lien Certificate has been issued or recorded electronically (a "Confirmation")) or a letter from the applicable
                            ------------
Dealer or Third Party Lender agreeing unconditionally to repurchase the related Receivable if the certificate of title or Confirmation is not received by the Servicer within 180 days (provided that the Lien Certificate or Confirmation is delivered to the Custodian within 180 days), and (iv) a credit application signed by the Obligor, or a copy thereof; each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; and all blanks on any form have been properly filled in and each form has otherwise been correctly prepared,

          (xiv) which have not been satisfied, subordinated or rescinded, and the Financed Vehicles securing such Receivables have not been released from the Lien of such Receivables in whole or in part,

          (xv) which were not originated in, or subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivables and which is not subject to any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of such Receivables,

          (xvi) which have not been sold, transferred, assigned or pledged by the Borrower to any Person (except to the Secured Parties). No Dealer, Seller or Third Party Lender has a participation in, or other right to receive, proceeds of any such Receivable and with respect to which the Borrower has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related insurance policy or the related Dealer Agreement, purchase agreement or loan assignment or Dealer Assignment or to payments due under such Receivables,

          (xvii) which have created, or will create when all required procedures are completed by the Servicer, a valid, subsisting and enforceable first priority perfected security interest in the related Financed Vehicle in favor of AFS as secured party, and such security interest is, or will be upon the completion of all required procedures by the Servicer, prior to all other Liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanic's liens that may arise after the closing date with respect to the initial Receivables or after the applicable transfer date with respect to all other Receivables),

          (xviii) as to which all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, on behalf of the Secured Parties, a first priority perfected lien on, or ownership interest in, such Receivables and the proceeds thereof and the related security have been made, taken or performed,

          (xix) as to which neither a Seller, a Dealer, a Third Party Lender nor the Borrower has done anything to convey any right to any Person that would result in such person having a right to payments due under such Receivables or otherwise to impair the rights of the Agent, the Collateral Agent, the Custodian or the Lenders in such Receivables or the proceeds thereof,

          (xx) which are not assumable by another Person in a manner which would release any Obligor thereof from such Obligor's obligations with respect to such Receivables,

          (xxi) which are not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any such Receivable,

          (xxii) (i) if determined on any day, as to which there has been no default, breach, violation or event permitting acceleration under the terms of such Receivables (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Receivables, and there has been no waiver of any of the foregoing, and (ii) with respect to which the related Financed Vehicle had not been repossessed,

          (xxiii) at the time of the origination of which, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AFS and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the obligor is required to maintain physical loss and damage insurance, naming AFS and its successors and assigns as additional insured parties, and such Receivables permit the holders thereof to obtain physical loss and damage insurance at the expense of the related Obligor if such Obligor falls to do so,

          (xxiv) with respect to which the following is true: The Lien Certificates for the related Financed Vehicles show, or if new or replacement Lien Certificates are being applied for with respect to any such Financed Vehicles the Lien Certificates will be received within 180 days of the Purchase Date and will show, AFS named as the original secured party under such Receivables and, accordingly, AFS will be the holder of a first priority security interest in such Financed Vehicles. With respect to each Receivable for which the Lien Certificate has not yet been returned from the registrar of titles, AFS has received written evidence from the related Dealer or Third Party Lender or the Obligor that such Lien Certificate showing AFS as first lienholder has been applied for. If the Receivable was originated in a State in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show AFS named as the original secured party under the related Receivable,

          (xxv) as to which no selection procedures adverse to the Secured Parties have been utilized in selecting such Receivables from all other similar Receivables owned or originated by AFS or its Affiliates,

          (xxvi) that, if determined on any day were not Defaulted Receivables as of the last day of the immediately preceding Collection Period,

          (xxvii) that, if determined on any day were not Borrowing Base Delinquent Receivables as of the last day of the immediately preceding Settlement Period,

          (xxviii) that with respect to each such Receivable on any date of determination, not more than 210 days have elapsed since the date of its origination,

          (xxix) if originated over the Internet, which, together with all other Receivables originated over the Internet, do not constitute more than 10% of all Eligible Receivables at such time, and

          (xxx) that are not secured by vehicles which are financed repossessions.

          For purposes of this Agreement (including the computation from time to time of the Facility A Borrowing Base), the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

     "Eligible Security" means, on any day of determination, an Asset Backed
      -----------------
Security (a) which is or has been purchased by, or contributed to the Borrower under the Purchase Agreement and owned by the Borrower on such day, (b) rated "A" or better on such day by each of S&P and Moody's, (c) the original certificate for which is in the possession of the Collateral Agent and is registered in the name of the Collateral Agent or accompanied by an instrument of transfer satisfactory to the Collateral Agent executed in blank, or, if uncertificated, all action required by Section 9.4(e)(iv) has been completed to
                                       ------------------
the satisfaction of the Collateral Agent, (d) which is not in default with respect to any Scheduled Payment and is not in a "rapid", "early" or similar amortization period triggered by a "payout", "amortization" or similar event or an "event of default", (e) with respect to which the information set forth in the related Schedule of ABS has been produced from AFS's electronic ledger and was true and correct in all material respects on the relevant Purchase Date, (f) which is fully paid and non-assessable and with respect to which no provision has been waived (except to the extent permitted by this Agreement), (g) which has not been sold, transferred, assigned or pledged by the Borrower to any Person other than hereunder, (h) which is not subject to any Adverse Claim or any right of rescission, setoff, counterclaim or defense and no such claim or right has been asserted or, to the knowledge of the Borrower or of either Seller, threatened with respect thereto, (i) which is not "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, (j) which is, unless otherwise agreed to by the Agent, freely transferable by the registered holder thereof and (k) which, as of such day of determination, has not been outstanding more than 210 days from its original date of issuance.

     For purposes of this Agreement (including the computation from time to time of the Facility B Borrowing Base), the eligibility of Asset Backed Securities will be determined from time to time, such that an Asset Backed Security that was an Eligible Security at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Security (unless and until it again meets all applicable eligibility requirements).

     "Eligible Servicer" means AFS, the Backup Servicer or another Person which
      -----------------
at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Transferred Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Transferred Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

     "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Eurocurrency liabilities" has the meaning assigned to that term in
      ------------------------
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Advance" means any Advance (or portion thereof) that bears
      ------------------
Yield computed by reference to the Eurodollar Rate.

     "Eurodollar Rate" means, for any Fixed Period, a rate per annum equal to
      ---------------
the rate for deposits in Dollars for a term equal to such Fixed Period (commencing on the first day of such Fixed Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Fixed Period. If such rate does not appear on Telerate Page 3750, a rate per annum at which deposits in Dollars are offered by the principal office of Deutsche Bank AG in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period for delivery on such first day and for a period equal to such Fixed Period.

     "Eurodollar Rate Reserve Percentage" of any Lender for any Fixed Period in
      ----------------------------------
respect of which Yield is computed by reference to the Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the yield rate on Eurocurrency liabilities is determined) having a term equal to such Fixed Period.

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a
      -------------------
Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Exchange Act"  means the Securities Exchange Act of 1934, as amended.
      -------------

     "Face Amount" means, with respect to outstanding commercial paper, (i) the
      -----------
face amount of any such commercial paper issued on a discount basis, and (ii) the principal amount of, plus the amount of all interest accrued and to accrue thereon to the stated maturity date of, any commercial paper issued on an interest-bearing basis.

     "Facility" means Facility A and Facility B.
      --------

     "Facility A" has the meaning set forth in Section 2.1(a).
      ----------                               --------------

     "Facility A Advance" has the meaning set forth in Section 2.1(a).
      ------------------                               --------------

     "Facility A Borrowing Base" means, on any day, the excess of (a) the sum of
      -------------------------
(i) the Aggregate Outstanding Principal Balance as of such day of all Transferred Receivables which are Eligible Receivables on such day, plus (ii)
                                                                    ----
the amount on deposit in the Collateral Account on such day, plus (iii) (without
                                                             ----
duplication) the aggregate of the amount on deposit in the Facility A Subaccount of the Collection Account available for distribution pursuant to Section 3 of the Security Agreement on such day, over (b) the Required A Holdback in effect
                                    ----
on such day.

     "Facility A Collected Funds" means, with respect to any Determination Date,
      --------------------------
the amount of funds in the Facility A Subaccount on such date representing collections on the Total Receivables Pool during the related Collection Period, including all Recoveries with respect thereto collected during the related Collection Period (but excluding any Purchase Amounts).

     "Facility A Deficiency" has the meaning set forth in Section 14.1(e).
      ---------------------                               ---------------

     "Facility A Limit" means, on any date, the Facility Limit less the
      ----------------                                         ----
outstanding principal amount of the Facility B Advances, each computed as of such date and after giving effect to all Facility B Advances to be made on such date.

     "Facility A Note" means the promissory grid note, in the form of Exhibit B-
      ---------------                                                 ----------
1, of the Borrower payable to the order of the Agent on behalf of the Investors.
-

     "Facility A Share" means, at any time, the percentage equivalent of a
      ----------------
fraction, the numerator of which is the outstanding principal amount of the Facility A Advances at such time and the denominator of which is the outstanding principal amount of all Advances at such time.

     "Facility A Subaccount" means the subaccount of the Collection Account
      ---------------------
designated as the Facility A Subaccount in, and which is established and maintained pursuant to Section 8.17(a).
                       ---------------

     "Facility B" has the meaning set forth in Section 2.1(b).
      ----------                               --------------

     "Facility B Advance" has the meaning set forth in Section 2.1(b).
      ------------------                               --------------

     "Facility B Borrowing Base" means, on any day, the excess of (a) the
      -------------------------
aggregate unpaid principal balance as of such day of each Asset Backed Security in the Total Securities Pool which is an Eligible Security on such day, over (b)
                                                                        ----
the Required B Holdback in effect on such day.

     "Facility B Collected Funds" means, with respect to any Determination Date,
      --------------------------
the amount of funds in the Facility B Subaccount on such date representing payments or distributions made with respect to the Asset Backed Securities in the Total Securities Pool during the related Collection Period (but excluding any Purchase Amounts).

     "Facility B Deficiency" has the meaning set forth in Section 14.1(e).
      ---------------------                               ---------------

     "Facility B Limit" means, on any date, the lesser of (x) the sum of (i)
      ----------------
$300,000,000 minus (ii) the excess (if any) of the principal amount of the
             -----
Facility A Advances outstanding on such date (after giving effect to all Facility A Advances to be made on such date) over $200,000,000, and (y) the Facility Limit less the outstanding principal amount of the Facility A Advances,
               ----
each computed as of such date and after giving effect to all Facility A Advances to be made on such date.

     "Facility B Note" means the promissory grid note, in the form of Exhibit B-
      ---------------                                                 ----------
2, of the Borrower payable to the order of the Agent on behalf of the Investors.
-

     "Facility B Share" means, at any time, the percentage equivalent of a
      ----------------
fraction, the numerator of which is the outstanding principal amount of the Facility B Advances at such time and the denominator of which is the outstanding principal amount of all Advances at such time.

     "Facility B Subaccount" means the subaccount of the Collection Account
      ---------------------
designated as the Facility B Subaccount in, and which is established and maintained pursuant to Section 8.17(a).
                       ---------------

     "Facility Fee Rate" has the meaning set forth in the Fee Letter.
      -----------------

     "Facility Limit" means, on any day, the lesser of (x) $500,000,000 and (y)
      --------------
the Total Commitment in effect on such day, as such Total Commitment may be reduced or increased pursuant to Section 2.5. References to the unused portion
                                 -----------
of the Facility Limit shall mean, at any
time, the Facility Limit in effect at such time, minus the sum of the then
                                                 -----
outstanding principal amount of Advances under this Agreement.

     "Facility Termination Date" means the earliest to occur of (i) the date of
      -------------------------
any termination of the Total Commitment, in whole, by the Borrower pursuant to
Section 2.5, (ii) the effective date on which the Facility is terminated
-----------
pursuant to Section 14.2, and (iii) the Commitment Termination Date.
            ------------

     "Facility Termination Event" means any of the events described in Section
      --------------------------                                       -------
14.1.
----

     "Federal Funds Rate" means, for any period, a fluctuating rate per annum
      ------------------
equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

     "Fee Letter" has the meaning set forth in Section 3.4.
      ----------                               -----------

     "Fees" means all fees and other amounts payable to the Agent, on behalf of
      ----
itself, the Lenders and the Liquidity Providers, pursuant to the Fee Letter.

     "Financed Vehicle" means any automobile, light duty truck, van, minivan or
      ----------------
sport utility vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto.

     "Fixed Period" means with respect to any Advance (or portion thereof):
      ------------

          (a) the period commencing on the date of the initial funding of such Advance (or such portion) and ending such number of days thereafter as the Agent shall select in accordance with Section 3.3(b), after consultation to
                                           --------------
     the extent practicable with the Borrower; and

          (b) thereafter, each period commencing on the last day of the immediately preceding Fixed Period for such Advance (or such portion) and ending such number of days thereafter as the Agent shall then select in accordance with Section 3.3(b), after consultation to the extent
                     --------------
     practicable with the Borrower;

          provided, however, that:
          --------  -------

               (i) any Fixed Period in respect of which Yield is computed by reference to the Bank Rate shall be a period of from one to and including 29 days (if reasonably available to the Agent), or a period of one, two or three months (or such longer period as is agreed to by the Borrower and the Agent), as the Borrower may select by written notice to the Agent furnished not later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period;

               (ii) any such Fixed Period (other than a Fixed Period consisting of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Advance shall be accruing Yield at a rate determined by reference to the Eurodollar Rate, in which case if such succeeding Business Day is in a different calendar month, such Fixed Period shall instead be shortened to the next preceding Business Day);

               (iii) in the case of Fixed Periods of one day, (A) the initial Fixed Period shall be the day of the initial funding of such Advance, and (B) any subsequently occurring Fixed Period that is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and if the immediately preceding Fixed Period is one day, shall be the next day following such immediately preceding Fixed Period; and

               (iv) if any Fixed Period for any Advance that commences before the Facility Termination Date would otherwise end on a date occurring after the Facility Termination Date, such Fixed Period shall end on the Facility Termination Date and the duration of each such Fixed Period that commences on or after the Facility Termination Date, if
                                                                           --
          any, shall be of such duration as shall be selected by the Agent.
          ---

     "Force-Placed Insurance" has the meaning set forth in Section 8.4(b).
      ----------------------                               --------------

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

          (d) all other items that, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

     "Indemnified Amounts" has the meaning set forth in Section 17.1.
      -------------------                               ------------

     "Indemnified Party" has the meaning set forth in Section 17.1.
      -----------------                               ------------

     "Independent Accountants" has the meaning set forth in Section 8.11(a).
      -----------------------                               ---------------

     "Insurance Add-On Amount" means the premium charged to the Obligor if the
      -----------------------
Servicer obtains Force-Placed Insurance pursuant to Section 8.4.
                                                    -----------

     "Insurance Policies" means, with respect to a Receivable, any insurance
      ------------------
policy (including the insurance policies described in clause (xxiii) of the
                                                      --------------
definition of "Eligible Receivable") benefiting the holder of the Receivable
               -------------------
providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

     "Interest Rate Cap Strike Price" means, with respect to an Interest Rate
      ------------------------------
Hedge, the "strike price" set forth in such Interest Rate Hedge.

     "Interest Rate Hedge" means any interest rate cap or other hedging
      -------------------
mechanism which satisfies the requirements of Section 11.6.
                                              ------------

     "Interest Rate Hedge Assignment Acknowledgment" means an acknowledgment in
      ---------------------------------------------
substantially the form of Exhibit C hereto executed by a counterparty to an
                          ---------
Interest Rate Hedge (if other than DBNY) in favor of the Agent and the Collateral Agent.

     "Interim Distribution Date" means any Settlement Date, other than a
      -------------------------
Distribution Date, on which the Collateral Agent shall pay principal, Yield and certain other amounts in accordance with this Agreement and the Security Agreement.

     "Investor" means (i) all Lenders, (ii) all other owners by assignment (in
      --------
accordance with Section 16.1) of an Advance and, to the extent of the undivided
                ------------
interests so purchased, all Participants (in accordance with Section 16.9) and
                                                             ------------
(iii) the Agent and any subsequent holders of a Note (in accordance with Section
                                                                         -------
16.5).
----

     "Joinder Supplement" means an agreement among a Noncommitted Lender or
      ------------------
Committed Lender (as the case may be), the Borrower, AFS and the Agent in the form of Exhibit F hereto (appropriately completed).
        ---------

     "Lender" means any Noncommitted Lender or Committed Lender, and "Lenders"
      ------                                                          -------
means, collectively, all Noncommitted Lenders and Committed Lenders.

     "Level I Trigger Event" means, as of any date, that (x) a Portfolio Trigger
      ---------------------
Event has occurred on or prior to such date or (y) a Portfolio Default has occurred prior to such date and such Portfolio Default has been cured or waived in accordance with the related transaction documents.

     "Level II Trigger Event" means, as of any date, the existence of a
      ----------------------
Portfolio Default on such date. A "Level II Trigger Event" shall be deemed to exist so long as the underlying Portfolio Default is not cured or waived in accordance with the related transaction documents.

     "Level III Trigger Event" means, on any date, that the Servicer Delinquency
      -----------------------
Ratio (computed for this purpose using Borrowing Base Delinquent Receivables in lieu of Delinquent Receivables) exceeds 14% on such date and a Level IV Trigger Event is not in effect on such date; provided that such 14% shall be reduced to 12% with respect to computations of the Servicer Delinquency Ratios as of the last day of the February through September (inclusive) Collection Periods.

     "Level IV Trigger Event" means, on any date, that the Servicer Delinquency
      ----------------------
Ratio (computed for this purpose using Borrowing Base Delinquent Receivables in lieu of Delinquent Receivables) exceeds 15% on such date; provided that such 15% shall be reduced to 13% with respect to computations of the Servicer Delinquency Ratios as of the last day of the February through September (inclusive) Collection Periods.

     "Level V Trigger Event" means, on any date, that the Portfolio Net Loss
      ---------------------
Ratio exceeds 7% on such date and a Level VI Trigger Event is not in effect on such date.

     "Level VI Trigger Event" means, on any date, that the Portfolio Net Loss
      ----------------------
Ratio exceeds 7.5% on such date.

     "Lien" means any security interest, lien, charge, pledge, preference,
      ----
equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

     "Lien Certificate" means, with respect to a Financed Vehicle, an original
      ----------------
certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "Liquidity Provider" means each Person who provides liquidity, credit
      ------------------
enhancement (including any insurer under an insurance policy or surety bond for the benefit of a Noncommitted Lender, either directly or indirectly through support of one or more of its Committed Lenders, with respect to all or a portion of the Facility) or a "back-stop" purchase facility to a Noncommitted Lender under a Noncommitted Lender Liquidity Arrangement.

     "Lockbox Account" has the meaning set forth in Section 8.2(d).
      ---------------                               --------------

     "Lockbox Agreement" means the Tri-Party Remittance Processing Agreement,
      -----------------
dated as of the date hereof, by and among the Lockbox Bank, the Servicer and Bank One, N.A., as Collateral Agent, as such agreements may be amended from time to time in accordance with the provisions hereof and thereof, unless such agreement shall be terminated in accordance with its terms, in which event "Lockbox Agreement" shall mean such other agreement, in form and substance acceptable to the Agent, among the Servicer, the Collateral Agent and the Lockbox Bank.

     "Lockbox Bank" means Bank One, Texas, N.A. or any other depository
      ------------
institution named by the Servicer and acceptable to the Agent.

     "Maximum Interest Rate Cap Strike Price" means, at any time, such rate as
      --------------------------------------
will result in a Deficiency Percentage of zero at such time.

     "Maximum Purchase Amount" of a Noncommitted Lender means the aggregate
      -----------------------
Commitment of the Committed Lenders with respect to such Noncommitted Lender.

     "Minimum Reserve Account Amount" means, on any date, the greater of (a)
      ------------------------------
$500,000 and (b) the product of 1.0% and the sum of (i) the aggregate unpaid principal amount of all Advances on such date plus (ii) the Required A Holdback
                                              ----
in effect on such date plus (iii) the Required B Holdback in effect on such
                       ----
date.

     "Monthly Extension Rate" means, with respect to any Determination Date, the
      ----------------------
fraction, expressed as a percentage, the numerator of which is the Aggregate Outstanding Principal Balance of all Receivables in the Servicing Portfolio whose payments are extended during the related Collection Period and the denominator of which is the Aggregate Outstanding Principal Balance of all Receivables in the Servicing Portfolio as of the close of business on the last day of the Collection Period immediately preceding such related Collection Period.

     "Monthly Records" means all records and data maintained by the Servicer
      ---------------
with respect to the Transferred Receivables and the Transferred ABS, including the payment history with respect to each Transferred ABS and the following with respect to each Transferred Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; origination date; first payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; and, once available, current remaining term and current Insurance Policy expiration date and past due late charges.

     "Monthly Tape" means the computer tape or listing generated on behalf of
      ------------
the Borrower which contains the information set forth in the definition of "Monthly Records" above and in a format acceptable to the Backup Servicer.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Noncommitted Lender" means each Structured Lender which shall become a
      -------------------
party hereto pursuant to a Joinder Supplement duly executed by all parties thereto.

     "Noncommitted Lender Liquidity Arrangement" means each liquidity, credit
      -----------------------------------------
enhancement or "back-stop" purchase or loan facility for a Noncommitted Lender relating to this Agreement.

     "Noncommitted Percentage" means, for a Noncommitted Lender, such
      -----------------------
Noncommitted Lender's Maximum Purchase Amount as a percentage of the Facility Limit.

     "Note" means the Facility A Note and/or the Facility B Note (as the context
      ----
may require).

     "Note Register" has the meaning set forth in Section 16.5(a).
      -------------                               ---------------

     "Note Registrar" has the meaning set forth in Section 16.5(a).
      --------------                               ---------------

     "Obligations" means all obligations (monetary or otherwise) of the Borrower
      -----------
to the Lenders, the Agent, the Collateral Agent or any other Affected Person arising under or in connection with this Agreement, each Note and each other Transaction Document.

     "Obligor" means a Person obligated to make payments with respect to a
      -------
Transferred Receivable.

     "Officer's Certificate" means, with respect to any Person which is not an
      ---------------------
individual, a certificate signed by the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer or any Vice President of such Person.

     "Official Body" means any government or political subdivision or any
      -------------
agency, authority, regulatory body, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Opinion of Counsel" means a written opinion of counsel reasonably
      ------------------
acceptable to the Agent which, unless otherwise provided herein, may be an employee of the Person delivering such opinion.

     "Other Conveyed Property" has the meaning set forth in the Purchase
      -----------------------
Agreement.

     "Participant" has the meaning set forth in Section 16.9.
      -----------                               ------------

     "Performing Loan Factor" means, on any day, 1 minus the Delinquency Ratio
      ----------------------                       -----
in effect on such day.

     "Permitted Investment" means any one or more of the following types of
      --------------------
investments:

          (a) (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States; and (ii) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage

     Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by each Rating Agency;

          (b) demand or time deposits in, certificates of deposit of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State thereof (including any federal or state branch or agency of a foreign depository institution or trust company) and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent, the Agent or any agent thereof acting in its commercial capacity); provided that the short-term unsecured debt obligations of such
                --------
     depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are assigned the highest credit rating by each Rating Agency;

          (c) repurchase obligations pursuant to a written agreement (i) with respect to any obligation described in clause (a) above, where the Collateral Agent has taken actual or constructive delivery of such obligation, and (ii) entered into with (x) DBNY or (y) banks organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Collateral Agent, the Agent or any agent thereof acting in its commercial capacity);

          (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are assigned the highest credit rating by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that
                                               --------  -------
     securities issued by any particular corporation will not be Permitted Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held in the Collection Account and the Reserve Account to exceed 10% of the value of Permitted Investments held in such accounts (with Permitted Investments held in such accounts valued at par);

          (e) commercial paper that (i) is payable in United States dollars and
     (ii) is rated in the highest credit rating category by each Rating Agency;

          (f) units of money market funds rated in the highest credit rating category by each Rating Agency; or

          (g) any other demand or time deposit, obligation, security or investment (including, without limitation, a hedging arrangement) as may be acceptable to the Agent, as evidenced by a writing to that effect (with a copy to each Rating Agency).

     Permitted Investments may be purchased by or through the Collateral Agent or any of its Affiliates. All Permitted Investments shall be held in the name of the Collateral Agent. No Permitted Investment shall have a "r" highlighter affixed to its S&P rating.

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "Portfolio Default" means the occurrence, with respect to securities issued
      -----------------
on or after February 19, 1999 (the date of issuance of Series 1999-A), which are backed by automobile installment sales contracts ("receivables") and with respect to which AFS or any Affiliate of AFS is the servicer, of an "event of default" or similar event under any applicable enhancement or insurance agreement or an "amortization event", "pay-out event" or similar event under any applicable sale and servicing agreement or indenture which event has the potential consequence, inter alia, under the related agreements of requiring the
                       ----- ----
acceleration or early amortization of the related securities or permitting the realization upon the receivables and/or other collateral.

     "Portfolio Net Losses" means with respect to any Collection Period, the
      --------------------
aggregate amount of gross charge-offs of Receivables in the Servicing Portfolio during such Collection Period net of all Recoveries with respect to any such Receivables (including post-disposition amounts received on previously charged-off Receivables), calculated in a manner consistent with the calculations of net losses in AmeriCredit Corp.'s quarterly report on Form 10-Q for the period ended March 31, 2000.

     "Portfolio Net Loss Ratio" means, as of any date, a fraction, expressed as
      ------------------------
a percentage, the numerator of which equals the product of 2.0 times the sum of the Portfolio Net Losses for the six (6) preceding Collection Periods and the denominator of which equals the Average Servicing Portfolio as of such date. The Portfolio Net Loss Ratio shall be determined on each Determination Date and shall remain in effect until recalculated on the next succeeding Determination Date.

     "Portfolio Trigger Event" means the occurrence of a "trigger event" or any
      -----------------------
other event however denominated, with respect to securities issued on or after February 19, 1999 (the date of issuance of Series 1999-A), which are backed by automobile installment sales contracts ("receivables") and with respect to which AFS or any Affiliate of AFS is the servicer, which event is based on the performance of such receivables and has the potential consequence under the related agreements of causing the amount required to be retained in any related spread or reserve account or the level of any other enhancement to be increased.

     "Pre-Computed Receivable" means any Receivable under which the portion of a
      -----------------------
payment allocable to earned interest (which may be referred to in the related Receivable as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

     "Principal Balance" means, with respect to any Receivable, as of any date,
      -----------------
the sum of the Amount Financed minus that portion of all amounts received by the
                               -----
Servicer with respect to such Receivable on or prior to such date and allocable to principal in accordance with the terms of such Receivable minus any Cram Down
                                                             -----
Loss in respect of such Receivable plus the accrued and unpaid interest on such
                                   ----
Receivable.

     "Purchase Amount" means, with respect to a Warranty Receivable purchased by
      ---------------
the Servicer or AFS pursuant to Section 8.7 or under the Purchase Agreement or a
                                -----------
Receivable which the Servicer purchased pursuant to Section 8.4, the Principal
                                                    -----------
Balance of such Receivable (including all accrued and unpaid interest on such Receivable) as of the date of such purchase; or, with respect to an Asset Backed Security purchased by the Servicer or AFS pursuant to Section 8.7 or under the
                                                      -----------
Purchase Agreement, the unpaid principal amount of such Asset Backed Security together with all accrued but unpaid interest thereon as of the date of such purchase.

     "Purchase Agreement" means the Master Purchase Agreement dated as of the
      ------------------
date hereof by and among the Borrower, the Sellers and the Collateral Agent, including all permitted amendments, modifications and supplements thereto.

     "Purchase Date" has the meaning assigned to the term "Transfer Date" in the
      -------------
Purchase Agreement.

     "Rating Agencies" means Standard & Poor's and Moody's.
      ---------------

     "Receivable" means any right to payment from a Person, and includes without
      ----------
limitation the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

     "Receivable File" means, with respect to each Receivable in the Total
      ---------------
Receivables Pool, the documents, electronic entries, instruments and writings set forth in clause (xiii) of the definition of "Eligible Receivable" herein.
             -------------

     "Record Date" means, with respect to any Determination Date or Distribution
      -----------
Date, the last day of the immediately preceding calendar month.

     "Recoveries" means, with respect to any Defaulted Receivable, monies
      ----------
collected in respect thereof (other than Scheduled Payments collected from the related Obligor which cause such Receivable to be no longer a Defaulted Receivable), from whatever source, during any Collection Period, net of the sum of any reasonable expenses incurred by the Servicer in connection with the collection, repossession and disposition of the related Financed Vehicle and any amounts required by law to be remitted to the related Obligor; provided that
                                                               --------
Recoveries with respect to any Defaulted Receivable shall in no event be less than zero.

     "Registrar of Titles" means, with respect to any state, the governmental
      -------------------
agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Replacement Person" has the meaning set forth in Section 6.4.
      ------------------                               -----------

     "Required A Holdback" means, as of any date, the sum of (i) the greater of
      -------------------
(a) the sum of (x) the product of 12% times the Aggregate Outstanding Principal Balance of Eligible Receivables in the Total Receivables Pool on such date plus
                                                                           ----
(y) the product of 4% times the amount on deposit in the Facility A Subaccount of the Collection Account on such date, and (b) $2,000,000; plus (ii) the
                                                            ----
Deficiency Amount for such date.

     "Required B Holdback" means, as of any date, the greater of (a) $2,000,000
      -------------------
and (b) the aggregate of the following amounts computed for each Eligible Security in the Total Securities Pool:

          The product of (x) the EAL Multiple applicable to such Eligible Security times (y) the lower of the par amount or the market value (as reasonably determined by the Agent) on the related Purchase Date of such Eligible Security.

     "Required Holdback" means the Required A Holdback and/or the Required B
      -----------------
Holdback (as the context may require).

     "Required Lenders" means, at any time, (a) Noncommitted Lenders holding
      ----------------
Advances aggregating at least 51% of all Advances then owing to Noncommitted Lenders, and (b) Committed Lenders having Commitments or, if no Commitments are in effect, Advances, aggregating at least 51% of the Total Commitment or Advances owing to Committed Lenders (as the case may be).

     "Required Reserve Account Amount" means, on any date, the greater of (a)
      -------------------------------
the Minimum Reserve Account Amount and (b) the product of the Stated Percentage in effect on such date and the sum of (i) the aggregate unpaid principal amount of all Advances on such date plus (ii) the Required A Holdback in effect on such
                             ----
date plus (iii) the Required B Holdback in effect on such date.
     ----

     "Reserve Account" means the account designated as the Reserve Account in,
      ---------------
and which is established and maintained pursuant to, Section 8.17(b).
                                                     ---------------

     "Reserve Account Shortfall" means, as of any date, an amount (if positive)
      -------------------------
equal to the Required Reserve Account Amount on such date minus the amount on
                                                          -----
deposit in the Reserve Account on such date.

     "Responsible Officer" means, with respect to any Person that is not an
      -------------------
individual, the President, any Vice-President or Assistant Vice-President, Corporate Trust Officer, the Treasurer or Assistant Treasurer, or the Controller or Assistant Controller or Warehouse Manager of such Person, or any other officer or employee having similar functions.

     "Schedule" has the meaning ascribed to such term in the Purchase Agreement.
      --------

     "Schedule of ABS" means a Schedule with respect to Asset Backed Securities.
      ---------------

     "Schedule of Receivables" means a Schedule with respect to Receivables.
      -----------------------

     "Scheduled Payment" means (i) with respect to any Receivable, the periodic
      -----------------
payment set forth in such Receivable (excluding, however, any portion of such payment that represents late payment charges and payments in respect of taxes, licenses or similar items); and (ii) with respect to any Asset Backed Security, the scheduled payments of principal and interest thereon as set forth in the related ABS Documents.

     "Secured Parties" means, collectively, the Agent, each Lender, the
      ---------------
Collateral Agent, each other Affected Person and their respective successors and assigns.

     "Security Agreement" means the Security and Collateral Agent Agreement
      ------------------
dated as of the date hereof among the Agent, the Collateral Agent, AFS and the Borrower, including all amendments, modifications and supplements thereto.

     "Seller" means each of AFS and AFC in its capacity as a Seller under the
      ------
Purchase Agreement, and "Sellers" means, collectively, AFS and AFC, each in such
                         -------
capacity.

     "Servicer" means AFS or, as applicable, any successor servicer appointed
      --------
pursuant to Section 13.3.
            ------------

     "Servicer Delinquency Ratio" means, as of the last day of a Collection
      --------------------------
Period, the ratio, expressed as a percentage, computed by dividing (i) the Aggregate Outstanding Principal Balance on such date of each Receivable in the Servicing Portfolio which is a Delinquent Receivable or a Receivable for which the Financed Vehicle has been repossessed and the proceeds thereof have not been realized by the Servicer by (ii) the Aggregate Outstanding Principal Balance of all Receivables in the Servicing Portfolio on the last day of such Collection Period.

     "Servicer Extension Notice" has the meaning set forth in Section 8.14.
      -------------------------                               ------------

     "Servicer Termination Event" has the meaning set forth in Section 13.1.
      --------------------------                               ------------

     "Servicer's Certificate" means, with respect to each Determination Date, a
      ----------------------
certificate, completed by and executed on behalf of the Servicer, in accordance with Section 8.9, substantially in the form attached hereto as Exhibit E.
     -----------                                               ---------

     "Servicing Fee" means, as of any Distribution Date, an amount equal to the
      -------------
product of (i) 1/12 of the Servicing Fee Rate and (ii) the average Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool for each day during the Collection Period immediately preceding such Distribution Date.

     "Servicing Fee Rate" means 2%.
      ------------------

     "Servicing Portfolio" means as of any date, the Aggregate Outstanding
      -------------------
Principal Balance of all Receivables (whether or not thereafter sold or disposed of) which are serviced by the Servicer or any of its Affiliates at such time, calculated in a manner consistent with the calculation of the components of Average Servicing Portfolio in the most recent Form 10-K or Form 10-Q of AmeriCredit Corp.

     "Servicing Procedures and Credit Manual" means AFS's written credit,
      --------------------------------------
servicing and collections procedures delivered to the Agent prior to the Closing Date, as amended from time to time in accordance herewith.

     "Settlement Date" means, with respect to any Advance, (a) each Distribution
      ---------------
Date, (b) at the option of the Agent or the Borrower, the last day of the current Fixed Period of such Advance or (c) the date on which the Borrower shall prepay such Advance pursuant to Section 4.1 hereof.
                                -----------

     "Simple Interest Method" means the method of allocating a fixed level
      ----------------------
payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

     "Simple Interest Receivable" means a Receivable under which the portion of
      --------------------------
the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Standard & Poor's" or "S&P" means Standard & Poor's Ratings Services, a
      -----------------      ---
division of The McGraw-Hill Companies, Inc.

     "Stated Percentage" means, on any date, the sum of (a) 4% plus (b) the
      -----------------                                        ----
lesser of (x) 6% and (y) the aggregate of each Percentage Add-On in effect on
------
such date (if any) as computed below:

     If on such date (i) a Level I Trigger Event exists, the Percentage Add-On related thereto shall be 2%; (ii) a Level II Trigger Event exists, the Percentage Add-On related thereto shall be 6%; (iii) a Level III Trigger Event exists, the Percentage Add-On related thereto shall be 2%; (iv) a Level IV Trigger Event exits, the Percentage Add-On related thereto shall be 6%; (v) a Level V Trigger Event exists, the Percentage Add-On related thereto shall be 2%; and (vi) a Level VI Trigger Event exists, the Percentage Add-On related thereto shall be 6%.

     "Structured Lender" shall mean any Person whose principal business consists
      -----------------
of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized rating agency which is rating such securities to obtain from its principal debtors an agreement such as that set forth in Section 18.12(a) of this Agreement in order to maintain such
             ----------------
rating.

     "Subsidiary" means, with respect to any Person, a corporation of which such
      ----------
Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     "Supplement" has the meaning ascribed to such term in the Purchase
      ----------
Agreement.

     "Take-Out Securitization" means (a) a financing transaction of any sort
      -----------------------
undertaken by the Borrower or any Affiliate of the Borrower secured, directly or indirectly, by any Transferred Receivables or Transferred ABS or (b) any other asset securitization, secured loans or similar transactions involving any Transferred Receivables or Transferred ABS or any beneficial interest therein.

     "Tangible Net Worth" means, with respect to any Person, the net worth of
      ------------------
such Person calculated in accordance with GAAP after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

     "Taxes" has the meaning set forth in Section 5.1(b).
      -----                               --------------

     "Third Party Lender" is defined in clause (i) of the definition of
      ------------------                ----------
"Eligible Receivables" herein.

     "Total Commitment" means the aggregate of the Commitments of all Committed
      ----------------
Lenders.

     "Total Expense Percentage" means, as of any date, the sum of (a) the
      ------------------------
Servicing Fee Rate plus (b) the Custodial Fee Rate plus (c) the Backup
                   ----                            ----
Servicing/Collateral Agent Fee Rate.

     "Total Receivables Pool" means, on any day, all Receivables which were sold
      ----------------------
or contributed to the Borrower pursuant to the Purchase Agreement and owned by the Borrower on such day.

     "Total Securities Pool" means, on any day, all Asset Backed Securities
      ---------------------
which were sold or contributed to the Borrower pursuant to the Purchase Agreement and owned by the Borrower on such day.

     "Transaction Documents" means this Agreement, each Note, the Fee Letter,
      ---------------------
the Custodian Agreement, the Purchase Agreement, the Lockbox Agreement, the Security Agreement, the Trust Agreement, each Interest Rate Hedge, and the other documents to be executed and delivered in connection with this Agreement.

     "Transferred ABS" means each Asset Backed Security which appears on any
      ---------------
Schedule of ABS at any time hereafter submitted to the Borrower pursuant to the Purchase Agreement, whether purchased by the Borrower or contributed to the capital of the Borrower. Once an Asset Backed Security appears on any such Schedule of ABS it shall remain a Transferred ABS; provided, however, that any
                                                   --------  -------
Asset Backed Security that is released from the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to Section 9.5(f) shall
                                                         --------------
not be a "Transferred ABS" after such Asset Backed Security is so released.
          ---------------

     "Transferred Receivable" means each Receivable which appears on any
      ----------------------
Schedule of Receivables at any time hereafter submitted to the Borrower pursuant to the Purchase Agreement, whether purchased by the Borrower or contributed to the capital of the Borrower. Once a Receivable appears on any such Schedule of Receivables it shall remain a Transferred Receivable; provided, however, that
                                                      --------  -------
any Receivable that is released from the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to Section 9.5(f) shall not be a
                                                   --------------
"Transferred Receivable" after such Receivable is so released.
 ----------------------

     "Transfer Request" has the meaning set forth in Section 9.5(a).
      ----------------                               --------------

     "Transition Costs" means any documented expenses and allocated cost of
      ----------------
personnel reasonably incurred by the Backup Servicer in connection with a transfer of servicing from the Servicer to the Backup Servicer as the successor Servicer in an amount not to exceed $100,000.

     "Trust Agreement" means the Amended and Restated Trust Agreement dated as
      ---------------
of the date hereof among AFS, AFC and Bankers Trust (Delaware), as Trustee, which, inter alia, establishes the Borrower, including all permitted amendments,
       ----- ----
modifications and supplements thereto.

     "Trust Trustee" means the Trustee under the Trust Agreement.
      -------------

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction or jurisdictions.

     "Unmatured Facility Termination Event" means any event that, if it
      ------------------------------------
continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Facility Termination Event.

     "Usage Fee" has the meaning set forth in the Fee Letter.
      ---------

     "Warranty Receivable" means, with respect to any Collection Period, a
      -------------------
Receivable that the Servicer or AFS has become obligated to purchase or repurchase pursuant to Section 8.7 or under the Purchase Agreement.
                       -----------

     "written" or "in writing" (and other variations thereof) means any form of
      -------      ----------
written communication or a communication by means of telex, telecopier device, telegraph or cable.

     "Yield" means, with respect to any period, the sum of the following:
      -----

               (i) without duplication of the amount set forth in the immediately following clause (ii), the sum of the daily interest accrued on the commercial paper issued by each Noncommitted Lender to fund or maintain any Advance outstanding on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such commercial paper on such day, (y) the applicable Commercial Paper Rate and (z) 1/360, plus
                                                          ----

               (ii) if any commercial paper has been issued by a Noncommitted Lender during such period to fund the interest component on any other commercial paper maturing on a date other than a Settlement Date, the sum of the daily interest accrued on such additional commercial paper outstanding on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such additional commercial paper on such day, (y) the applicable Commercial Paper Rate and (z) 1/360, plus
                         ----

               (iii) the sum of the daily interest accrued on Advances funded or maintained other than through the issuance of commercial paper on each day during such period equal, for any such day, to the product of
          (x) the outstanding principal amount of such Advances on such day, (y) the Bank Rate and (z) the applicable computation period determined in accordance with Section
                                                                      -------
          3.5 of this Agreement, minus
          ---                    -----

               (iv) the amount of Yield paid on all Interim Distribution Dates during such period.

     Notwithstanding clauses (i), (ii) and (iii) above, after the date any principal amount of any Advance is due and payable (whether on the Facility Termination Date, upon acceleration or otherwise) or after any other monetary obligation of the Borrower or the Servicer arising under this Agreement shall become due and payable, the Borrower or the Servicer, as the case may be, shall pay (to the extent permitted by law, if in respect of any unpaid amounts representing Yield) Yield (after as well as before judgment) on such amounts, payable on demand, at a rate per annum equal to the Default Rate.
                             --- -----

     SECTION 1.2    Other Definitional Provisions.
                    -----------------------------

          (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

          (b)  Each term defined in the singular form in Section 1.1 or
                                                         -----------
     elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement, a Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in
     Section 1.1 shall mean the singular thereof when the singular form of such
     -----------
     term is used herein or therein.

          (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

                                  ARTICLE II

                  THE FACILITY, ADVANCE PROCEDURES AND NOTES

     SECTION 2.1    Facility.
                    --------

          (a) On the terms and subject to the conditions set forth in this Agreement, each Noncommitted Lender may, in its sole discretion, make loans (to the extent of its Available Purchase Amount) to the Borrower (each loan made pursuant to this Section 2.1(a), a "Facility A Advance") on a
                           --------------     ------------------
     revolving basis from time to time during the period commencing on the Effective Date and ending on the Facility Termination Date, in each case in such amounts as may be requested by the Borrower pursuant to Section 2.2.
                                                                  -----------
     If on any day there shall be more than one Noncommitted Lender, any Facility A Advance requested by the Borrower on such day shall be allocated among the Noncommitted Lenders pro rata on the basis of their respective
                                    --- ----
     Noncommitted

     Percentages and each Noncommitted Lender may, in its sole and absolute discretion, determine whether to make a Facility A Advance in its allocated amount. If a Noncommitted Lender elects not to make a requested Facility A Advance, each of the Committed Lenders with respect to such Noncommitted Lender shall make Facility A Advances (in an aggregate amount equal to the requested Facility A Advance) to the Borrower (to the extent of the unutilized Commitment of each such Committed Lender and pro rata among such
                                                             --- ----
     Committed Lenders in accordance with their respective Adjusted Commitment Percentages) on a revolving basis from time to time during the period commencing on the Effective Date and ending on the Facility Termination Date. The lending arrangement made available to the Borrower pursuant to the preceding sentences of this Section 2.1(a) is herein called "Facility
                                     --------------                   --------
     A". The aggregate principal amount of all Facility A Advances at any time
     --
     outstanding hereunder shall not exceed the lesser of (i) the Facility A Limit and (ii) the Facility A Borrowing Base.

          (b) On the terms and subject to the conditions set forth in this Agreement, each Noncommitted Lender may, in its sole discretion, make loans (to the extent of its Available Purchase Amount) to the Borrower (each loan made pursuant to this Section 2.1(b), a "Facility B Advance") on a
                           --------------     ------------------
     revolving basis from time to time during the period commencing on the Effective Date and ending on the Facility Termination Date, in each case in such amounts as may be requested by the Borrower pursuant to Section 2.2.
                                                                  -----------
     If on any day there shall be more than one Noncommitted Lender, any Facility B Advance requested by the Borrower on such day shall be allocated among the Noncommitted Lenders pro rata on the basis of their respective
                                    --- ----
     Noncommitted Percentages and each Noncommitted Lender may, in its sole and absolute discretion, determine whether to make a Facility B Advance in its allocated amount. If a Noncommitted Lender elects not to make a requested Facility B Advance, each of the Committed Lenders with respect to such Noncommitted Lender shall make Facility B Advances (in an aggregate amount equal to the requested Facility B Advance) to the Borrower (to the extent of the unutilized Commitment of each such Committed Lender and pro rata
                                                                    --- ----
     among such Committed Lenders in accordance with their respective Adjusted Commitment Percentages) on a revolving basis from time to time during the period commencing on the Effective Date and ending on the Facility Termination Date. The lending arrangement made available to the Borrower pursuant to the preceding sentences of this Section 2.1(b) is herein called
                                                 --------------
     "Facility B".  The aggregate principal amount of all Facility B Advances at
      -----------
     any time outstanding hereunder shall not exceed the lesser of (i) the Facility B Limit and (ii) the Facility B Borrowing Base.

          (c) Notwithstanding the foregoing, under no circumstances shall any Lender make any Advance if after giving effect thereto the aggregate outstanding principal balance of (x) all Advances would exceed the Facility Limit then in effect or (y) all Advances owing to such Lender would exceed
     (i) if such Lender is a Noncommitted Lender, its Maximum Purchase Amount or
     (ii) if such Lender is a Committed Lender, its applicable Commitment.

          (d) Within the limits of Facility A and Facility B, the Borrower may borrow, prepay and reborrow Advances under this Section 2.1.
                                                     -----------

     SECTION 2.2    Advance Procedures.  The Borrower may request an Advance
                    ------------------
hereunder by giving notice to the Agent and the Collateral Agent of a proposed Advance not later than 1:00 P.M., New York time, one Business Day prior to the proposed date of such Advance. Each such notice (herein called an "Advance
                                                                    -------
Request") shall be in the form of Exhibit A and shall include the date and
-------                           ---------
amount of such proposed Advance, whether such Advance is a Facility A Advance or a Facility B Advance, the desired duration of the Fixed Period for such Advance and the Supplement and Schedule setting forth the information required therein with respect to the Receivables and/or Asset Backed Securities to be acquired by the Borrower with the proceeds of the proposed Advance. Advances may be made no more frequently than twice in any calendar week. Any Advance Request given by the Borrower pursuant to this Section 2.2 shall be irrevocable and binding on
                              -----------
the Borrower.

     SECTION 2.3    Funding.  Subject to the satisfaction of the conditions
                    -------
precedent set forth in Article VII with respect to such Advance and the
                       -----------
limitations set forth in Section 2.1, the Lenders shall make the proceeds of
                         -----------
such requested Advance available as follows: first, to the extent the amount on
                                             -----
deposit in the Reserve Account is less than the Minimum Reserve Account Amount (computed after giving effect to the proposed Advance) on the proposed date of the Advance, an amount equal to such deficiency shall be deposited by the Lenders in the Reserve Account; and second, all amounts of the Advance in excess
                                    ------
of the required deposit in the Reserve Account shall be made available to the Borrower by deposit to such account as may be designated by the Borrower in the related Advance Request in same day funds no later than 3:00 p.m., New York City time, on the proposed date of the Advance. Each Advance shall be on a Business Day and shall be in an amount of at least $5,000,000 (or an integral multiple of $1,000 in excess thereof).

     SECTION 2.4    Representation and Warranty.  Each request for an Advance
                    ---------------------------
pursuant to Section 2.2 shall automatically constitute a representation and
            -----------
warranty by the Borrower to the Agent and the Lenders that, on the requested date of such Advance, (a) the representations and warranties contained in
Article X will be true and correct as of such date as though made on such date,
---------
(b) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, and
(c) after giving effect to such requested Facility A Advance or Facility B Advance, the aggregate principal balance of (x) the outstanding Advances hereunder will not exceed the Facility Limit and (y) the outstanding Facility A Advances and Facility B Advances hereunder will not exceed the lesser of (i) the Facility A Limit or the Facility B Limit (as the case may be) and (ii) the applicable Borrowing Base.

     SECTION 2.5    Voluntary Termination of Facility; Reduction and Increase of
                    ------------------------------------------------------------
Facility Limit.
--------------

          (a) At any time the Borrower may, upon at least five Business Days' prior written notice to the Agent, terminate in whole or reduce the Total Commitment. Upon any termination in whole of the Total Commitment, the Facility Limit and the Maximum Purchase Amount of each Noncommitted Lender shall be reduced to zero. Each partial reduction shall be in an aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof. Partial reductions of the Total Commitment pursuant to this Section 2.5(a)
                                                                 --------------
     shall be allocated to the Commitment of each Committed Lender (thus reducing the Maximum Purchase Amount of each Noncommitted Lender and the Facility Limit) pro rata based on the Commitment Percentage represented by
                     --- ----
     such Commitment. Any termination or reduction of the Total Commitment shall require (i) in the event of a partial reduction and after giving effect to any such partial reduction and any prior partial reduction, that the remaining Facility Limit be not less than $50,000,000, and (ii) in connection therewith that the Borrower comply with Section 3.2(b), Section
                                                        --------------  -------
     4.l(b) and Section 6.3.  The Agent shall promptly provide copies of any
     ------     -----------
     such notice of termination or reduction received by it to each Lender together with a computation of the amount by which its Commitment (if any) has been reduced.

          (b) The Total Commitment (and Maximum Purchase Amounts and Facility Limit) may be increased from time to time by (i) the increase of the Commitment of one or more Committed Lenders (by amendment of its Joinder Supplement), (ii) the addition of one or more Committed Lenders (by execution and delivery of appropriate Joinder Supplements) or (iii) the addition of one or more Noncommitted Lenders concurrently with the addition of one or more Committed Lenders for such Noncommitted Lenders (by execution and delivery of appropriate Joinder Supplements); provided,
                                                                 --------
     however, that no such increase shall become effective unless (i) the Agent,
     -------
     AFS, the related Noncommitted Lender (in the case of actions described in (i) and (ii) affecting its Committed Lenders) and the Borrower shall have given their written consent thereto, and (ii) such conditions, if any, as the Agent shall have required in connection with its consent shall have been satisfied. Notwithstanding the foregoing, at no time may the Facility Limit exceed $650,000,000.

     SECTION 2.6    Notes.  All Facility A Advances shall be evidenced by a
                    -----
Facility A Note and all Facility B Advances shall be evidenced by a Facility B Note, each with insertions appropriately completed and payable to the order of the Agent, on behalf of the Investors. The Borrower hereby irrevocably authorizes the Agent to make (or cause to be made) appropriate notations on the grid attached to each Note (or on any continuation of such grid, or at the Agent's option, in its records), which notations, if made, shall evidence, inter
                                                                           -----
alia, the date of, the outstanding principal of, and the yield rate(s) and Fixed
----
Period(s) applicable to the Advances evidenced thereby. Such notations shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error; provided, however, that the failure to make any such notations shall not
       --------  -------
limit or otherwise affect any of the Obligations.

                                  ARTICLE III

                               YIELD, FEES, ETC.

     SECTION 3.1    Yield.  The Borrower hereby promises to pay Yield on the
                    -----
unpaid principal amount of each Advance (or each portion thereof) for the period commencing on the date of such Advance until such Advance is paid in full. No provision of this Agreement or any Note shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law.

     SECTION 3.2    Yield Payment Dates.  Yield accrued on each Advance shall be
                    -------------------
payable, without duplication:

          (a)  on the Facility Termination Date;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance; and

          (c)  on each Distribution Date; provided that Yield relating to such
                                          --------
     Advance may be payable, at the option of the Agent or the Borrower, on the related Interim Distribution Date.

     SECTION 3.3    Yield Allocations; Selection of Fixed Periods, etc.
                    --------------------------------------------------

          (a) The Agent, from time to time in its sole discretion exercised in good faith, shall determine after consultation with each Noncommitted Lender whether Yield in respect of the Advances then outstanding, or any portion thereof, shall be calculated by reference to such Lender's Commercial Paper Rate (such portion being herein called a "CP Allocation")
                                                                -------------
     or the Bank Rate (such portion being herein called a "Bank Rate
                                                           ---------
     Allocation", and together with a CP Allocation individually called an
     ----------
     "Allocation", and collectively, "Allocations"); provided, however, that the
      ----------                      -----------    --------  -------
     Agent may determine, at any time and in its sole discretion exercised in good faith, that the Commercial Paper Rate is unavailable or otherwise not desirable, in which case the Advances will be allocated to a Bank Rate Allocation (unless the Default Rate is in effect). The Agent shall provide the Borrower with reasonably prompt notice of the Allocations made by it pursuant to this Section 3.3(a).
                      --------------

          (b) The Agent, in its sole discretion exercised in good faith after consultation with each Noncommitted Lender and the Borrower, shall select the duration of the initial and each subsequent Fixed Period relating to each Advance, provided that any Fixed Period selected by the Agent applicable to an Advance owing to a Noncommitted Lender shall have been approved (in writing or by telephone promptly confirmed in writing) by such Lender. In selecting such Fixed Period, the Agent shall use reasonable efforts, taking into consideration market conditions, to accommodate the Borrower's preferences; provided, however, that the Agent shall have the
                             --------  -------
     ultimate authority to make all such selections. Unless consented to or directed by the Agent, the aggregate number of Fixed Periods for all Advances outstanding at any one time hereunder shall not exceed 25, it being understood that if necessary to match the funding requirement of a Noncommitted Lender, any Advance may be divided into portions having different Fixed Periods.

     SECTION 3.4    Fees.  The Borrower agrees to pay to the Agent, on behalf of
                    ----
itself, the Lenders and the Liquidity Providers, certain fees in the amounts and on the dates set forth in the letter agreement among DBNY, AFS and the Borrower dated as of the date hereof (as the same may be amended, supplemented or otherwise modified, the "Fee Letter").
                         ----------

     SECTION 3.5    Computation of Yield and Fees.  All Yield and Fees shall be
                    -----------------------------
computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Yield or Fee is payable over a year comprised of 360 days (or, in the case of Yield on an Advance bearing Yield at the Alternate Base Rate, 365 days or, if appropriate, 366 days).

                                  ARTICLE IV

                          REPAYMENTS AND PREPAYMENTS

     SECTION 4.1    Repayments and Prepayments.  The Borrower shall repay in
                    --------------------------
full the unpaid principal amount of each Advance on the Facility Termination Date. Prior thereto, the Borrower:

          (a) may, from time to time on any Business Day, make a prepayment, in whole or in part, of the outstanding principal amount of any Advance; provided, however, that
     --------  -------

               (i) all such voluntary prepayments shall require at least two but no more than five Business Days' prior written notice to the Agent (which notice shall specify the amount and date of such prepayment and whether such prepayment is applicable to Facility A Advances or Facility B Advances); and

               (ii) all such voluntary partial prepayments shall be in a minimum amount of $1,000,000 and an integral multiple of $500,000;

          (b) shall, on each date when any reduction in the Facility Limit shall become effective pursuant to Section 2.5, make a prepayment of the
                                        -----------
     Facility A Advances and/or the Facility B Advances (as allocated by the Borrower in a written notice to the Agent) in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Facility Limit as so reduced;

          (c) shall, immediately upon any acceleration of the maturity date of the Advances pursuant to Section 14.2, repay all Advances in full, unless,
                              ------------
     pursuant to Section 14.2(a), only a portion of all Advances is so
                 ---------------
     accelerated, in which event the Borrower shall repay the accelerated portion of the Advances; and

          (d) shall, on the date the Borrower receives any proceeds from any Take-Out Securitization (after deducting all costs and expenses of such Take-Out Securitization), make a prepayment (in an amount substantially equal to such net proceeds or, if less, the total outstanding amount of the applicable Advances) of (i) the Facility A Advances to the extent such Take-Out Securitization relates to Transferred Receivables or (ii) the Facility B Advances to the extent such Take-Out Securitization relates to Transferred ABS.

     Each such prepayment or payment shall be subject to the payment of any amounts required by Section 6.3 resulting from a prepayment or payment of an
                    -----------
Advance prior to the end of the Fixed Period with respect thereto.

                                   ARTICLE V

                                PAYMENTS; TAXES

     SECTION 5.1    Making of Payments; Taxes.
                    -------------------------

          (a) Subject to, and in accordance with, the provisions of the Security Agreement, all payments of principal of, or Yield on, the Advances and of all Fees and other amounts shall be made by the Borrower no later than 2:00 p.m., New York time, on the day when due in lawful money of the United States of America in immediately available funds to the Agent, at its account (account number - 104636460008; and account name -TTI) maintained at the office of Deutsche Bank AG, New York Branch (ABA # 026-003-780), reference: AmeriCredit 2000 Warehouse, with telephone notice (including wire number) to the Structured Finance Department of the Agent (telephone number 212-469-4653), or such other account as the Agent shall designate in writing to the Borrower and the Collateral Agent (the "Agent's
                                                                         -------
     Account"). Payments received by the Agent after 2:00 p.m., New York time,
     -------
     on any day will be deemed to have been received by the Agent on its next following Business Day. The Agent shall, upon receipt of such payments, promptly remit such payments (in the same type of funds received by the Agent) to each Lender which has an interest in such payments hereunder and pro rata among the Lenders with such interests on the basis of the
     --- ----
     respective amounts owing to such Lenders of the Obligations to which such payments relate.

          (b)  All payments described in Section 5.1(a) and all other payments
                                         --------------
     made by or on behalf of the Borrower, AFC, AFS or the Servicer to the Agent for the benefit of itself or the Lenders or to any other Affected Person under this Agreement and any other Transaction Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Official Body (excluding (i) taxes imposed on the net income of the Agent or such other
      ---------
     Affected Person, however denominated, and (ii) franchise taxes imposed on the net income of the Agent or such other Affected Person in each case imposed: (1) by the United States or any political subdivision or taxing authority thereof or therein; (2) by any jurisdiction under the laws of which the Agent or such Affected Person or its applicable lending office is organized or located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein; or (3) by reason of any connection between the jurisdiction imposing such tax and the Agent, such Affected Person or such lending office other than a connection arising solely from this Agreement or any other Transaction Document or any transaction hereunder or thereunder) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings, collectively or individually, "Taxes"). If any such Taxes
                                                     -----
     are required to be withheld from any amounts payable to the Agent or any other Affected Person hereunder or under any other Transaction Document, the amounts so payable to the Agent or such Affected Person shall be increased to the extent necessary to yield to the Agent or such Affected Person (after payment of all Taxes) all amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement and the other Transaction Documents.

     The Borrower (or the party required to "gross-up" the applicable payment) shall indemnify the Agent or any such Affected Person for the full amount of any such Taxes on the Settlement Date occurring after the date of written demand therefor by the Agent; provided that no Person shall be
                                           --------
     indemnified pursuant to this Section 5.1(b) to the extent the reason for
                                  --------------
     such indemnification relates to, or arises from, the failure by such Person to comply with the provisions of Section 5.1(c).
                                      --------------

          (c) Each Affected Person that is not incorporated under the laws of the United States of America or a state thereof or the District of Columbia shall:

               (i) prior to becoming a party to, or acquiring an interest in, any Transaction Document, deliver to the Borrower and the Agent (A) two duly completed copies of IRS Form W-8ECI or Form W-8BEN, or successor applicable form, as the case may be, and (B) an IRS Form W-9, or successor applicable form, as the case may be; and

               (ii) deliver to the Borrower and the Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent;

unless, in any such case, an event (including, without limitation, any change in
------
treaty, law or regulation) has occurred after the Closing Date and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Affected Person from duly completing and delivering any such form with respect to it, and such Affected Person so advises the Borrower and the Agent. Each such Affected Person so organized shall certify (i) in the case of an IRS Form W-8ECI or Form W-8BEN, that it is entitled to receive payments under the this Agreement and the other Transaction Documents without deduction or withholding of any United States federal income taxes and (ii) in the case of an IRS Form W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that desires to become an additional party to a Noncommitted Lender Liquidity Arrangement, shall prior to the effectiveness of such addition, be required to provide all of the forms and statements required pursuant to this Section
                                                                  -------
5.1(c).
------

     SECTION 5.2    Application of Certain Payments.  Each payment of principal
                    -------------------------------
of the Facility A Advances and Facility B Advances shall be applied to such Facility A Advances and Facility B Advances, respectively, as the Borrower shall direct or, in the absence of such notice or during the existence of a Facility Termination Event or after the Facility Termination Date, as the Agent shall determine, in its discretion.

     SECTION 5.3    Due Date Extension.  If any payment of principal or Yield
                    ------------------
with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Yield shall accrue and be payable for the period of such extension at the rate applicable to such Advance.

                                  ARTICLE VI

                             INCREASED COSTS, ETC.

SECTION 6.1    Increased Costs.
               ---------------

          (a) If due to the introduction of or any change in or in the interpretation of any law or regulation occurring or issued after the date hereof, the Agent, any Lender or other Investor, any Liquidity Provider, or any of their respective Affiliates (each an "Affected Person") determines
                                                  ---------------
     that compliance with any law or regulation or any guideline or request from any central bank or other Official Body (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of its obligations or commitments hereunder or with respect hereto or to the funding thereof and other obligations or commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent) (which
     ----
     demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such obligations, commitments or fundings. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section 6.1(a)
                                                              --------------
     agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

          (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 6.2) in or in the interpretation of any law or
                    -----------
     regulation or (ii) compliance with any guideline or request from any central bank or other Official Body (whether or not having the force of law) issued after the date hereof, there shall be any increase in the cost to a Lender of agreeing to make Advances in respect of which Yield is computed by reference to the Eurodollar Rate, then, upon demand by such
                                                   ----
     Lender (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Lender (as a third-party beneficiary), from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increased costs. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section 6.1(b) agrees to use reasonable efforts (consistent with legal
          --------------
     and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

     SECTION 6.2    Additional Yield on Advances Bearing a Eurodollar Rate.  The
                    ------------------------------------------------------
Borrower shall pay to any Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency liabilities, additional Yield on the unpaid Advances of such Lender during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Fixed
     -----
Period, payable on each date on which Yield is payable on such Advances. Such additional Yield shall be determined by such Lender and notice thereof (accompanied by a statement setting forth the basis for the amount being claimed) given to the Borrower through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section 6.2 agrees to
                                                         -----------
use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

     SECTION 6.3    Funding Losses.  The Borrower hereby agrees that upon demand
                    --------------
by any Affected Person (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Affected Person against any net loss or expense which such Affected Person may sustain or incur (including, without limitation, any net loss or expense incurred by reason of or resulting from interest to accrue on the related commercial paper after the date of any failed borrowing, payment or prepayment of an Advance or from the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any Advance to the Borrower), as reasonably determined by such Affected Person, as a result of any failure to borrow an Advance on the date specified therefor in an Advance Request (other than due to a default by a Lender) or as a result of any payment or prepayment (including any mandatory prepayment) of any Advance on a date other than the last day of the Fixed Period for such Advance. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

     SECTION 6.4    Replacement of Affected Person.  Upon the receipt by the
                    ------------------------------
Borrower of a claim for reimbursement or compensation under Section 6.1 or 6.2
                                                            ------------------
hereof by an Affected Person, if payment thereof shall not be waived by such Affected Person, the Borrower may (a) request such Affected Person or the Lender that has assigned an interest in its Advances to such Affected Person to use reasonable efforts to assist the Borrower in its attempt to obtain a replacement bank, financial institution or Structured Lender, as applicable, satisfactory to the Borrower (in the case of a replacement Lender) and the Agent (which consent shall not be unreasonably withheld), to acquire and assume all or a ratable part of such Affected Person's commitment to make Advances, Advances, or interests therein (a "Replacement Person"), or (b) request one or more of the other Lenders or
 ------------------
Investors to acquire and assume all or a part of such Affected Person's commitment to make Advances, Advances or interests therein. Upon notice from the Borrower, such Affected Person shall, or the Lender that has assigned an interest in its Advances to such Affected Person shall cause such Affected Person to, assign, without recourse, its commitment to make Advances, Advances or interests therein and its other rights and obligations (if any) hereunder, or a ratable share thereof, to the Replacement Person or Replacement Persons designated by the Borrower and consented to by the Agent for a purchase price equal to the sum of the principal amount of the Advances or interests therein so assigned, all accrued and unpaid Yield thereon and any other amounts (including Fees and any amounts owing under this Article VI) to which such Affected Person
                                      ----------
is entitled hereunder; provided, that the Borrower shall provide such Affected
                                                         -------
Person with an Officer's Certificate stating that such Replacement Person has advised the Borrower that it is not subject to, or has agreed not to seek, such increased amount.

                                  ARTICLE VII

                     EFFECTIVENESS; CONDITIONS TO ADVANCES

     SECTION 7.1    Effectiveness.  This Agreement shall become effective on the
                    -------------
first day (the "Effective Date") on which the Agent, on behalf of the Lenders,
                --------------
shall have received the following, each in form and substance satisfactory to the Agent, provided that the Effective Date may not occur later than June 30,
           --------
2000 without the prior written consent of the Agent and the Lenders:

          (a)  Agreement.  This Agreement and Joinder Supplements (resulting in
               ---------
     a Facility Limit of not less than $500,000,000), executed by each party thereto;

          (b)  Fee Letter.  The Fee Letter, duly executed and delivered by the
               ----------
     parties thereto, and evidence that all amounts required to be paid on the Effective Date thereunder shall have been paid;

          (c)  Transaction Documents.  Executed counterparts of each of the
               ---------------------
     other Transaction Documents (other than the Lockbox Agreement, the Notes or any Interest Rate Hedge), and the Backup Servicer/Collateral Agent Fee Letter, duly executed by each of the parties thereto; and

          (d)  Other.  Such other approvals, documents, opinions, certificates
               -----
     and reports as the Agent may reasonably request.

     SECTION 7.2    Initial Advance.  The making of the initial Advance is
                    ---------------
subject to the condition that the Effective Date shall have occurred, the conditions set forth in Section 7.3 have been satisfied, and the Agent on behalf
                        -----------
of the Lenders shall have received the following, each in form and substance satisfactory to the Agent:

          (a)  Notes.  Each of the Facility A Note and the Facility B Note duly
               -----
     completed and executed by the Borrower;

          (b)  Resolutions.  A copy of the resolutions of the Board of Directors
               -----------
     (or similar items) of each of AFC and AFS (on behalf of itself and the Borrower) approving the Transaction Documents to be delivered by it or the Borrower hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (c)  Charters.  (i) The Certificate or Articles of Incorporation of
               --------
     each of the Trust Trustee, AFC and AFS certified by the Secretary of State of its jurisdiction of organization; and a certified copy of the Trust Trustee's, AFC's and AFS's by-laws; (ii) the certificate of trust of the Borrower certified by the Secretary of State of the State of Delaware; and
     (iii) powers of attorney granted by Bankers Trust (Delaware) to Bankers Trust Company and by Bankers Trust (Delaware) to AFS;

          (d)  Good Standing Certificates.  Good Standing Certificates for the
               --------------------------
     Trust Trustee, and for each of AFC and AFS issued by the applicable Official Body of its jurisdiction of organization;

          (e)  Incumbency.  A certificate of the Secretary or Assistant
               ----------
     Secretary of each of the Trust Trustee (on behalf of the Borrower), AFC and AFS certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it (on which certificate the Agent and the Lenders may conclusively rely until such time as the Agent shall receive a revised certificate meeting the requirements of this subsection (e));
                                                  --------------

          (f)  Filings.  Acknowledgment copies of proper UCC-1 Financing
               -------
     Statements (executed by each Seller and/or Borrower, as applicable), as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the security interest of the Collateral Agent on behalf of the Secured Parties in all Borrower Collateral in which an interest may be pledged hereunder;

          (g)  Searches.  Certified copies of Requests for Information or Copies
               --------
     (Form UCC-11) (or a similar search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the initial Advance, listing all effective financing statements which name the Borrower, AFS or AFC (under their respective present names and any previous names) as debtor and which are filed in the jurisdictions in which filings were made pursuant to Section 7.2(f), together with copies of such
                           --------------
     financing statements;

          (h)  Opinions.  Legal opinion(s) of the General Counsel of AFC, ACC
               --------
     and AFS, of Dewey Ballantine LLP and Jenkins & Gilchrist, each special counsel for the Borrower and AFS, Richards, Layton & Fingers, special Delaware counsel for the Borrower and the Trust Trustee and of Morgan, Lewis & Bockius LLP, counsel for the Backup Servicer and Collateral Agent, each in form and substance satisfactory to the Agent covering such matters as the Agent may reasonably request;

          (i)  Lockbox Agreement.  Executed counterparts of the Lockbox
               -----------------
     Agreement duly executed by each of the parties thereto;

          (j)  Accounts.  Evidence that the Reserve Account, the Collateral
               --------
     Account and the Collection Account have been established;

          (k)  Procedures Letter.  An "agreed upon procedures" letter approved
               -----------------
     and accepted by the Independent Accountants, AFS and the Agent relating to the reviews described in Section 8.12(b); and
                              ---------------

          (l)  Other.  Such other approvals, documents, opinions, certificates
               ----
     and reports as the Agent may reasonably request.

     SECTION 7.3    All Advances.  The making of each Advance (including the
                    ------------
initial Advance) is subject to the condition that the Effective Date shall have occurred, the conditions set forth in Section 7.2 shall have been satisfied, and
                                      -----------
to the following further conditions precedent that:

          (a)  No Facility Termination Event, etc.  Each of the Transaction
               ----------------------------------
     Documents shall be in full force and effect and (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, (ii) the representations and warranties of the Borrower contained in Article X and
                                                                 ---------
     the Servicer and the Sellers contained in Section 8.6(b) are true and
                                               --------------
     correct as of the date of such requested Advance, with the same effect as though made on the date of (and after giving effect to) such Advance, and
     (iii) after giving effect to such Advance, the aggregate outstanding principal balance of (x) the Advances hereunder will not exceed the Facility Limit, (y) the Facility A Advances will not exceed the lesser of the Facility A Limit and the Facility A Borrowing Base and (z) the Facility B Advances will not exceed the lesser of the Facility B Limit and the Facility B Borrowing Base;

          (b)  Advance Request, etc.  The Agent shall have received the Advance
               --------------------
     Request for such Advance in accordance with Section 2.2, together with all
                                                 -----------
     items required to be delivered in connection therewith;

          (c)  Facility Termination Date. The Facility Termination Date shall
               -------------------------
     not have occurred;

          (d)  Minimum Advance Amount.  The amount of such Advance is not less
               ----------------------
     than $5,000,000;

          (e)  Collateral Receipt.  The Agent shall have received a duly
               ------------------
     completed and executed Collateral Receipt and/or ABS Receipt in respect of each Receivable and Asset Backed Security identified in related Schedule(s) submitted with the Advance Request for such Advance;

          (f)  Portfolio Review.  The Agent shall have received the results of
               ----------------
     the most recent review required to be made by the Independent Accountants pursuant to Section
                 -------

     8.12(b), which review shall contain no exceptions unacceptable to the Agent
     -------
     in its reasonable discretion;

          (g)  Borrowing Base Confirmation.  The Agent shall have received a
               ---------------------------
     duly completed and executed certificate regarding each Borrowing Base in the form attached hereto as Exhibit D (a "Borrowing Base Confirmation"),
                                 ---------     ---------------------------
     computed as of the date of such Advance and after giving effect thereto and to the purchase by the Borrower of any Receivables and Asset Backed Securities to be purchased by it under the Purchase Agreement on such date;

          (h)  Interest Rate Hedges.  The Agent shall have received evidence, in
               --------------------
     form and substance satisfactory to the Agent, that the Borrower has entered into Interest Rate Hedges to the extent required by, and satisfying the requirements of, Section 11.6 (together with an Interest Rate Hedge
                      ------------
     Assignment Acknowledgment duly executed by the counterparty thereto and concurrently delivered to the Agent);

          (i)  Reserve Account.  After giving effect to such Advance and the
               ---------------
     application of the proceeds thereof in accordance with Section 2.3, the
                                                            -----------
     amount on deposit in the Reserve Account is not less than the Minimum Reserve Account Amount; and

          (j)  Other.  The Agent shall have received such other approvals,
               -----
     documents, opinions, certificates and reports as it may reasonably request.

                                 ARTICLE VIII

                         ADMINISTRATION AND SERVICING

     SECTION 8.1    Duties of the Servicer.
                    ----------------------

          (a) The Servicer is hereby authorized to act for the Borrower and in such capacity shall manage, service, administer and make collections on the Transferred Receivables, and perform the other actions required by the Servicer under this Agreement for the benefit of the Investors and other Secured Parties. The Servicer agrees that its servicing of the Transferred Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others in accordance with AFS's Servicing Procedures and Credit Manual as in effect from time to time for servicing all its other comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Transferred Receivables, investigating delinquencies, sending payment statements or payment books to Obligors, reporting any required tax information to Obligors, policing the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Agent and the Collateral Agent with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The

     Servicer shall also administer and enforce all rights and responsibilities of the holder of the Transferred Receivables provided for in the Dealer Agreements and purchase agreements with Third Party Lenders (and shall maintain possession of the Dealer Agreements and such purchase agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments, purchase agreements and Insurance Policies relate to the Transferred Receivables, the related Financed Vehicles or the related Obligors.

          (b) To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures with respect to the Transferred Receivables and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Borrower to execute and deliver, on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Receivables and with respect to the related Financed Vehicles. The Servicer is authorized to release Liens on Financed Vehicles in order to collect insurance proceeds with respect thereto and to liquidate such Financed Vehicles in accordance with its customary standards, policies and procedures; provided,
                                                                       ---------
     however, that notwithstanding the foregoing, the Servicer shall not, except
     -------
     pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Transferred Receivable or waive the right to collect the unpaid balance of any Transferred Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is de minimis and if it would forego collection in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower, the Collateral Agent or the Lenders (provided that if the
                                                    --------
     Servicer is acting in the name of the Collateral Agent or the Lenders, the Servicer shall have obtained the Collateral Agent's and the Agent's consent, as the case may be, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Transferred Receivable pursuant to Section 8.3 or to commence or participate in any other legal proceeding
        -----------
     (including, without limitation, a bankruptcy proceeding) relating to or involving a Transferred Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower or the Collateral Agent (on behalf of the Secured Parties), as the case may be, shall thereupon be deemed to have automatically assigned such Transferred Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Borrower or the Collateral Agent (on behalf of the Secured Parties), as the case may be, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Borrower and the Collateral Agent (on behalf of the Secured Parties), as the case may be, shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     SECTION 8.2    Collection of Receivable Payments; Modification and
                    ---------------------------------------------------
Amendment of Receivables; Lockbox Agreements.
--------------------------------------------

          (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Transferred Receivables, the Dealer Agreements, the Dealer Assignments and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Secured Parties with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Transferred Receivable.

          (b) The Servicer may at any time agree to a modification or amendment of a Transferred Receivable in order to (i) change the Obligor's regular due date to another date within the Collection Period in which such due date occurs, (ii) re-amortize the amount of the Scheduled Payments on the Transferred Receivable following a partial prepayment of principal or (iii) convert a Pre-Computed Receivable to a Simple Interest Receivable.

          (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Transferred Receivable (including those modifications permitted by Section 8.2(b)) in accordance with its customary
                                --------------
     procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Transferred Receivable, will maximize the amount to be received by the Borrower and the Secured Parties with respect to such Transferred Receivable, and is otherwise in the best interests of the Borrower and the Secured Parties; provided, however, that:
                      --------  -------
               (i) in no event may a Transferred Receivable be extended more than twice during any twelve month period or more than six times during the full term of such Transferred Receivable;

               (ii) the aggregate period of all extensions on a Receivable shall not exceed six months and any such extension shall not extend beyond 78 months after the Facility Termination Date; and

               (iii) the Servicer shall not amend or modify a Transferred Receivable (except as provided in Section 8.2(b) and clause (i) and
                                            --------------
          (ii) of this Section 8.2(c)) without the written consent of the Agent.
                       --------------
provided, that any such amendment, modification or extension shall be delivered
--------  ----
by the Servicer to the Custodian promptly after execution thereof.

          (d) The Servicer shall use its best efforts to cause Obligors to make all payments on the Transferred Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to one or more Lockbox Banks, acting as agent for the Collateral Agent (on behalf of the Secured Parties) pursuant to a Lockbox Agreement. Amounts received by a Lockbox Bank in respect of the Transferred Receivables may initially be deposited into an account (the "Lockbox Account") maintained by the Lockbox
                                     ---------------
     Bank as agent for the Collateral Agent (on behalf of the Secured Parties) and for other owners of automobile receivables serviced by the Servicer. The Servicer shall use its best efforts to cause the Lockbox Bank, pursuant to the Lockbox Agreement, to deposit all payments on the Transferred Receivables in the Lockbox Account no later than the Business Day after receipt and shall transfer all amounts credited to the Lockbox Account on account of such payments to the Facility A Subaccount of the Collection Account, no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or at the request of the Agent, an Eligible Account satisfying clause (i) of the definition thereof.

     Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Agent, the Collateral Agent and the Investors for servicing and administering the Transferred Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

     In the event the Servicer shall for any reason no longer be acting as such, the Backup Servicer or successor Servicer shall thereupon assume all of the rights and, from the date of assumption, all of the obligations of the outgoing Servicer under the Lockbox Agreement, if applicable. The Backup Servicer or any other successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Agent elects to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Agent, to the Collateral Agent or a successor Lockbox Bank all documents and records relating to the Transferred Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox Account established by the successor.

          (e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lockbox Account as soon as practicable, but in no event later than the Business Day after receipt thereof.

     SECTION 8.3    Realization Upon Receivables.
                    ----------------------------

          (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Transferred Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Transferred Receivable but in no event later than the date on which all or any portion of a Scheduled Payment has become 91 or more days delinquent; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 8.1, which
                                                      -----------
     practices and procedures may include reasonable efforts to realize upon any recourse to Dealers or Third Party Lenders, selling the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such Transferred Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Transferred Receivable by an amount greater than the amount of such expenses. All Recoveries shall be remitted directly by the Servicer to the Lockbox Account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer or Third Party Lenders, which amounts may be retained by the Servicer (and shall not be required to be deposited in the Lockbox Account) to the extent of such expenses. The Servicer shall pay on behalf of the Borrower any personal property taxes assessed on repossessed Financed Vehicles; and the Servicer shall be entitled to reimbursement of any such tax from Recoveries with respect to the related Transferred Receivable.

          (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment or purchase agreement with a Third Party Lender, the act of commencement shall be deemed to be an automatic assignment from the Borrower and the Collateral Agent (on behalf of the Secured Parties) to the Servicer of the rights under such Dealer Agreement and Dealer Assignment or purchase agreement for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment or purchase agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment or purchase agreement, the Borrower, at the Servicer's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment or purchase agreement, including bringing suit in its name. All amounts recovered shall be remitted directly by the Servicer to the Lockbox Account as soon as practicable, but in no event later than the Business Day after receipt thereof.

          (c) Any payments or distributions received by the Servicer with respect to any Transferred ABS shall be remitted to the Collateral Agent for deposit in the Facility B Subaccount as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer, at its expense, will take any reasonable action requested by the Agent or the Collateral Agent to enforce and realize upon any Transferred ABS and all amounts recovered shall be remitted directly to the Collateral Agent for deposit in the Facility B Subaccount.

     SECTION 8.4  Insurance.
                  ---------

          (a) The Servicer shall monitor the status of the Insurance Policies in accordance with its customary servicing procedures. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage insurance policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (xxiii) of the
                                                 --------------
     definition of "Eligible Receivable" (including during the repossession of such Financed Vehicle) the Servicer shall enforce the rights of the holder of the Receivable thereunder to require that the Obligor obtains such physical loss and damage insurance.

          (b) The initial Servicer may, in its reasonable discretion, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the Insurance Policy, the premiums for such insurance (such insurance being referred to herein as "Force-Placed Insurance"). All policies of Force-
                            ----------------------
     Placed Insurance shall be endorsed with clauses providing for loss payable to the Collateral Agent. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Recoveries with respect to the Transferred Receivable, as provided in paragraph (c) of this Section 8.4.
                    -------------         -----------

          (c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available in respect of the Obligations. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Force-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Payments and then to the Insurance Add-On Amount. Recoveries on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Borrower for the Purchase Amount on any subsequent Distribution Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned by the Borrower to the Servicer.

          (d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Borrower and the Collateral Agent (on behalf of the Secured Parties). If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower and the Collateral Agent (on behalf of the Secured Parties) under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Borrower shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name.

          (e) The Servicer may, in its reasonable discretion, maintain Collateral Insurance. If the Servicer elects not to maintain Collateral Insurance it will be obligated to indemnify the Borrower, and the Secured Parties against any losses arising from an Obligor's failure to maintain physical loss and damage insurance with respect to the related Financed Vehicle.

     SECTION 8.5  Maintenance of Security Interests in Financed Vehicles.
                  ------------------------------------------------------

          (a) Consistent with its obligations under this Agreement, the Security Agreement and the Custodian Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Transferred Receivable in the related Financed Vehicle on behalf of the Borrower and the Collateral Agent for the benefit of the Secured Parties, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the Transferred Receivables. The Borrower and the Collateral Agent (on behalf of the Secured Parties) each hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Borrower and the Collateral Agent (on behalf of the Secured Parties) as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Transferred Receivable to the Borrower and the pledge thereof to the Collateral Agent (on behalf of the Secured Parties), and the filing of UCC financing statements all as provided herein, is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Borrower and the pledge thereof to the Collateral Agent (on behalf of the Secured Parties), the parties hereto agree that AFS's designation as the secured party on the certificate of title is, with respect to each secured party, as applicable, in its capacity as agent of the Borrower and the Secured Parties.

          (b) Upon the occurrence and during the continuance of a Facility Termination Event, the Agent may instruct the Borrower and the Servicer to take or cause to be taken such reasonable action as may, in the opinion of counsel to the Agent, be necessary or desirable to perfect or re-perfect the security interests in the Financed Vehicles securing the Transferred Receivables in the name of the Borrower and the Collateral Agent (on behalf of the Secured Parties) (as lienholder) by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Agent, be necessary or prudent. AFS hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of a Facility Termination Event, the Agent may instruct the Borrower and the Servicer to take or cause to be taken such reasonable action (at the expense of the Lenders) as may, in the opinion of counsel to the Agent, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Transferred Receivables in the name of the Borrower and the Collateral Agent (on behalf of the Secured Parties), including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Agent, be necessary or prudent.

     SECTION 8.6  Covenants, Representations and Warranties of Servicer and
                  ---------------------------------------------------------
Sellers.
-------

          (a) The Servicer covenants to the Borrower, the Agent and the Investors as follows:

               (i)    Liens in Force. The Financed Vehicle securing each
                      --------------
          Transferred Receivable shall not be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

               (ii)   No Impairment. The Servicer shall do nothing to impair the
                      -------------
          rights of the Borrower or the Secured Parties in the Transferred ABS, the Transferred Receivables, the Dealer Agreements, the Dealer Assignments, the purchase agreements with Third Party Lenders or the Insurance Policies;

               (iii)  No Amendments. The Servicer shall not extend or otherwise
                      -------------
          amend the terms of any Transferred Receivable, except in accordance with

          Section 8.2, or extend, amend or otherwise modify the terms of any
          -----------
          Transferred ABS without the prior written consent of the Agent;

               (iv)    Restriction on Liens. The Servicer shall not: (i) create
                       --------------------
          or incur or agree to create or incur, or consent to cause (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables, the Transferred ABS or of any Other Conveyed Property except for the Lien in favor of the Collateral Agent for the benefit of Secured Parties, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the UCC of any jurisdiction any financing statement or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, the Transferred ABS or to any Other Conveyed Property, except in each case any such instrument solely securing the rights and preserving the Lien of the Collateral Agent, for the benefit of Secured Parties. The Servicer will take no action to cause any Receivable to be evidenced by an instrument (as such term is defined in the relevant UCC) and shall cause any certificate or other instrument evidencing any Transferred ABS to be delivered to the Collateral Agent and registered in the name of the Collateral Agent or accompanied by an instrument of transfer duly executed in blank;

               (v)     Servicing of Receivables. The Servicer shall service the
                       ------------------------
          Transferred Receivables as required by the terms of this Agreement and
          (i) if AFS is the Servicer, in material compliance with the current Servicing Procedures and Credit Manual for servicing all its other comparable motor vehicle receivables or (ii) otherwise, in accordance with standard industry practice; and AFS (if it is the Servicer) shall not change the Servicing Procedures and Credit Manual or the manner in which it services the Receivables in any way that can have a material adverse effect on the Transferred Receivables or the Investors;

               (vi)    Compliance with Laws. The Servicer shall comply in all
                       --------------------
          material respects with the laws of each state in which a Transferred Receivable is located, including, without limitation, all federal and state laws regarding the collection and enforcement of consumer debt;

               (vii)   Notice of Relocation. The Servicer shall give the Agent
                       --------------------
          at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services the Collateral and its principal executive office within the United States of America;

               (viii)  Maintenance of Computer Systems, etc. The Servicer shall
                       ------------------------------------
          maintain its computer systems so that, from and after the time of the first Advance under this Agreement, the Servicer's master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties. Indication of the Collateral Agent's security interest shall be deleted from or modified on the Servicer's computer systems when, and only when, the Collateral in question shall have been paid in full or sold by the Borrower in accordance herewith; and

               (ix)   Other Sales, Grants or Transfers. If at any time the
                      --------------------------------
          Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral, shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties.

          (b) Each of the Sellers, the Servicer and any successor Servicer represents and warrants to the Borrower, the Agent and the Investors, as to itself that:

               (i)    Organization and Good Standing. It has been duly organized
                      ------------------------------
          and is validly existing and in good standing under the laws of the jurisdiction of its organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is party (in any capacity);

               (ii)   Due Qualification. It is duly qualified to do business as
                      -----------------
          a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would have a material adverse effect on its ability to perform its obligations hereunder or under any other Transaction Document to which it is party (in any capacity);

               (iii)  Power and Authority. It has the power and authority to
                      -------------------
          execute and deliver this Agreement and the Transaction Documents to which it is a party (in any capacity) and to carry out its terms and their terms, respectively, and, in the case of the Sellers, to sell Receivables and Asset Backed Securities to the Borrower; and the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party (in any capacity) have been duly authorized by all necessary corporate action;

               (iv)   Binding Obligation. This Agreement and the Transaction
                      ------------------
          Documents to which it is a party (in any capacity) shall constitute its legal, valid and binding obligations enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (v)     No Violation. The consummation of the transactions
                       ------------
          contemplated by this Agreement and the Transaction Documents to which it is a party (in any capacity), and the fulfillment of the terms of this Agreement and the Transaction Documents to which it is a party (in any capacity), including, in the case of the Sellers, the sale of Receivables and the Asset Backed Securities pursuant to the Purchase Agreement, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its certificate or articles of incorporation or bylaws, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound (including any ABS Document) or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to it of any court other Official Body, having jurisdiction over it or any of its properties, or in any way materially adversely affect the interest of the Borrower, the Collateral Agent or the Secured Parties in any Transferred Receivable or Transferred ABS, or affect its ability to perform its obligations under this Agreement or under any of the other Transaction Documents to which it is party;

               (vi)    No Proceedings. There are no proceedings or
                       --------------
          investigations pending or, to its knowledge, threatened against it, before any court or other Official Body having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, or (D) that could have a material adverse effect on the Transferred Receivables or Transferred ABS;

               (vii)   ERISA. It is in compliance in all material respects with
                       -----
          ERISA and there is no Lien of the Pension Benefit Guaranty Corporation on any of the Transferred Receivables or Other Conveyed Property;

               (viii)  Investment Company Status. It is not an "investment
                       -------------------------
          company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act;

               (ix)    No Consents. It is not required to obtain the consent of
                       -----------
          any other Person or any consent, license, approval or authorization of, or registration or declaration with, any Official Body in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the Transaction Documents to which it is party (in any capacity);

               (x)     Chief Executive Office. As to AFS, its chief executive
                       ----------------------
          office is located at 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102 and as to AFC, as set forth in the Purchase Agreement;

               (xi)    Eligibility. As to AFS only, (x) each Receivable (whether
                       -----------
          or not AFS is the Seller of such Receivable) set forth in a Schedule of Receivables is, on its Purchase Date, an Eligible Receivable, and the representations and warranties with respect thereto set forth in the Purchase Agreement are true and correct on such date; and (y) each Asset Backed Security (whether or not AFS is the Seller of such Asset Backed Security) set forth in a Schedule of ABS is, on its Purchase Date, an Eligible Security, and the representations and warranties with respect thereto set forth in the Purchase Agreement are true and correct on such date; and

               (xii)   Other Documents. The representations and warranties made
                       ---------------
          by it (in any capacity) in each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date(s) made.

          (c) Each Seller covenants to the Borrower, the Agent and the Investors as follows:

               (i)     Preservation of Existence. Such Seller shall observe all
                       -------------------------
          procedures required by its organizational documents and by-laws and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect (1) the interests hereunder of the Agent or any Affected Person, (2) the collectibility of any Receivable or Transferred ABS or (3) its ability to perform its obligations hereunder or under any of the other Transaction Documents.

               (ii)    Keeping of Records and Books of Account. Such Seller
                       ---------------------------------------
          shall maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables and Transferred ABS (including, without limitation, records adequate to permit the daily identification of all collections of and adjustments to each Transferred Receivable and Transferred ABS).

               (iii)   Separate Corporate Existence. Such Seller shall take all
                       ----------------------------
          reasonable steps to maintain its identity as a separate legal entity from the Borrower or any of its Affiliates and to make it manifest to third parties that it is an entity with assets and liabilities distinct from those of the Borrower and each other Affiliate thereof.

               (iv)    Tangible Net Worth. Such Seller shall maintain at all
                       ------------------
          times a positive Tangible Net Worth.

               (v)     Documents. Such Seller shall comply with each of the
                       ---------
          terms of the Transaction Documents to which it is party (in any capacity) and shall not cancel or terminate any of the Transaction Documents to which it is party or subject (in any capacity), or consent to or accept any cancellation or termination of any of such agreements, or amend or otherwise modify any term or condition of any of the Transaction Documents to which it is party or subject (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Transaction Documents to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Agent shall have consented thereto. As used in this paragraph, the term "Transaction Documents" shall include the Transferred ABS and the ABS Documents.

               (vi)    Charter and By-Laws. As to AFC only, it shall not amend,
                       -------------------
     modify or otherwise change any of the terms or provisions in its certificate of incorporation or its by-laws, without the prior written consent of the Agent.

               (vii)   Accounting Treatment. Such Seller shall not prepare any
                       --------------------
     financial statements or other statements (including any tax filings which are not consolidated with those of AmeriCredit Corp.) which shall account for the transactions contemplated by the Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the applicable Transferred Receivables or Transferred ABS and the related assets by such Seller to the Borrower.

               (viii)  Certificates. It will not sell, pledge, assign or
                       ------------
     transfer any Certificate to any other Person which is not a Seller, or grant, create, incur, assume or suffer to exist any Lien on any Certificate or any interest therein.

     SECTION 8.7  Purchase Upon Breach of Covenant or Representation and
                  ------------------------------------------------------
Warranty. The Borrower or the Servicer, as the case may be, shall inform the
--------
other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Servicer's or either Seller's representations and warranties and covenants pursuant to Section 8.5(a) or 8.6 or under the Purchase Agreement;
                      --------------    ---
provided, however, that the failure to give any such notice shall not derogate from any obligation of the Servicer hereunder or AFS or AFC under the Purchase Agreement to repurchase any Transferred Receivable or Transferred ABS; provided, further that, the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties and covenants. With respect to the breach of any of the Servicer's representations and warranties and covenants pursuant to Section 8.5(a) and 8.6(a)(i), (ii), (iii)
                                     --------------     ---------- ----- -----
or (iv) and with respect to the breach of AFS's representation and warranties
   ----
pursuant to Section 8.6(b)(xi), unless the breach shall have been cured by the
            ------------------
last day of the first full calendar month following the discovery by or notice to the Servicer or AFS, as the case may be, of the breach, the Servicer or AFS, as the case may be, shall have an obligation, and the Borrower and the Agent shall (provided that it either has made such discovery or has received such notice thereof) enforce such obligation, to purchase or repurchase any Transferred Receivable and Transferred ABS materially and adversely affected by the breach. The Borrower shall notify the Agent promptly, in writing, of any failure by the Servicer or AFS to so repurchase any Transferred Receivable and Transferred ABS. In consideration of the purchase of the Transferred Receivable and Transferred ABS hereunder or under the Purchase Agreement, the Servicer or AFS, as the case may be, shall remit the Purchase Amount to the Collection Account on the date of such repurchase.

     In addition to the foregoing and notwithstanding whether the related Transferred Receivable or Transferred ABS shall have been purchased by the Servicer, the Servicer shall indemnify the Backup Servicer, the Borrower, the Collateral Agent, the Agent and the other Secured Parties against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to a breach of the covenants or representations and warranties set forth in Section
                                                                         -------
8.5(a) or 8.6.
------    ---

     SECTION 8.8  Total Servicing Fee; Payment of Certain Expenses by Servicer.
                  ------------------------------------------------------------

          (a) Subject to, and in accordance with, the provisions of the Security Agreement, on each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee for the related Collection Period.

          (b) The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer). The Servicer shall be liable for the fees and expenses of the Backup Servicer, the Lockbox Bank (and any fees under the Lockbox Agreement), the Custodian, the Collateral Agent, the Agent and the Independent Accountants, to the extent such amounts have not been paid in accordance with the Security Agreement.

     SECTION 8.9  Servicer's Certificate.
                  ----------------------

          (a) No later than 5:00 p.m., New York City time, on each Determination Date, the Servicer shall deliver to the Backup Servicer, the Collateral Agent, each Rating Agency, the Borrower and the Agent a Servicer's Certificate executed by a Responsible Officer of the Servicer in the form attached hereto as Exhibit E. Transferred Receivables and
                                 ---------
     Transferred ABS purchased by the Servicer or a Seller and each Transferred Receivable which became a Warranty Receivable or a Defaulted Receivable or a Delinquent Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables); and each Transferred ABS which was paid in full or with respect to which a Scheduled Payment was not made or a "payout", "amortization" or similar event or an "event of default" has occurred during such Collection Period shall be specifically identified.

          (b)  In addition to the information required by Section 8.9(a), the
                                                          --------------
     Servicer shall include in the copy of the Servicer's Certificate delivered to the Borrower and the Agent (i) whether any Facility Termination Event or Unmatured Facility Termination Event has occurred as of such Determination Date, (ii) whether any Facility Termination Event or Unmatured Facility Termination Event that may have occurred as of a prior Determination Date is deemed cured as of such Determination Date, (iii) the Delinquency Ratio, Monthly Extension Rate (and three month average thereof), and Portfolio Net Loss Ratio for such Determination Date and the Servicer Delinquency Ratio as of the last day of the preceding Collection Period, and the weighted average AmeriCredit Score of the Receivables in the Total Receivables Pool, (iv) whether a Level I-VI Trigger Event has occurred (specifying same) and the Stated Percentage and Required Reserve Account Amount for such Determination Date and (v) each Borrowing Base, each Required Holdback and the Deficiency Percentage for such Determination Date.

     SECTION 8.10  Annual Statement as to Compliance; Notice of Servicer
                   -----------------------------------------------------
Termination Event.
-----------------

          (a) The Servicer shall deliver to the Backup Servicer, the Collateral Agent, each Rating Agency, the Borrower and the Agent, on or before October 31 of each year, beginning on October 31, 2001, an Officer's Certificate, dated as of the immediately preceding June 30, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Borrower or the Servicer shall deliver to the Backup Servicer, the Collateral Agent, each Rating Agency, the Borrower and the Agent, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which is, or with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section
                                                                    -------
     13.1.
     ----

     SECTION 8.11  Annual Independent Accountants' Report.
                   --------------------------------------

          (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"),
                                                    -----------------------
     who may also render other services to AmeriCredit Corp., the Servicer or to AFS, to deliver to the Servicer, the Backup Servicer, the Collateral Agent, the Borrower and the Agent, on or before October 31 of each year, beginning on October 31, 2001, with respect to the twelve months ended the immediately preceding June 30 (or such other period as shall have elapsed from the Closing Date to the date of such certificate), a statement (the "Accountants' Report") addressed to AmeriCredit Corp. and the Agent, to the
      -------------------
     effect that such firm has audited the consolidated financial statements of AmeriCredit Corp. and issued its report thereon and that (i) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances,
     (ii) certain agreed upon procedures were applied to three randomly selected Servicer's Certificates (which procedures shall be submitted for approval to the Agent, which approval shall not be unreasonably withheld) and (iii) the firm is independent of AmeriCredit Corp., AFS and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (b) In the event such Independent Accountants require Trust Trustee on behalf of the Borrower and the Backup Servicer to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 8.11, the Servicer shall direct the
                                  ------------
     Trust Trustee on behalf of the Borrower and the Backup Servicer, in writing to so agree; it being understood and agreed that the Trust Trustee on behalf of the Borrower and the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trust Trustee on behalf of the Borrower and the Backup Servicer has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

     SECTION 8.12  Access to Certain Documentation; Portfolio Review.
                   -------------------------------------------------

          (a) The Servicer shall provide to representatives of the Backup Servicer, the Collateral Agent, the Borrower and the Agent reasonable access to the documentation regarding the Transferred Receivables and the Transferred ABS including, without limitation, copies of the Servicing Procedures and Credit Manual and ABS Documents. Nothing in this Section
                                                                     -------
     8.12 shall derogate from the obligation of the Servicer to observe any
     ----
     applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 8.12 as a result of such obligation shall not constitute a
          ------------
     breach of this Section 8.12.
                    ------------

          (b) The Agent shall direct Independent Accountants approved by the Agent to review information regarding the Transferred Receivables in accordance with the agreed upon procedures described in Section 7.2(k) or
                                                             --------------
     otherwise approved by the Agent. The reviews will be performed 30 days following the date on which a cumulative aggregate of $100,000,000 Aggregate Outstanding Principal Balance of Receivables have been purchased by the Borrower and thereafter on a quarterly basis; provided that if the
                                                          --------
     rating of the long-term debt securities of AmeriCredit Corp. is rated below B by S&P or Ba3 by Moody's then the Agent may direct the Independent Accountants to make a review under this Section 8.12(b) on a weekly basis.
                                             ---------------
     The fees and expenses of the Independent Accountants shall be paid by the Servicer.

     SECTION 8.13  Monthly Tape. On or before each Determination Date, the
                   ------------
Servicer will deliver to the Backup Servicer the Monthly Tape in a format acceptable to the Backup Servicer containing the information with respect to the Transferred Receivables and Transferred ABS as of the last day of the immediately preceding calendar month necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date. Based solely on the information contained in the Monthly Tape and the Servicer's Certificate, the Backup Servicer shall verify the Aggregate Outstanding Principal Balance of the Total Receivables Pool and the unpaid principal amount of the Asset Backed Securities in the Total Securities Pool. The Backup Servicer shall recalculate the information contained in the Servicer's Certificate delivered by the Servicer, and shall certify to the Agent that it is correct on its face or shall notify the Servicer and the Agent of any discrepancies, in each case, on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's

Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the third Business Day, but in no event later than the fifth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

     In addition, the Servicer shall deliver to the Backup Servicer its Collection Records and its Monthly Records as soon as practicable and in any event within one Business Day after demand therefor (which demand may be made at any time after the occurrence of a Facility Termination Event or a Servicer Termination Event or the occurrence of any event which, if uncured, with lapse of time or notice or lapse of time and notice, would constitute a Facility Termination Event or a Servicer Termination Event) and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Transferred Receivables.

     Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

     SECTION 8.14  Retention of Servicer. AFS hereby covenants and agrees to act
                   ---------------------
as such under this Agreement for an initial term, commencing on the Closing Date and ending on September 30, 2000, which term shall be extendible by the Agent for successive quarterly terms ending on each successive December 31, March 31, June 30 and September 30 (or, pursuant to revocable written standing instructions from time to time to the Servicer, for any specified number of terms greater than one). Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer
                                                                    --------
Extension Notice") shall be delivered by the Agent to the Servicer. AFS hereby
----------------
agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, AFS shall become bound, for the initial term beginning on the Closing Date and for the duration of the term covered by such notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement.

     SECTION 8.15  Fidelity Bond. The Servicer shall maintain a fidelity bond in
                   -------------
such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

     SECTION 8.16  Insurance. The Servicer shall maintain customary amounts of
                   ---------
insurance coverage, including, without limitation, commercial crime coverage, employee dishonesty coverage, commercial auto coverage, valuable papers and records coverage, coverage for fire, theft, workers compensation, public liability, property damage and errors and omissions coverage. The Servicer shall be entitled to self-insure with respect to such insurance so long as the long-term unsecured debt obligations of the Servicer are rated in the second highest long-term debt category by each of the Rating Agencies.

     SECTION 8.17  Accounts.
                   --------

          (a) The Servicer shall establish the Collection Account in the name of the Collateral Agent for the benefit of the Secured Parties. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent. Two subaccounts shall be included in the Collection Account, one designated the Facility A Subaccount into which there shall be deposited the Facility A Collected Funds and other amounts described in Section 8.18
                                                                   ------------
     and the other designated the Facility B Subaccount into which there shall be deposited the Facility B Collected Funds and other amounts described in
     Section 8.18. Amounts on deposit in the Collection Account shall be
     ------------
     invested in Permitted Investments pursuant to written instructions from the Servicer. If written direction from the Servicer is not timely delivered any such amounts on deposit shall be invested in the investment described in subclause (f) of the definition of Permitted Investments.

          (b) The Servicer shall establish the Reserve Account in the name of the Collateral Agent for the benefit of the Secured Parties. The Reserve Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent. Amounts on deposit in the Reserve Account shall be invested in Permitted Investments pursuant to written instructions from the Servicer. If written direction from the Servicer is not timely delivered any such amounts on deposit shall be invested in the investment described in subclause (f) of the definition of Permitted Investments.

          (c) The Servicer shall establish the Collateral Account in the name of the Collateral Agent for the benefit of the Secured Parties. The Collateral Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with Collateral Agent. There shall be deposited to the Collateral Account any amount delivered to the holder of the Collateral Account by the Borrower and designated in writing (with a copy to the Agent) to be deposited in the Collateral Account.

     SECTION 8.18  Collections.
                   -----------

          (a) Pursuant to the Lockbox Agreement, the Lockbox Bank shall remit to the Facility A Subaccount of the Collection Account within two Business Days of receipt thereof (i) all payments by or on behalf of the Obligors and (ii) all Recoveries, each as collected during the Collection Period. In addition, the Servicer shall remit, or cause to be remitted, all payments by or on behalf of the Obligors received by the Servicer or the Borrower with respect to the Transferred Receivables, all Recoveries, the purchase price paid by AFS or the Servicer with respect to any Transferred Receivables and the proceeds of any Take-Out Securitization relating to Transferred Receivables, no later than the Business Day following receipt directly into the Facility A Subaccount.

          (b) The Servicer and the Borrower shall cause the Facility B Collected Funds, the purchase price paid by AFS or the Servicer with respect to any Transferred ABS and the proceeds of any Take-Out Securitization relating to Transferred ABS, to be paid directly to the Collateral Agent for deposit into the Facility B Subaccount.

          (c) Each payment made to the Borrower under an Interest Rate Hedge shall be paid over to the Collection Account no later than the Business Day following receipt thereof and shall be deposited in (i) the Facility A Subaccount to the extent such payment relates to the Receivables or the Facility A Advances and (ii) the Facility B Subaccount to the extent such payment relates to the Asset Backed Securities or the Facility B Advances.

          (d) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date upon certification by the Servicer of such amounts and the provision of such information to the Agent as may be necessary in the opinion of the Agent to verify the accuracy of such certification. In the event that the Agent has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section 8.18, the Agent shall
                                                   ------------
     give the Servicer and the Collateral Agent written notice to such effect and no distribution shall be made to the Servicer in respect of such amount, or if the Servicer prior thereto has been reimbursed, such amounts shall be withheld from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

     SECTION 8.19  Application of Collections. For the purposes of this
                   --------------------------
Agreement, all collections for a Collection Period shall be applied by the Servicer with respect to each Transferred Receivable as follows: (i) unless otherwise required by law, in the case of a Pre-Computed Receivable, in accordance with the terms contained in such Pre-Computed Receivable, and (ii) in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to Simple Interest Receivables, any prepayment of principal during each Collection Period shall be immediately applied to reduce the Principal Balance of such Receivable during such Collection Period.

                                  ARTICLE IX

                          GRANT OF SECURITY INTERESTS

     SECTION 9.1   Borrower's Grant of Security Interest.  As security for the
                   -------------------------------------
prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (including all Advances, Yield and other amounts at any time owing hereunder), the Borrower hereby assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and lien upon, all of the Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Borrower Collateral"):
                    -------------------

          (a)  all Collateral;

          (b) the Purchase Agreement, each Lockbox Agreement and all other documents now or hereafter in effect relating to the purchase, servicing or processing of Transferred Receivables and each certificate evidencing the Transferred ABS and its rights and benefits under the related ABS Documents (collectively, the "Borrower Assigned Agreements"), including (i) all
                         ----------------------------
     rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the vehicles underlying the Receivables, (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of the Borrower to amend, waive or terminate, and to vote and grant consents or approvals under, the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements; provided, that to the extent the foregoing applies to the
                 --------
     Transferred Receivables or Transferred ABS as well as other receivables originated and/or serviced by AFS or other asset backed securities owned by a Seller, the foregoing shall apply only to the Transferred Receivables and Transferred ABS;

          (c)  all of the following (the "Borrower Account Collateral"):
                                          ---------------------------

               (i) the Lockbox Account and all funds held in the Lockbox Account and all certificates and instruments, if any, from time to time representing or evidencing the Lockbox Account or such funds,

               (ii) the Collection Account (including the Facility A Subaccount and the Facility B Subaccount), all funds held in the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds,

               (iii) the Reserve Account, all funds held in the Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing the Reserve Account or such funds,

               (iv) the Collateral Account, all funds held in the Collateral Account, and all certificates and instruments, if any, from time to time evidencing the Collateral Account or such funds,

               (v) all investments from time to time of amounts in the Collection Account, Reserve Account and Collateral Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

               (vi) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent or any Secured Party or any assignee or agent on behalf of the Collateral Agent or any Secured Party in substitution for or in addition to any of the then existing Borrower Account Collateral, and

               (vii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

          (d) each Interest Rate Hedge including all rights of the Borrower to receive moneys due and to become due thereunder;

          (e) all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Collateral Agent of additional moneys by the Borrower; and

          (f) all proceeds, accessions, substitutions, rents, Recoveries and profits of, or with respect to, any and all of the foregoing Borrower Collateral (including proceeds that constitute property of the types described in Sections 9.1(a) through (e) above) and, to the extent not
                  ---------------         ---
     otherwise included, all payments under insurance (whether or not the Collateral Agent or a Secured Party or any assignee or agent on behalf of the Collateral Agent or a Secured Party is an additional insured thereunder or a loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Borrower Collateral.

     SECTION 9.2   Delivery of Collateral.  All documents in the Receivables
                   ----------------------
File shall be delivered to and held by or on behalf of the Custodian pursuant to the Custodian Agreement, and shall be in suitable form for transfer by delivery. Each certificate representing Transferred ABS shall be delivered to and held by the Collateral Agent on behalf of the Secured Parties and registered in the name of the Collateral Agent or accompanied by an effective instrument of transfer duly executed in blank, and all transfer and other fees and taxes, if any, payable in connection therewith shall have been paid by the Borrower.

     SECTION 9.3   Borrower Remains Liable.  Notwithstanding anything in this
                   -----------------------
Agreement, (a) except to the extent of the Servicer's duties hereunder, the Borrower shall remain liable under the Transferred Receivables, Transferred ABS, Borrower Assigned Agreements and other agreements (including each Interest Rate Hedge) included in the Borrower Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by a Secured Party or the Collateral Agent of any of its rights under this Agreement, the Custodian Agreement or the Security Agreement shall not release the Borrower, AFS, AFC or the Servicer from any of their respective duties or obligations under the Transferred Receivables, Transferred ABS, Borrower Assigned Agreements or other agreements included in the Borrower Collateral, (c) the Agent, the Secured Parties, the Collateral Agent and the Custodian shall not have any obligation or liability under the Transferred Receivables, Transferred ABS, Borrower Assigned Agreements or other agreements included in the Borrower Collateral by reason of this Agreement, the Custodian Agreement or the Security Agreement, and (d) neither the Agent, the Collateral Agent, the Custodian nor any of the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrower, AFS, AFC or the Servicer under the Transferred Receivables, Transferred ABS, Borrower Assigned Agreements or other agreements included in the Borrower Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

     SECTION 9.4  Covenants of the Borrower and Servicer Regarding the
                  ----------------------------------------------------
Collateral.
----------

     (a)  Offices and Records.  The Borrower shall keep its chief place of
          -------------------
business and chief executive offices and the office where it keeps its records at the location specified in Section 10.9 or, upon 60 days prior written notice
                             ------------
to the Agent and the Collateral Agent, at such other location in a jurisdiction where all action required by Section 9.4(e) shall have been taken with respect
                             --------------
to the Borrower Collateral. The Borrower and the Servicer shall, for not less than three years or for such longer period as may be required by law, from the date on which any Transferred Receivable arose, maintain the records with respect to each Transferred Receivable, including records of all payments received, credits granted and merchandise returned.

     The Borrower and the Servicer will permit representatives of the Agent, the Backup Servicer, the Collateral Agent and the Custodian at any time and from time to time during normal business hours, and at such times outside of normal business hours as the Agent, the Backup Servicer, the Collateral Agent and the Custodian shall reasonably request, (i) to inspect and make copies of and abstracts from its records with respect to the Transferred Receivables and Transferred ABS, and (ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Collateral for the purpose of examining such records, and to discuss matters relating to the Collateral or the Borrower's or Servicer's performance under this Agreement with any officer or employee of the Borrower or Servicer having knowledge of such matters. In connection therewith, the Agent, the Backup Servicer, the Collateral Agent or the Custodian may institute procedures to permit it to confirm the Obligor balances in respect of any Transferred Receivables or the unpaid balance of any Transferred ABS. Each of the Borrower and the Servicer agrees to render to the Agent, the Backup Servicer, the Collateral Agent and the Custodian such clerical and other assistance as may be reasonably requested with regard to the foregoing. Without duplication of any obligations of the Servicer set forth in clause (b) below, if a Facility Termination Event shall have occurred and be continuing, promptly upon request therefor, the Borrower or the Servicer shall deliver to the Agent and the Collateral Agent records reflecting activity through the close of business on the immediately preceding Business Day.

     (b)  Maintain Records of Collateral.  The Servicer shall, at its own cost
          ------------------------------
and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each of the Borrower and the Servicer will mark conspicuously with a legend, in form and substance satisfactory to the Agent, its records, computer tapes, computer disks and credit files pertaining to the Collateral, and its storage facilities where it maintains information pertaining to the Collateral, to evidence this Agreement and the assignment and security interest granted by this Article IX.
     ----------

     (c)  Performance of Borrower Assigned Agreements.  The Borrower shall (i)
          -------------------------------------------
perform and observe all the terms and provisions of the Borrower Assigned Agreements and the Interest Rate Hedges to be performed or observed by it, maintain the Borrower Assigned Agreements and the Interest Rate Hedges in full force and effect, enforce the Borrower Assigned Agreements and the Interest Rate Hedges in accordance with their terms and take all such action to such end as may be from time to time requested by the Agent, and (ii) upon request of the Agent, make to any other party to the Borrower Assigned Agreements and the Interest Rate Hedges such demands and requests for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements and the Interest Rate Hedges.

     (d)  Notice of Adverse Claim.  Each of the Borrower and the Servicer shall
          -----------------------
advise the Agent and the Collateral Agent promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Borrower Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Borrower Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

     (e)  Further Assurances; Financing Statements.
          ----------------------------------------

          (i) Each of the Borrower, the Sellers and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or desirable or that the Agent or the Collateral Agent may reasonably request to perfect and protect the assignments and security interests granted or purported to be granted by this Article IX or to enable the Agent or the Collateral Agent to exercise and enforce its rights and remedies under this Agreement and the Security Agreement with respect to any Borrower Collateral. Without limiting the generality of the foregoing, the Borrower and the Sellers shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Agent or the Collateral Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement and the Security Agreement.

          (ii) The Borrower, the Sellers and each Secured Party hereby severally authorize the Collateral Agent to execute and file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Borrower Collateral without the signature of the Borrower, the Sellers, the Agent or the Secured Parties where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Borrower Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Collateral Agent will promptly send to AFS and the Agent any financing or continuation statements thereto which it files without the signature of the Borrower or a Seller and will promptly send to the Agent and AFS any financing or continuation statements thereto which it files without the signature of the Agent except, in the case of filings of copies of this Agreement as financing statements, the Collateral Agent will promptly send to AFS the filing or recordation information with respect thereto.

          (iii) Each of the Borrower, the Sellers and the Servicer shall furnish to the Agent and the Collateral Agent from time to time such statements and schedules further identifying and describing the Borrower Collateral and such other reports in connection with the Borrower Collateral as the Agent or the Collateral Agent may reasonably request, all in reasonable detail.

          (iv)   Notwithstanding anything to the contrary contained in this
     Article IX, if any Transferred ABS (whether now owned or hereafter
     ----------
     acquired) are, with the consent of the Agent, uncertificated securities, the Borrower shall promptly notify the Collateral Agent thereof, and shall promptly take all actions required to perfect the first priority security interest of the Collateral Agent therein under applicable law (including, in any event, Article 8 of the New York UCC, if applicable). Each of the Borrower and AFS further agrees to take such actions as the Agent or the Collateral Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder and under the Security Agreement.

          (v) In the event three consecutive Servicer's Certificates furnished to the Agent reflect that the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool having Obligors residing in the same state (other than Texas and California) exceeds 10% of the Aggregate Outstanding Principal Balance of all Receivables in the Total Receivables Pool, the Borrower shall obtain from counsel in such state an opinion (or a reliance letter on a recently delivered opinion) addressed to the Agent and each Rating Agency and in form and substance reasonably acceptable to the Agent and each Rating Agency with respect to the requirements in such state for the assignment of a security interest in a Financed Vehicle.

     (f)  Notices.  The Borrower shall promptly deliver to the Collateral Agent
          -------
(which shall distribute a copy thereof to the Agent) all notices, certificates, solicitations, reports and other information received by the Borrower under the ABS Documents. If any of the foregoing are received directly by the Collateral Agent, the Collateral Agent will promptly deliver a copy thereof to the Agent.

     Neither the Borrower nor the Collateral Agent will agree to amend, waive, terminate or otherwise modify any of the ABS Documents without the prior written consent of the Agent and will follow the instructions of the Agent with respect to any request for any such amendment, waiver, termination or modification.

SECTION 9.5  Release of Borrower Collateral.
             ------------------------------

     (a)  Generally. For purposes of selling and transferring Receivables or
          ---------
Asset Backed Securities to AFS or third parties in connection with any Take-Out Securitization, to the extent that (immediately after giving effect to any requested release) there exists no Borrowing Base Deficiency and, unless all Advances, Yield thereon and other amounts due hereunder have been paid in full, there is no Facility Termination Event or Unmatured Facility Termination Event, or, in connection with the purchase by the Servicer of a Receivable or Asset Backed Securities pursuant to Section 8.4 or 8.7 or by a Seller under the
                              -----------    ---
Purchase Agreement, the Borrower may obtain releases of the Collateral Agent's (for the benefit of the Secured Parties) security interest in all or any part of the Borrower Collateral and from time to time. Each request (a "Transfer
                                                                --------
Request") for a partial release of Collateral, except in connection with the
-------
repurchase by the Servicer of a Receivable or Asset Backed Securities pursuant to Section 8.4 or 8.7 or by a Seller under the Purchase Agreement, shall be
   -----------    ---
addressed to the Agent and the Collateral Agent, demonstrating compliance with the immediately preceding sentence and acknowledging that the receipt of proceeds from such sale or transfer shall be deposited into the Collection Account.

     (b)  Transfers. With respect to each Transfer Request that is received by
          ---------
the Agent by 12:00 noon, New York City time, on a Business Day, the Agent shall use due diligence and reasonable efforts to review such Transfer Requests and instruct the Collateral Agent to deliver the certificates representing the applicable Asset Backed Securities (with appropriate instruments of transfer) and/or, with respect to Receivables, to instruct the Custodian (if AFS is not the Custodian) to prepare the files, identified in each Transfer Request, for delivery or shipment by 12:00 noon, New York City time on the second succeeding Business Day.

     (c)  Continuation of Lien. Unless released in writing by the Collateral
          --------------------
Agent, as herein provided, the security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in all Borrower Collateral shall continue in effect until such time as the Collateral Agent (on behalf of the Secured Parties) shall have received payment in full of the proceeds from the sale or transfer of such Borrower Collateral to third parties in accordance with this Section 9.5.
     -----------

     (d)  Application of Proceeds; No Duty. Neither of the Collateral Agent nor
          --------------------------------
any Secured Party shall be under any duty at any time to credit Borrower for any amount due from any third party in respect of any purchase of any Borrower Collateral contemplated above, until the Collateral Agent has actually received such amount in immediately available funds for deposit to the Facility A Subaccount or the Facility B Subaccount, as the case may be. Neither the Collateral Agent nor any Secured Party shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such purchase of Receivables or Asset Backed Securities covered by the release of such portion of Borrower Collateral or in respect of a securitization thereof with a third party.

     (e)  Representation in Connection with Releases, Sales and Transfers.  The
          ---------------------------------------------------------------
Borrower represents and warrants that each request for any release or transfer in connection with other securitizations pursuant to Section 9.5(a) shall
                                                     --------------
automatically constitute a representation and warranty to the Secured Parties, the Collateral Agent and the Agent to the effect that immediately before and after giving effect to such release or Transfer Request, there is no Facility Termination Event, or Unmatured Facility Termination Event (including, without limitation any Borrowing Base Deficiency).

     (f)  Release of Security Interest. Upon receipt of a Transfer Request or,
          ----------------------------
in connection with the purchase by the Servicer of a Receivable or Asset Backed Security pursuant to Section 8.4 or 8.7 or by a Seller under the Purchase
                     ------------------
Agreement, upon the Servicer's written request, and, in each case upon receipt in the Collection Account of proceeds from the sale or transfer, the Collateral Agent shall promptly release, at the Borrower's expense, such part of Borrower Collateral covered in connection with the Transfer Request or such Servicer's request and shall deliver, at the Borrower's expense, the documents and certificates on the released portion of Borrower Collateral to the trustee or such similar entity in connection with any Take-Out Securitization or, in connection with the purchase by the Servicer of a Receivable or Asset Backed Security pursuant to Section 8.4 or 8.7 or by a Seller under the Purchase
                     ------------------
Agreement; provided that the trustee or such similar entity in connection with
           --------
any Take-Out Securitization or the Servicer, as the case may be, acknowledges and agrees (i) that all proceeds thereof that it receives are held in trust for the Secured Parties and (ii) at such time that the Agent or the Collateral Agent shall instruct such trustee to transfer such proceeds, the trustee shall transfer such funds pursuant to such instructions.

                                   ARTICLE X

                REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     In order to induce the other parties hereto to enter into this Agreement and, in the case of the Lenders, to make Advances hereunder, the Borrower hereby represents and warrants to the Agent and the Investors as to itself, as of the Closing Date and as of each Advance Date, as follows:

     SECTION 10.1  Organization and Good Standing.  The Borrower has been duly
                   ------------------------------
organized and is validly existing as a business trust under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. The Borrower had at all relevant times and now has, power, authority and legal right to acquire and own the Transferred Receivables, Transferred ABS and the Other Conveyed Property, and to grant to the Collateral Agent a security interest in the Transferred Receivables, Transferred ABS, the Other Conveyed Property and the other Borrower Collateral and to enter into and perform its obligations under this Agreement.

     SECTION 10.2  Due Qualification.  The Borrower is duly qualified to do
                   -----------------
business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

     SECTION 10.3  Power and Authority. The Borrower has the power and authority
                   -------------------
to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; the Borrower has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Transferred Receivables, Transferred ABS and the other Borrower Collateral and has duly authorized such grant by all necessary trust action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Borrower by all necessary corporate action. The Trust Trustee is duly authorized to execute the Transaction Documents for and on behalf of the Borrower.

     SECTION 10.4  Security Interest; Binding Obligations.  This Agreement and
                   --------------------------------------
the Transaction Documents to which it is a party have been duly executed and delivered and shall create a valid first priority security interest (except, as to priority, for any tax liens or mechanics liens that may arise after the Closing Date) in the Borrower Collateral in favor of the Collateral Agent, on behalf of the Secured Parties, enforceable against the Borrower and creditors of and purchasers from the Borrower; and this Agreement and the other Transaction Documents to which it is a party constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     SECTION 10.5  No Violation. The consummation of the transactions
                   ------------
contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Trust Agreement, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Borrower of any Official Body having jurisdiction over the Borrower or any of its properties, or in any way adversely affect the Borrower's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

     SECTION 10.6  No Proceedings. There are no proceedings or investigations
                   --------------
pending or, to the Borrower's knowledge, threatened against the Borrower, before any court or other Official Body having jurisdiction over the Borrower or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Borrower of its obligations under, or the validity or enforceability of, this

Agreement or any of the other Transaction Documents, (D) involving the Borrower or the Trust Estate (as defined in the Trust Agreement) or (E) that could have a material adverse effect on the Transferred Receivables.

     SECTION 10.7  No Consents. The Borrower is not required to obtain the
                   -----------
consent of any other Person (including any holder of a Certificate) which has not been obtained, or any consent, license, approval or authorization of, or registration or declaration with, any Official Body in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

     SECTION 10.8  Use of Proceeds.  No proceeds of any Advance will be used by
                   ---------------
the Borrower to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

     SECTION 10.9  Chief Executive Office.  The chief executive office of the
                   ----------------------
Borrower is located at the Corporate Trust Office (as defined in the Trust Agreement).

     SECTION 10.10 Solvency.  The Borrower is solvent and will not become
                   --------
insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Borrower has no Indebtedness to any Person other than pursuant to this Agreement and the other Transaction Documents. The Borrower, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have adequate funds to conduct its business in the foreseeable future.

     SECTION 10.11 Tax Treatment.  For federal income tax purposes, each
                    -------------
Transferred Receivable, Transferred ABS and the related Other Conveyed Property will be treated as owned by the Borrower. For accounting purposes, the Borrower will treat the purchase or absolute assignment of each Transferred Receivable, Transferred ABS and Other Conveyed Property pursuant to the Purchase Agreement as a purchase or absolute assignment of the Seller's full right, title and ownership interest in such Transferred Receivable, Transferred ABS and Other Conveyed Property (and those Transferred Receivables, Transferred ABS and Other Conveyed Property contributed to the Borrower by AFS pursuant to the Purchase Agreement shall be accounted for as an increase in the stated capital of the Borrower) and the Borrower has not in any other manner accounted for or treated the transfer to it of Transferred Receivables, Transferred ABS and Other Conveyed Property.

     SECTION 10.12 Compliance With Laws.  The Borrower has complied and will
                   --------------------
comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Borrower Collateral.

     SECTION 10.13 Taxes.  The Borrower has filed on a timely basis all tax
                   -----
returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this

Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby including the transfer of each Transferred Receivable, Transferred ABS and Other Conveyed Property to the Borrower have been paid or shall have been paid if and when due at or prior to the Closing Date and the relevant Purchase Date, as the case may be.

     SECTION 10.14 Certificates.  Each Servicer's Certificate and Borrowing Base
                   ------------
Confirmation is accurate in all material respects as of the date thereof.

     SECTION 10.15 No Liens, Etc.  The Borrower Collateral and each part thereof
                   -------------
is owned by the Borrower free and clear of any Adverse Claim or restrictions on transferability and the Borrower has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein, and upon the making of each Advance, the Collateral Agent, for the benefit of the Secured Parties, will have acquired a perfected, first priority and valid security interest (except, as to priority, for any tax lien or mechanics liens that may arise after the Closing Date) in such Borrower Collateral, free and clear of any Adverse Claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Borrower Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent as "Secured Party" pursuant to Article IX of this Agreement or, with respect to the Transferred
            ----------
Receivables, in favor of the Borrower pursuant to the Purchase Agreement.

     SECTION 10.16 Purchase and Sale.  Each Transferred Receivable, Transferred
                   -----------------
ABS and Other Conveyed Property was purchased by, or contributed to, the Borrower on the relevant Purchase Date pursuant to the Purchase Agreement.

     SECTION 10.17 Information True and Correct.  All information heretofore or
                   ----------------------------
hereafter furnished by or on behalf of the Borrower to any Lender, the Collateral Agent or the Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

     SECTION 10.18 ERISA Compliance.  The Borrower is in compliance with ERISA
                   ----------------
and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

     SECTION 10.19 Financial or Other Condition.  There has been no material
                   ----------------------------
adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower.

     SECTION 10.20 Investment Company Status. The Borrower is not an "investment
                   -------------------------
company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

     SECTION 10.21 No Trade Names.  The Borrower has no trade names, fictitious
                   --------------
names, assumed names or "doing business as" names.

     SECTION 10.22  Separate Existence. The Borrower is operated as an entity
                    ------------------
with assets and liabilities distinct from those of AFS and any other Affiliates of the Borrower, and the Borrower hereby acknowledges that the Agent and each of the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from AFS and each such Affiliate. Since its formation, the Borrower has been (and will be) operated in such a manner as to comply with the covenants set forth in Section
                                                                       -------
11.5.
----

          There is not now, nor will there be at any time in the future, any agreement or understanding between AFS or AFC and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

     SECTION 10.23  Investments.  The Borrower does not own or hold, directly or
                    -----------
indirectly, any capital stock or equity security of, or any equity interest in, any Person.

     SECTION 10.24  Representation and Warranties True and Correct.  Each of the
                    ----------------------------------------------
representations and warranties of the Borrower contained in this Agreement and the other Transaction Documents is true and correct in all material respects and the Borrower hereby makes each such representation and warranty to, and for the benefit of, the Agent and the other Secured Parties as if the same were set forth in full herein.

     SECTION 10.25  Transaction Documents.  The Purchase Agreement is the only
                    ---------------------
agreement pursuant to which the Borrower purchases and receives contributions of Receivables and Asset Backed Securities, and the Transaction Documents delivered to the Agent represent all material agreements between AFS and the Sellers, on the one hand, and the Borrower, on the other. The Borrower has furnished to the Agent true, correct and complete copies of each Transaction Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate party thereto is in default of any of its obligations thereunder in any material respect. Upon the purchase and/or contribution of each Receivable and Asset Backed Security pursuant to the Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, such Receivable and all assets relating thereto, free and clear of any Liens. All such assets are transferred to the Borrower without recourse to a Seller except as described in the Purchase Agreement. The purchases of such assets by the Borrower constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) and the contributions of such assets received by the Borrower constitute valid and true transfers for consideration, each enforceable against creditors of the Sellers, and no such assets shall constitute property of a Seller.

     SECTION 10.26  Ownership of the Borrower. One hundred percent (100%) of the
                    -------------------------
outstanding Certificates are and will be directly owned (both beneficially and of record) by at least two holders and such holders shall not include any Person other than AFS or AFC. All Certificates are and will be validly issued, and there are no options, warrants or other rights to acquire Certificates or other equity rights in the Borrower.

     SECTION 10.27  Eligibility.  All Receivables and Asset Backed Securities
                    -----------
included in the Facility A Borrowing Base or the Facility B Borrowing Base, respectively, as of the most recently delivered Servicer's Certificate or Borrowing Base Confirmation are Eligible Receivables and Eligible Securities, respectively.

                                  ARTICLE XI

                           COVENANTS OF THE BORROWER

     From the date hereof until the first day, following the Commitment Termination Date, on which all Obligations shall have been finally and fully paid and performed, the Borrower hereby covenants and agrees with the Investors and the Agent as follows:

     SECTION 11.1  Protection of Security Interest of the Secured Parties.
                   ------------------------------------------------------

          (a) At or prior to the date of the initial Advance, the Borrower shall have filed or caused to be filed UCC-1 financing statements, executed by the Borrower as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the Collateral, with the office of the Secretary of State of the State of Texas and the office of the Secretary of State of each of Delaware and Ohio and in such other locations as may be necessary to perfect the security interests intended to be granted hereby or as the Collateral Agent or the Agent shall have required. From time to time thereafter, the Borrower shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Collateral Agent and the Secured Parties under this Agreement in the Borrower Collateral and in the proceeds thereof. The Borrower shall deliver (or cause to be delivered) to the Agent and the Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Borrower fails to perform its obligations under this subsection, the Agent or the Collateral Agent may do so, in each case at the expense of the Borrower.

          (b) The Borrower shall not change its name, identity, or structure in any manner that would, could or might make any financing statement or continuation statement filed by the Borrower (or by the Agent or the Collateral Agent on behalf of the Borrower) in accordance with paragraph
     (a) above seriously misleading within the meaning of (S) 9-402(7) of the UCC, unless the Borrower shall have given the Agent and the Collateral Agent at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

          (c) The Borrower shall give the Agent at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Borrower shall at all times maintain its principal executive office within the United States of America.

          (d) The Borrower shall maintain its computer systems, if any, and cause the Servicer to maintain its computer system so that, from and after the time of the first Advance under this Agreement, its master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties. Indication of the Collateral Agent's (for the benefit of the Secured Parties) security interest shall be deleted from or modified on its computer systems when, and only when, the Collateral in question shall have been paid in full.

          (e) If at any time the Borrower shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Borrower shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties.

     SECTION 11.2  Reporting Requirements. The Borrower shall furnish, or cause
                   ----------------------
to be furnished, to the Agent:

          (a) as soon as available and in any event within 90 days (or next succeeding Business Day if the last day of such period is not a Business
     Day) after the end of each fiscal year, a copy of the audited consolidated financial statements for such year for AmeriCredit Corp. and its consolidated Subsidiaries, certified, without qualification by Independent Accountants acceptable to the Agent and each other report or statement sent to shareholders or publicly filed by AmeriCredit Corp. or the Borrower;

          (b) as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business
     Day) after the end of each of the first three quarters of each fiscal year of AmeriCredit Corp., a consolidated balance sheet of AmeriCredit Corp. and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and a consolidated statement of income of AmeriCredit Corp. and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of AmeriCredit Corp. identifying such documents as being the documents described in this paragraph (b) and stating that the information set forth therein fairly presents the financial condition of AmeriCredit Corp. and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals;

          (c) as soon as possible and in any event within five days after the occurrence of a Facility Termination Event or an Unmatured Facility Termination Event, the statement of the chief financial officer of the Borrower or AFS setting forth complete details of such Facility Termination Event or Unmatured Facility Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto;

          (d) within 10 days after the date any material change in or amendment to the Servicing Procedures and Credit Manual is made, a copy of the Servicing Procedures and Credit Manual then in effect indicating such change or amendment; and within 5 days after the date of any change in AFS's or AmeriCredit Corp.'s public or private debt ratings, if any, a written certification of AFS's or AmeriCredit Corp.'s public and private debt ratings after giving effect to any such change;

          (e) promptly, notice of any change in the accountants or material change in accounting policy of either the Borrower, AmeriCredit Corp., AFS or AFC; and

          (f) promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables, Transferred ABS, the Other Conveyed Property or the Financed Vehicles related to the Transferred Receivables, the other Borrower Collateral or the condition or operations, financial or otherwise, of the Borrower, AmeriCredit Corp., AFC, AFS or any of its Subsidiaries, as the Agent may, from time to time, reasonably request.

     SECTION 11.3  Preservation of Existence.  The Borrower shall observe all
                   -------------------------
procedures required by its organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect (1) the interests hereunder of the Agent or any Affected Person, (2) the collectibility of any Receivable or Asset Backed Security or (3) its ability to perform its obligations hereunder or under any of the other Transaction Documents.

     SECTION 11.4  Keeping of Records and Books of Account.  The Borrower shall
                   ---------------------------------------
maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of all collections of and adjustments to each Transferred Receivable) and Transferred ABS.

     SECTION 11.5  Separate Existence.  The Borrower shall take all reasonable
                   ------------------
steps (including, without limitation, all steps that the Agent may from time to time reasonably request) to maintain the Borrower's identity as a separate legal entity from AFS or any of its Affiliates (including AFC) and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of AFS and each other Affiliate thereof.
Without limiting the generality of the foregoing, the Borrower shall:

          (a) conduct business correspondence in its own name, follow required trust procedures and maintain appropriate books and records;

          (b) except as set forth in the Trust Agreement, not permit any limitation on its authority to conduct its business and affairs in accordance with accepted trust practice, and shall not authorize or suffer any Person other than the directors and officers of the Trust Trustee to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which its representatives would customarily be responsible;

          (c) subject to the terms of the Custodian Agreement, maintain or cause to be maintained by an agent of the Borrower under the Borrower's control physical possession of all its books and records;

          (d)  maintain capitalization adequate for the conduct of its business;

          (e) account for and manage its liabilities separately from those of any other Person, including, without limitation, payment of all payroll and other administrative expenses and taxes from its own assets;

          (f)  maintain its assets separately from those of any other Person;

          (g) maintain offices through which its business is conducted separate from those of AFS and any Affiliates of AFS (provided that, to the extent
                                                  --------
     that AFS and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such expenses);

          (h) not commingle its funds with those of AFS or any Affiliate of AFS or any Affiliates of the Borrower except to the extent contemplated herein, or use its funds for other than the Borrower's uses; and

          (i) ensure that any financial reports required of the Borrower shall comply with GAAP and shall be issued separately from, but may be consolidated with, any reports prepared by any of its Affiliates.

     SECTION 11.6  Interest Rate Hedges.  The Borrower shall maintain, at all
                   --------------------
times on and after the date of the initial Advance hereunder, Interest Rate Hedges (a) between the Borrower and (i) DBNY or any of its Affiliates or (ii) any other bank or other financial institution whose long-term rating is at least A+ from S&P and A1 from Moody's and whose short-term unsecured debt obligation rating is at least A-1/P-1 by S&P and Moody's, respectively, and is reasonably acceptable to the Agent, (b) with an aggregate notional principal amount not less than the outstanding principal amount of the Advances and with a final maturity date which is the date of the last required Scheduled Payment of any Receivable in the Total Receivables Pool (if related to Facility A and the Receivables) and the latest legal final maturity of any Asset Backed Security in the Total Securities Pool (if related to Facility B and the Asset Backed Securities) or such earlier date (resulting from the usage of an ABS not greater than .5 with respect to the Receivables) approved by the Agent and the Rating Agencies, (c) each of which has an Interest Rate Cap Strike Price no greater than the Maximum Interest Rate Cap Strike Price, provided that Transferred ABS shall be hedged to yield 1.25% plus the one month Eurodollar Rate and (d) which are otherwise in form and substance reasonably acceptable to the Agent and the Rating Agencies.

     SECTION 11.7  Tangible Net Worth. The Borrower shall maintain at all times
                   ------------------
a positive Tangible Net Worth.

     SECTION 11.8  Collection Policies.  The Borrower shall, and shall cause AFS
                   -------------------
to, comply in all material respects with the Servicing Procedures and Credit Manual in regard to each Receivable. The Borrower shall not, and shall not permit AFS to, make any change in the character of its business or in the Servicing Procedures and Credit Manual, which change would, in either case (i) impair the collectibility of any Receivable or (ii) otherwise have a material adverse effect on its financial condition or operations.

     SECTION 11.9  Sales, Liens, Etc., Against Receivables and Related Assets.
                   ----------------------------------------------------------
The Borrower shall not, except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Transferred Receivable, Transferred ABS or any other Borrower Collateral.

     SECTION 11.10 Stock, Merger, Consolidation, Etc.  The Borrower shall not
                   ---------------------------------

          (a) Merge or consolidate with or into, or sell, convey, transfer, exchange, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, acquire all or substantially all of the assets of, any Person or division of any Person; or, except as expressly permitted under the terms of this Agreement and the Trust Agreement, sell, convey, transfer, exchange, lease or otherwise dispose of any of its assets; or

          (b) Issue or allow the issuance of any Certificates or other equity rights or rights, warrants or options in respect thereof, other than the Certificates which are and shall at all times during the term of this Agreement be legally and beneficially owned by AFS and/or AFC, free and clear of all Liens.

     SECTION 11.11 Change in Name. The Borrower shall not make any change to its
                   --------------
name or use any trade names, fictitious names, assumed names or "doing business as" names.

     SECTION 11.12 Indebtedness.  The Borrower shall not incur, create, assume,
                   ------------
suffer to exist or otherwise become liable with respect to any Indebtedness other than (i) hereunder and under the other Transaction Documents and the Backup Servicer/Collateral Agent Fee Letter, and (ii) other Indebtedness for operational expenses of the Borrower in an amount not to exceed $50,000 at any one time outstanding.

     SECTION 11.13 Guarantees.  The Borrower shall not guarantee, endorse or
                   ----------
otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Agent or any Affected Person as provided for under this Agreement.

     SECTION 11.14 Limitation on Transactions with Affiliates.  The Borrower
                   ------------------------------------------
shall not enter into, or be a party to any transaction with any Affiliate of the Borrower, except for (a) the transactions contemplated by the Transaction Documents and (b) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

     SECTION 11.15 Documents.  The Borrower shall not cancel or terminate any of
                   ---------
the Transaction Documents to which it is party (in any capacity), or consent to or accept any cancellation or termination of any of such agreements, or amend or otherwise modify any term or condition of any of the Transaction Documents to which it is party (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Transaction Documents to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) (x) the Servicer shall have notified the Rating Agencies thereof and
(y) the Agent shall have consented thereto.

     SECTION 11.16 Trust Agreement.  The Borrower shall not amend, modify or
                   ---------------
otherwise change any of the terms or provisions in its Trust Agreement, without
(x) notice thereof being furnished by the Borrower to each Rating Agency and (y) the prior written consent of the Agent.

     SECTION 11.17 Accounting Treatment.  The Borrower shall not prepare any
                   --------------------
financial statements or other statements (including any tax filings which are not consolidated with those of AmeriCredit Corp.) which shall account for the transactions contemplated by the Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Transferred Receivables, Transferred ABS and the related assets by the Sellers to the Borrower.

     SECTION 11.18 Limitation on Investments.  The Borrower shall not form, or
                   -------------------------
cause to be formed, any Subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein and pursuant to the Purchase Agreement.

     SECTION 11.19 Distributions.  The Borrower shall not declare or make (a)
                   -------------
payment of any distribution on or in respect of any Certificates, or (b) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire Certificates unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no Facility Termination Event or Unmatured Facility Termination Event shall occur or be continuing and no amount payable by the Borrower under any Transaction Document is then due and owing but unpaid.

     SECTION 11.20 Other Liens or Interests.  Except for the security interest
                   ------------------------
granted hereunder, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Borrower Collateral or any interest therein, and the Borrower shall defend the right, title, and interest of the Collateral Agent (for the benefit of the Secured Parties), in and to the Borrower Collateral against all claims of third parties claiming through or under the Borrower.

                                  ARTICLE XII

                                 THE SERVICER

     SECTION 12.1  Liability of Servicer; Indemnities.
                   ----------------------------------

          (a) The Servicer shall be liable hereunder only to the extent of the obligations in this Agreement and the other Transaction Documents specifically undertaken by the Servicer and the representations made by the Servicer.

          (b) The Servicer shall defend, indemnify and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, damages, claims, liabilities, penalties, fines, forfeitures and judgments, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation of any Financed Vehicle related to a Transferred Receivable.

          (c) The Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any taxes that may at any time be asserted against such Indemnified Party with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, transfer, privilege or license taxes (but not including any income or franchise taxes or other taxes based upon the net income of the applicable Indemnified Party, or taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Borrower) and costs and expenses in defending against the same.

          (d) The Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, claims, penalties, fines, forfeitures, judgments, damages and liabilities to the extent that such cost, expense, loss, claim, penalty, fine, forfeiture, judgment, damage or liability arose out of, or was imposed upon such Indemnified Party by reason of the breach of this Agreement or any other Transaction Document to which it is party by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of negligent disregard of its obligations and duties under this Agreement.

          (e)  Indemnification under this Section 12.1 shall survive the
                                          ------------
     termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 12.1 and the recipient
                                             ------------
     thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

          (f)  Notwithstanding the indemnity provisions contained in Sections
                                                                     --------
     12.1(b) through (e), the Servicer shall not be required to indemnify any
     -------         ---
     Indemnified Party against any costs, expenses, losses, damages, claims or liabilities to the extent the same shall have been (i) caused by the wilful misconduct or gross negligence of such party, or (ii) suffered by reason of uncollectible or uncollected Receivables or Asset Backed Securities not caused by the Servicer's negligence, misfeasance or bad faith.

          (g) If for any reason (other than the exclusions (i) and (ii) set forth in Section 12.1(f)) the indemnification provided above in Section
              ----------------                                       -------
     12.1 is unavailable to an Indemnified Party or is insufficient to hold an
     ----
     Indemnified Party harmless, then the Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Servicer, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Servicer, on the other hand, as well as any other relevant equitable considerations.

     SECTION 12.2  Merger or Consolidation of, or Assumption of the Obligations
                   ------------------------------------------------------------
of, the Servicer or Backup Servicer.
-----------------------------------

          (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer, shall be acceptable to the Agent and the Required Lenders and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and the other Transaction Documents and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement and the other Transaction Documents without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release
     --------  -------
     the Servicer from any obligation hereunder. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section
                                                                        -------
     12.2(a) to the Agent, each Rating Agency, the Collateral Agent, and the
     -------
     Backup Servicer. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii), (iii)
                                                     ------------------------
     and (iv) above, (x) immediately after giving effect to such transaction, no
         ----
     representation or warranty made pursuant to Section 8.6 shall have been
                                                 -----------
     breached in any material respect (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no Facility Termination Event or Unmatured Facility Termination Event shall have occurred and be continuing, (y) the Servicer shall have delivered to the Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 12.2(a), and (z) the
                                                   ---------------
     Servicer shall have delivered to the Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Transferred Receivables and other Borrower

     Collateral and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided,
                                                                 --------
     however, that nothing contained herein shall be deemed to release the
     -------
     Backup Servicer from any obligation.

     SECTION 12.3  Limitation on Liability of Servicer, Backup Servicer and
                   --------------------------------------------------------
Others.
------

          (a) Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to the Borrower, the Investors or the Agent, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the
     --------  -------
     Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (gross negligence in the case of Bank One, N.A. in either of such roles) in the performance of duties. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

          (b) Unless acting as Servicer hereunder, the Backup Servicer (i) shall not be liable for any obligation of the Servicer contained in this Agreement, and the Agent, the Borrower and the Investors shall look only to the Servicer to perform such obligations and (ii) shall not be required to make the representations and warranties set forth in Section 8.6(b).
                                                         --------------

          (c) The Backup Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer or for any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party or (ii) that is due to or results from the invalidity, unenforceability of any Receivable under applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Receivable.

     SECTION 12.4  Delegation of Duties.  So long as AFS is the Servicer, the
                   --------------------
Servicer may delegate duties under this Agreement to an Affiliate of AFS with the prior written consent of the Agent and written notice to the Backup Servicer. The Servicer also may at any time perform the specific duties of (a) repossession of Financed Vehicles, (b) tracking the insurance on Financed Vehicles and (c) pursuing the collection of deficiency balances on Delinquent Receivables through sub-contractors who are in the business of servicing automotive receivables, without the consent of the Agent, the Lenders or the Backup Servicer. The Servicer may also perform other non-material specific duties through such sub-contractors in accordance with customary servicing policies and procedures without the prior consent of the Agent; provided,
                                                                --------
however, that no such delegation or subcontracting of duties by the Servicer
-------
shall relieve the Servicer of its responsibility with respect to such duties. Neither AFS nor any other party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Agent and written notice to the Backup Servicer. If the Backup Servicer assumes the role of successor Servicer, such successor Servicer may delegate its duties under this Agreement to any Person or appoint a subservicer with the prior consent of the Agent.

     SECTION 12.5  Servicer and Backup Servicer Not to Resign.  Subject to the
                   ------------------------------------------
provisions of Section 12.2, neither the Servicer nor the Backup Servicer shall
              ------------
resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Agent does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Agent. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Agent and the Required Lenders shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Agent and the Required Lenders shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that in the event a successor Backup
                 --------  -------
Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation as permitted by this Section 12.5, the Backup Servicer
                                               ------------
may petition a court for its removal. Notwithstanding the foregoing, the Backup Servicer may resign for any reason, provided an entity acceptable to the Agent and the Required Lenders shall have assumed the responsibilities and obligations of the Backup Servicer prior to the effectiveness of any such resignation.

     SECTION 12.6  Administrative Duties of Servicer.
                   ---------------------------------

          (a)  Duties with Respect to the Transaction Documents.  The Servicer
               ------------------------------------------------
     shall perform the duties of the Borrower under the Transaction Documents. In furtherance of the foregoing, the Servicer shall consult with the Trust Trustee as the Servicer deems appropriate regarding the duties of the Borrower under the Transaction Documents. The Servicer shall monitor the performance of the Borrower and shall advise the Trust Trustee when action is necessary to comply with the Borrower's duties under the Transaction Documents. The Servicer shall prepare for execution by the Trust Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Borrower or the Trust Trustee to prepare, file or deliver pursuant to the Transaction Documents.

          (b)  Duties with Respect to the Borrower.
               -----------------------------------

               (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the Servicer shall perform such calculations and shall prepare, or shall cause the preparation, for execution by the Trust Trustee or other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Borrower to prepare, file or deliver pursuant to state and federal tax and securities laws. The Servicer shall administer, perform or supervise the performance of such other activities in connection with the Borrower as are not covered by any of the foregoing provisions and as are expressly requested by the Trust Trustee and are reasonably within the capability of the Servicer.

               (ii) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly notifying the Trust Trustee in the event that any withholding tax is imposed on the Borrower's payments (or allocations of income) to a Certificateholder (as defined in the Trust Agreement). Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Trustee pursuant to such provision.

          (c)  Records.  The  Servicer shall maintain appropriate books of
               -------
     account and records relating to services performed under this Agreement and as required by the Transaction Documents, which books of account and records shall be accessible for inspection by the Trust Trustee at any time during normal business hours.

          (d)  Additional Information to be Furnished to the Borrower.  The
               ------------------------------------------------------
     Servicer shall furnish to the Trust Trustee from time to time such additional information regarding the Borrower or the Transaction Documents as the Trust Trustee shall reasonably request.

                                 ARTICLE XIII

                          SERVICER TERMINATION EVENTS

     SECTION 13.1  Servicer Termination Event. For purposes of this Agreement,
                   --------------------------
each of the following shall constitute a "Servicer Termination Event":
                                          --------------------------

          (a) Any failure by the Servicer or, so long as AFS or an Affiliate of the Borrower is the Servicer, the Borrower to deliver to the Collateral Agent or the Agent any proceeds or payment required to be so delivered under the terms of this Agreement (or, if AFS or an Affiliate of the Borrower is the Servicer, under the Purchase Agreement) that continues unremedied for a period of two Business Days (or, with respect to any Purchase Amounts, one Business Day) after written notice is received by the Servicer from the Agent or after discovery of such failure by a Responsible Officer of the Servicer;

          (b) Failure by the Servicer to deliver the Servicer's Certificate required by Section 8.9 by 12:00 Noon, New York City time, on the second
                 -----------
     Business Day after each Determination Date;

          (c) Failure on the part of the Servicer to observe in all material aspects its covenants and agreements set forth in Section 12.2(a);
                                                       ---------------

          (d) Failure on the part of the Servicer or, so long as AFS or an Affiliate of the Borrower is the Servicer, the Borrower, duly to observe or perform in any material respect any other covenants or agreements of the Servicer or, so long as AFS is the Servicer, the Borrower, as the case may be, set forth in this Agreement, which failure continues unremedied for a period of 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Agent;

          (e) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) in an involuntary case under the Bankruptcy Code, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) or the commencement of an involuntary case under the Bankruptcy Code, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

          (f) The commencement by the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) of a voluntary case under the Bankruptcy Code, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) or of any substantial part of its property or the making by the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) of an assignment for the benefit of creditors or the failure by the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) generally to pay its debts as such debts become due or the taking of corporate action by the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) in furtherance of any of the foregoing;

          (g) Any representation, warranty or statement of the Servicer (or, if AFS or an Affiliate of the Borrower is the Servicer, the Borrower) made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in the definition of "Eligible
                                                                --------
     Receivable"), and, within 30 days after the earlier of knowledge thereof by
     ----------
     a Responsible Officer of the Servicer and the date written notice thereof shall have been given to the Servicer by the Agent, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

          (h) The Agent shall not have delivered a Servicer Extension Notice pursuant to Section 8.14;
                 ------------

               (i) The average of the Servicer Delinquency Ratios for the last day of each of the preceding three Collection Periods exceeds 5.5%;

               (j)  The Portfolio Net Loss Ratio exceeds 8%; or

               (k)  The occurrence and continuance of a Facility Termination
     Event.

          SECTION 13.2   Consequences of a Servicer Termination Event. If a
                         --------------------------------------------
Servicer Termination Event shall occur and be continuing, the Agent may, and, upon the direction of the Required Lenders, the Agent shall, by written notice given to the Servicer (with a copy to the Backup Servicer), terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or if the Agent shall not have delivered a Servicer Extension Notice pursuant to Section 8.14, all authority,
                                                  ------------
power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer; provided, however, that the Backup
                                         --------  -------
Servicer shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Backup Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. The Backup Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination, whether to complete the transfer and endorsement of the Transferred Receivables or Transferred ABS and related documents to show the Collateral Agent (for the benefit of the Secured Parties) as lienholder or secured party, or otherwise. The prior Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation and at the prior Servicer's expense, the transfer to the Backup Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Transferred Receivables or Transferred ABS and the delivery to the Backup Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form containing all information necessary to enable the Backup Servicer or a successor Servicer to service the Transferred Receivables. In addition, upon the occurrence of a Servicer Termination Event, the Servicer shall deliver to the Backup Servicer its Monthly Records within one day after demand therefor and a computer tape or diskette (or any other means of electronic transmission acceptable to the Backup Servicer) containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Transferred Receivables. If requested by the Agent, the Backup Servicer or successor Servicer shall terminate the Lockbox Agreement with respect to the Transferred Receivables and direct the Obligors to make all payments under the Transferred Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 8.18),
                                                                  ------------
or to a lockbox established by the successor Servicer at the direction of the Agent, at the prior Servicer's expense. The terminated Servicer shall grant the Agent, the Collateral Agent and the Backup Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

     SECTION 13.3  Appointment of Successor Servicer.
                   ---------------------------------

          (a) On and after (i) the time the Servicer receives a notice of termination pursuant to Section 13.2 or (ii) upon the resignation of the
                             ------------
     Servicer pursuant to Section 12.5 or (iii) the receipt by the Backup
                          ------------
     Servicer (or any alternate successor Servicer appointed pursuant to Section
                                                                         -------
     13.3(b)) of written notice from the Agent that the Agent is not extending
     --------
     the Servicer's term pursuant to Section 8.14, the Backup Servicer shall be
                                     ------------
     the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided,
                                                                 --------
     however, that the Backup Servicer shall not be liable for any acts,
     -------
     omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document. The Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 13.2 upon the occurrence of any Servicer
                       ------------
     Termination Event applicable to it as Servicer.

          (b) The Agent (with the consent of the Required Lenders) may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a person other than the Person serving as Backup Servicer at the time and shall have no liability to the Investors, the Borrower, AFS, the Person then serving as Backup Servicer or any other

     Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer and the Agent shall fail to appoint a successor Servicer within 60 days of its receipt of notice from the Backup Servicer to such effect, the Backup Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending such appointment, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 12.5, no provision of this Agreement shall be construed as
        ------------
     relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 13.2, the
                                                               ------------
     resignation of the Servicer pursuant to Section 12.5 or the non-extension
                                             ------------
     of the servicing term of the Servicer pursuant to Section 8.14. If, upon
                                                       ------------
     the termination of the Servicer pursuant to Section 13.2 or 8.14 or the
                                                 ------------    ----
     resignation of the Servicer pursuant to Section 12.5, the Agent (with the
                                             ------------
     consent of the Required Lenders) appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

          (c)  Any successor Servicer appointed pursuant to this Section 13
                                                                 ----------
     shall be entitled to compensation based upon a rate equal to the Servicing Fee Rate. In addition, any successor Servicer shall be entitled to receive Transition Costs in accordance with the Security Agreement.

                                  ARTICLE XIV

                         FACILITY TERMINATION EVENTS;

                                 THEIR EFFECT

     SECTION 14.1  SECTION 14.1 Facility Termination Events. Each of the
                                ---------------------------
following shall constitute a Facility Termination Event under this Agreement:

          (a) Default in the payment when due of any principal of any Advance, which default shall continue unremedied for one Business Day, or default in the payment of any other amount payable by the Borrower hereunder, including, without limitation, any Yield on any Advance or any Fees which default shall continue for one Business Day;

          (b) The Borrower or AFS (in any capacity) or AFC shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document on its part to be performed or observed and, except in the case of the covenants and agreements contained in Sections 11.7, 11.10 and 12.2(a), as to each of which no grace
                  --------------------     -------
     period shall apply, any such failure shall remain unremedied for 30 days (two Business Days with respect to Section 11.6) after knowledge thereof or
                                        ------------
     after written notice thereof shall have been given by the Agent to AFS;

          (c) Any representation or warranty of the Borrower or AFS (in any capacity) or AFC made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of the Borrower, AFS or AFC to the Agent or the Lenders for purposes of or in connection with this

     Agreement or any other Transaction Document (including any Servicer's Certificate or any Borrowing Base Confirmation delivered pursuant to
     Section 7.3) shall prove to have been false or incorrect in any material
     -----------
     respect when made or deemed to have been made and, within 30 days after the earlier of knowledge thereof by a Responsible Officer of the Borrower or AFS, as the case may be, and the date written notice thereof shall have been given to the Borrower or AFS, as the case may be, by the Agent, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; provided that no breach shall be deemed to occur hereunder
                      --------
     in respect of any representation or warranty relating to eligibility of any Receivable or Asset Backed Security on its Purchase Date to the extent AFS has repurchased such Receivable or Asset Backed Security in accordance with the provisions hereof or of the Purchase Agreement;

          (d) An Event of Bankruptcy shall have occurred and remain continuing with respect to AmeriCredit Corp., the Borrower, AFS or AFC;

          (e) The aggregate principal amount of (i) all Facility A Advances plus the Facility A Share of Accrued Expenses outstanding on any day shall exceed the Facility A Borrowing Base on such day (a "Facility A
                                                          ----------
     Deficiency") or (ii) all Facility B Advances plus the Facility B Share of
     ----------
     Accrued Expenses outstanding on any day shall exceed the Facility B Borrowing Base on such day (a "Facility B Deficiency") and, in either case,
                                    ---------------------
     such condition continues unremedied for three Business Days;

          (f) The Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Internal Revenue Code with regard to any assets of the Borrower or any material portion of the assets of AmeriCredit Corp., AFS or AFC and such Lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of AmeriCredit Corp., the Borrower, AFC or AFS and such Lien shall not have been released within 30 days;

          (g) (i) Any Transaction Document or any Lien granted thereunder by the Borrower, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or (ii) the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (iii) any Lien securing any Obligation shall, in whole or in part, not be or cease to be a perfected first priority security interest against the Borrower;

          (h)  A Servicer Termination Event shall have occurred;

          (i) On any Determination Date, the Delinquency Ratio averaged for such Determination Date and the three immediately preceding Determination Dates exceeds 2%;

          (j) The Borrower, AmeriCredit Corp., AFC, or AFS shall fail to pay any principal of or premium or interest on any Indebtedness having a principal amount of

     $10,000,000 (or, in the case of the Borrower, $50,000) or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Borrower, AmeriCredit Corp., AFC, or AFS, as applicable, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

          (k) There shall occur a "termination event" or "event of default" or similar event under any other Transaction Document;

          (l) Either (i) the long-term senior unsecured debt of AmeriCredit Corp. is rated by either S&P or Moody's below B or B1, respectively, or
     (ii) if AmeriCredit Corp. is not so rated, the Agent, acting at the direction of the Required Lenders, deems the creditworthiness of AmeriCredit Corp. to be equivalent to a rating below B/B1;

          (m) The weighted average AmeriCredit Score for all Receivables in the Total Receivables Pool shall be less than 220 for any period of three consecutive Business Days;

          (n) The average of the Monthly Extension Rates for three consecutive Determination Dates shall exceed 5.0%;

          (o) As of any Distribution Date, the amount in the Reserve Account is less than the Minimum Reserve Account Amount, and such deficiency is not cured on or prior to the immediately succeeding Distribution Date;

          (p) This Agreement and the Advances hereunder are not rated "A" by S&P within 45 days after the Closing Date or, after such rating is granted, the same is reduced or withdrawn by S&P;

          (q) A notice of termination with respect to the Lockbox Agreement with respect to the Transferred Receivables shall have been delivered, or a termination of the Lockbox Agreement shall have otherwise occurred, and a replacement Lockbox Bank reasonably acceptable to the Agent shall not have executed a Lockbox Agreement with respect to the Transferred Receivables in form and substance satisfactory to the Agent within 30 days of such notice;

          (r)  A Change of Control shall occur with respect to AmeriCredit
     Corp.;

          (s) The Tangible Net Worth of AmeriCredit Corp. shall be less than $500,000,000 for any period of 20 consecutive days; or

          (t) AFS shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit Corp.; or AFC shall cease to be a direct or indirect wholly-owned subsidiary of AFS; or AFS and AFC shall at any time own less than 100% of the Certificates issued pursuant to the Trust Agreement.

     SECTION 14.2  Effect of Facility Termination Event.
                   ------------------------------------

          (a)  Optional Termination. Upon the occurrence of a Facility
               --------------------
     Termination Event (other than a Facility Termination Event described in
     Section 14.1(d)), the Agent may, and, at the direction of the Required
     ----------------
     Lenders, the Agent shall declare all or any portion of the outstanding principal amount of the Advances and other Obligations to be due and payable and/or either or both of Facility A and Facility B (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Advances and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, either or both of Facility A and Facility B (and the Commitments of the Committed Lenders, if any, thereunder) shall terminate.

          (b)  Automatic Termination. Upon the occurrence of a Facility
               ---------------------
     Termination Event described in Section 14.1(d) or a Servicer Termination
                                    ---------------
     Event described in Section 13.1(e) or (f), the Facility Termination Date
                        ----------------------
     shall be deemed to have occurred automatically, and all outstanding Advances under this Agreement and all other Obligations under this Agreement shall become immediately and automatically due and payable, all without presentment, demand, protest, or notice of any kind.

     SECTION 14.3   Certain Rights Upon Facility Termination Event.
                    ----------------------------------------------

          (a)  In addition to the rights and remedies specified in Section 14.2,
                                                                   ------------
     if a Facility Termination Event shall have occurred and be continuing, the Agent may direct the Collateral Agent to exercise any of the remedies specified in the Security Agreement or available to the Collateral Agent as a secured party under the UCC in respect of the Borrower Collateral (or any portion thereof).

          (b) The rights and remedies provided to the Collateral Agent, the Agent and the Secured Parties herein and in the other Transaction Documents are cumulative and not exclusive of any other rights and remedies the Collateral Agent, the Agent and the Secured Parties may have under applicable law.

          (c) If a Facility Termination Event shall have occurred and be continuing, then at any time after the acceleration of the maturity of the Advances and other Obligations has been made and before a judgment or decree for payment of the money due has been obtained by the Agent as hereinafter provided, the Required Lenders, by written notice to the Borrower and the Agent, may rescind and annul such declaration and its consequences if:

               (i) the Borrower has paid or deposited with the Agent a sum sufficient to pay

                       (A) all payments of principal of and Yield on the Advances and all other amounts that would then be due hereunder or if the Facility Termination Event giving rise to such acceleration had not occurred; and

                       (B) all sums paid or advanced by the Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel; and

               (ii) all Facility Termination Events, other than the nonpayment of the principal of the Advances that has become due solely by such acceleration, have been cured or waived.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

                                  ARTICLE XV

                                   THE AGENT

     SECTION 15.1   Appointment. Each Lender hereunder hereby irrevocably
                    -----------
designates and appoints DBNY as Agent hereunder, and authorizes the Agent to take such action on its behalf under the provisions of this Agreement, the Security Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement, the Security Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent to any Lender shall be read into this Agreement, the Security Agreement or the other Transaction Documents or shall otherwise exist against the Agent. In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Lenders, and the Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.

     SECTION 15.2   Delegation of Duties. The Agent may execute any of its
                    --------------------
duties under this Agreement, the Security Agreement and the other Transaction Documents by or through its subsidiaries, affiliates, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to any Lender for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 15.3   Exculpatory Provisions.  Neither the Agent (acting in such
                    ----------------------
capacity) nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 15.2 under or in connection with this Agreement, the
                    ------------
Security Agreement or the other Transaction Documents (except for its, their or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Person for any recitals, statements, representations or warranties of any Person (other than itself) contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents or any other document furnished in connection therewith or herewith, or for any failure of any Person (other than itself or its directors, officers, agents or employees) to perform its obligations under any Transaction Document or for the satisfaction of any condition specified in a Transaction Document. Except as otherwise expressly provided in this Agreement, the Agent shall not be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of the Borrower, AFS, AFC, the Servicer or the Backup Servicer.

     SECTION 15.4   Reliance by Agent. The Agent shall in all cases be entitled
                    -----------------
to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to each of the Lenders), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement, the Security Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith unless it shall first receive such advice or concurrence of the Lenders, as it deems appropriate, or it shall first be indemnified to its satisfaction by the Lenders against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Security Agreement, the other Transaction Documents or any other document furnished in connection herewith or therewith in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     SECTION 15.5   Action Upon Certain Events; Reports and Notices.
                    -----------------------------------------------

          (a) To the extent the Agent is entitled to consent to or withhold its consent of any waiver or amendment of this Agreement, the Security Agreement or other Transaction Documents or ABS Document in accordance with the terms hereof or thereof, or is notified in writing by a party hereto of a Facility Termination Event or Servicer Termination Event, the Agent shall
     (i) give prompt notice to the Lenders of any such waiver, amendment, Facility Termination Event or Servicer Termination Event of which it is aware, and (ii) take such action with respect to such waiver, amendment, Facility Termination Event or Servicer Termination Event as shall be directed by the Required Lenders; provided, however, that unless and until
                                       --------  -------
     the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such waiver, amendment, Facility Termination Event or Servicer Termination Event, as applicable, as the Agent shall, in its sole discretion, deem advisable and in the best interests of the Lenders.

          (b) The Agent shall upon request promptly provide the Lenders with copies of reports and notices received by it hereunder and under the Custodian Agreement and the Security Agreement.

     SECTION 15.6   Non-Reliance on Agent. The Lenders expressly acknowledge
                    ---------------------
that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of either the Borrower, AFC, AFS, the Servicer or the Backup Servicer, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Except as expressly provided herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the Borrower Collateral or the business, operations, property, prospects, financial and other condition or creditworthiness of the Borrower, AFS, AFC, the Servicer, the Lenders or the Backup Servicer which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     SECTION 15.7   Indemnification. The Committed Lenders agree to indemnify
                    ---------------
the Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower, the Servicer or AFS under the Transaction Documents, and without limiting the obligation of such Persons to do so in accordance with the terms of the Transaction Documents), ratably according to their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Agent or the affected Person in connection with any investigative, or judicial proceeding commenced or threatened, whether or not the Agent or such affected Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Agent or such affected Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or under the Transaction Documents or any other document furnished in connection herewith or therewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or such affected Person).

     SECTION 15.8    Successor Agent. The Agent may, upon five (5) days' notice
                     ---------------
to the Lenders (with a copy to the Borrower), resign as Agent; provided that a
                                                               --------
Lender agrees to become the successor Agent hereunder in accordance with the next sentence. If the Agent shall resign as Agent under this Agreement, then the Required Lenders during such period shall appoint from among the Committed Lenders a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its acceptance of such appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation hereunder as Agent, the provisions of this Article XV shall inure to its benefit as to any
                              ----------
actions taken or omitted to be taken by it while it was Agent under this Agreement.

     SECTION 15.9   Liability of the Agent. Notwithstanding any provision of
                    ----------------------
this Agreement, the Security Agreement or any other Transaction Document: (i) the Agent shall not have any obligations under this Agreement, the Security Agreement or any other Transaction Document other than those specifically set forth herein and therein, and no implied obligations of the Agent shall be read into this Agreement, the Security Agreement or any other Transaction Document; and (ii) in no event shall the Agent be liable under or in connection with this Agreement, the Security Agreement or any other Transaction Document for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Neither the Agent nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, the Security Agreement or any other Transaction Document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent (a) may consult with legal counsel (including counsel for the Lenders, the Borrower or the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) shall not be responsible to the Lenders, the Borrower, AFS, the Servicer, AFC, or the Backup Servicer for any statements, warranties or representations (other than its own statements) made in or in connection with this Agreement, the Security Agreement or the other Transaction Documents, (c) shall not be responsible to the Lenders, the Borrower, the AFS, the Servicer, AFC or the Backup Servicer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Security Agreement or the other Transaction Documents (other than the legality, validity, enforceability or genuineness of its own execution, authorization and performance hereof and thereof), (d) shall incur no liability under or in respect of any of the commercial paper or other obligations of the Lenders under this Agreement, the Security Agreement or the other Transaction Documents and (e) shall incur no liability under or in respect of this Agreement, the Security Agreement or the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything else herein or in the other Transaction Documents, it is agreed that where the Agent may be required under this Agreement, the Security Agreement or the other Transaction Documents to give notice of any event or condition or to take any action as a result of the occurrence of any event or the existence of any condition, the Agent agrees to give such notice or take such action only to the extent that it has actual knowledge of the occurrence of such event or the existence of such condition, and shall incur no liability for any failure to give such notice or take such action in the absence of such knowledge.

     SECTION 15.10  Agent and Affiliates. The Agent and any of its Affiliates
                    --------------------
may generally engage in any kind of business with the Borrower, the Servicer, AFC, AFS, the Backup Servicer, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Servicer, AFC, AFS, the Backup Servicer, any Obligor or any of their respective Affiliates, all as if the Agent were not the Agent hereunder and without any duty to account therefor to any Lender.

                                  ARTICLE XVI

                                  ASSIGNMENTS

     SECTION 16.1   Restrictions on Assignments. Except as specifically provided
                    ---------------------------
herein (with respect to the Servicer and the Backup Servicer), neither the Borrower, the Servicer, AFS, AFC nor the Backup Servicer may assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Agent and all the Lenders or, in the case of Backup Servicer, the Agent and the Required Lenders. No Lender may assign its rights or obligations hereunder, any Advance or any Note (or any portion thereof) to any Person without the prior written consent of the Borrower and the Agent (as to the Borrower only, such consent not to be unreasonably withheld or delayed); provided, however, that any Lender may assign, or grant a security interest in,
--------  -------
all or any portion of the Advances and the Notes to (i) DBNY or any of its Affiliates or another Lender or (ii) any Person managed by DBNY or any of its Affiliates, and (iii) any Liquidity Provider (each, an "Eligible Assignee"), in
                                                        -----------------
each case under clauses (i), (ii) and (iii) above, without the prior written consent of the Borrower; provided, further, however, that after the occurrence
                         --------  -------  -------
of the Facility Termination Date, any Lender may, subject to the provisions of
Section 16.5, assign all or a portion of the Advances or Notes held by it to a
------------
Person other than those identified in clauses (i), (ii) and (iii) above without the prior written consent of the Borrower.

     SECTION 16.2   Documentation. Each Lender shall deliver to each assignee an
                    -------------
assignment, in such form as such Lender and the related assignee may agree, duly executed by such Lender assigning any such rights, obligations, Advances or Notes to the assignee; and such Lender shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee's right, title and interest in and to the items assigned, and to enable the assignee to exercise or enforce any rights hereunder or under the Notes evidencing such Advances.

     SECTION 16.3   Rights of Assignee. Upon the foreclosure of any assignment
                    ------------------
of any Advances made for security purposes, or upon any other assignment of any Advance from any Lender pursuant to this Article XVI, the respective assignee
                                         -----------
receiving such assignment shall have all of the rights of such Lender hereunder with respect to such Advances and all references to the Lender or Investors in
Section 6.1 shall be deemed to apply to such assignee.
-----------

     SECTION 16.4   Notice of Assignment. Each Lender shall provide notice to
                    --------------------
the Borrower of any assignment hereunder by such Lender to any assignee. Each Lender authorizes the Agent to, and the Agent agrees that it shall, endorse the Note to reflect any assignments made pursuant to this Article XVI or otherwise.
                                                      -----------

     SECTION 16.5   Registration; Registration of Transfer and Exchange.
                    ---------------------------------------------------

          (a)  The Agent shall keep a register (the "Note Register") in which,
                                                     ------------
     subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Notes and of transfer of interests in the Notes. The Agent is hereby appointed "Note Registrar" for the purpose of registering the Notes and
                -------------
     transfers of the Notes as herein provided.


          (b) Each person who has or who acquired a Note or interest therein shall be deemed by such acquisition to have agreed to be bound by the provisions of this Section 16.5. No Note may be transferred prior to the
                        ------------
     Commitment Termination Date except to a successor Agent hereunder. Thereafter a Note may be exchanged (in accordance with Section 16.5(c)) and
                                                            ----------------
     transferred to the holders (or their agents or nominees) of the Advances and to any assignee (in accordance with Section 16.1) (or its agent or
                                             -------------
     nominee) of all or a portion of the Advances. The Agent shall not register (or cause to be registered) the transfer of any Note, unless the proposed transferee shall have delivered to the Agent (i) either (x) evidence satisfactory to it that the transfer of such Note is exempt from registration or qualification under the Securities Act of 1933, as amended, and all applicable state securities laws and that the transfer does not constitute a "prohibited transaction" under ERISA or (y) an express agreement by the proposed transferee to be bound by and to abide by the provisions of this Section 16.5, the restrictions noted on the face of such
                        ------------
     Note and (ii) a properly executed Form W-9 and, in the case of a transferee who is a foreign person (within the meaning of Section 7701(a)(5) of the Code), a properly executed Form W-8ECI or Form W-8BEN.

          (c) After the Commitment Termination Date, at the option of the holder thereof, a Note may be exchanged for one or more new Notes of any authorized denominations and of a like type and aggregate principal amount at an office or agency of the Borrower. Whenever any Notes are so surrendered for exchange, the Borrower shall execute and deliver (through the Agent) the new Notes which the holder making the exchange is entitled to receive.

          (d) Upon surrender for registration of transfer of any Note at an office or agency of the Borrower, the Borrower shall execute and deliver (through the Agent), in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like type and aggregate principal amount.

          (e) All Notes issued upon any registration of transfer or exchange of any Note in accordance with the provisions of this Agreement shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Note(s) surrendered upon such registration of transfer or exchange.

          (f) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Agent) be fully endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. Each such Note shall be accompanied by a statement providing the name of the transferee and indicating whether the transferee is subject to income tax backup withholding requirements and whether the transferee is the sole beneficial owner of such Notes.

          (g) No service charge shall be made for any registration of transfer or exchange of Notes, but the Borrower may require payment from the transferee holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of exchange of Notes, other than exchanges pursuant to this Section 16.5.
                                                  ------------

          (h) The holders of the Notes shall be bound by the terms and conditions of this Agreement.

     SECTION 16.6  Mutilated, Destroyed, Lost and Stolen Notes.
                   -------------------------------------------

          (a) If any mutilated Note is surrendered to the Agent, the Borrower shall execute and deliver (through the Agent) in exchange therefor a new Note of like type and tenor and principal amount and bearing a number not contemporaneously outstanding.

          (b) If there shall be delivered to the Borrower and the Agent prior to the payment of the Notes (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Borrower or the Agent that such Note has been acquired by a bona fide purchaser, the Borrower
                                           ---------
     shall execute and deliver (through the Agent), in lieu of any such destroyed, lost or stolen Note, a new Note of like type, tenor and principal amount and bearing a number not contemporaneously outstanding.

          (c)  Upon the issuance of any new Note under this Section 16.6, the
                                                            ------------
     Borrower may require the payment from the transferor holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

          (d)  Every new Note issued pursuant to this Section 16.6 and in
                                                      ------------
     accordance with the provisions of this Agreement, in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

          (e)  The provisions of this Section 16.6 are exclusive and shall
                                      ------------
     preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 16.7  Persons Deemed Owners. The Borrower, the Servicer, the Agent,
                   ---------------------
the Collateral Agent and any agent for any of the foregoing may treat the holder of any Note as the owner of such Note for all purposes whatsoever, whether or not such Note may be overdue, and none of the Borrower, the Servicer, the Agent, the Collateral Agent and any such agent shall be affected by notice to the contrary.

     SECTION 16.8  Cancellation.  All Notes surrendered for payment or
                   ------------
registration of transfer or exchange shall be promptly canceled. The Borrower shall promptly cancel and deliver to the Agent any Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Borrower. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 16.8, except as
                                                       ------------
expressly permitted by this Agreement.

     SECTION 16.9  Participations.
                   --------------

          (a) At any time and from time to time, each Lender may, in accordance with applicable law, at any time grant participations in all or a portion of its Commitment and/or its interest in the Advances and other payments due to it under this Agreement to any Person (each, a "Participant");
                                                            -----------
     provided, however, that no participation shall be granted to any Person
     --------  -------
     unless and until the Agent and, if the proposed Participant is other than a Person which at such time is an Eligible Assignee and no Facility Termination Event shall have occurred, the Borrower shall have consented thereto (which consent shall not be unreasonably withheld or delayed). Each Lender hereby acknowledges and agrees that (A) any such participation will not alter or affect such Lender's direct obligations hereunder, and (B) neither the Borrower, the Agent nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Participant shall comply with the provisions of Section 5.1(b) . No
                                                     --------------
     Participant (i) which is other than an Eligible Assignee shall be entitled to receive additional amounts under Section 6.1 in excess of the additional
                                         -----------
     amounts its lead Lender would have been entitled to receive had such participation not been granted unless such Participant was consented to by the Borrower or (ii) shall be entitled to transfer all or any portion of its participation without the prior written consent of the Agent and, if the proposed transferee is other than an Eligible Assignee and no Facility Termination Event shall have occurred, the Borrower (which consent will not be unreasonably withheld or delayed).

          (b) Each Lender may pledge its interest in the Advances and the Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

                                 ARTICLE XVII

                                INDEMNIFICATION

     SECTION 17.1  General Indemnity.  Without limiting any other rights which
                   -----------------
any such Person may have hereunder or under applicable law, AFS hereby agrees to indemnify each of the Agent, the Investors, the Collateral Agent, the Custodian (if other than AFS), the Backup Servicer, the Borrower, the Trust Trustee and each other Affected Person and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand, from and against any and all damages,
------------------
losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Indemnified Amounts") awarded against or incurred by any of them arising
        -------------------
out of or relating to any Transaction Document or the transactions contemplated thereby or the use of proceeds therefrom by the Borrower, including (without limitation) in respect of the funding of any Advance or in respect of any Transferred Receivable or Transferred ABS, excluding, however, (a) Indemnified
                                           ---------  -------
Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or its agent or subcontractor, (b) except as otherwise provided herein, non-payment by any obligor of an amount due and payable with respect to a Transferred Receivable or Transferred ABS, (c) any loss in value of any Financed Vehicle or Permitted Investment due to changes in market conditions or for other reasons beyond the control of AFS or the Borrower or (d) any tax upon or measured by net income on any Indemnified Party. Without limiting the foregoing, but subject to the exclusions (a) through (d) above, AFS agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

               (i) the breach of any representation or warranty made by the Borrower (or any of its officers) or AFS (in any capacity) or any Affiliate of AFS under or in connection with this Agreement or the other Transaction Documents, any Servicer's Certificate, Borrowing Base Confirmation or any other information, report or certificate delivered by the Borrower or Servicer or AFS (in any capacity) or an Affiliate of AFS pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

               (ii) the failure by the Borrower, AFC or AFS (in any capacity) to comply in any material way with any applicable law, rule or regulation with respect to any Transferred Receivable or any Financed Vehicle, or the nonconformity of any Transferred Receivable with any such applicable law, rule or regulation;

               (iii) the failure to vest and maintain vested in the Collateral Agent, for the benefit of the Secured Parties, a first-priority security interest in all the Borrower Collateral, free and clear of any Lien, other than a Lien arising solely as a result of an act of any Investor, or any assignee of any Investor;

               (iv) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Transferred Receivable (including, without limitation, a defense based on such Transferred Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) or Transferred ABS (including, without limitation, the lack of validity or enforceability of such Transferred ABS);

               (v) any failure of AFS or an Affiliate of AFS, as Servicer, to perform its duties or obligations in accordance with the provisions of
          Article VIII or any provision contained in any Transaction Document;
          ------------

               (vi) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Transferred Receivable or strict liability claim in connection with any Financed Vehicle related to a Transferred Receivable;

               (vii) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Advance, or any other interest in the Borrower Collateral;

               (viii) the offering or sale of the Asset Backed Securities or the offering or effectuation of any Take-Out Securitization; or

               (ix) the commingling of the proceeds of the Borrower Collateral at any time with other funds.

     SECTION 17.2  Contribution.  If for any reason (other than the exclusions
                   ------------
(a) through (d) set forth in the first paragraph of Section 17.1) the
                                                    ------------
indemnification provided above in Section 17.1 is unavailable to an Indemnified
                                  ------------
Party or is insufficient to hold an Indemnified Party harmless, then AFS shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and AFS, its Affiliates and the Borrower, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and AFS, its Affiliates or the Borrower, on the other hand, as well as any other relevant equitable considerations.

                                 ARTICLE XVIII

                                 MISCELLANEOUS

     SECTION 18.1  No Waiver; Remedies.  No failure on the part of any Investor,
                   -------------------
the Agent, any Indemnified Party or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Investor and Participant is hereby authorized by the Borrower at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower, now or hereafter existing under this Agreement, to the Agent, any Affected Person, any Indemnified Party or any Investor or their respective successors and assigns.

     SECTION 18.2  Amendments, Waivers.  This Agreement may not be amended,
                   -------------------
supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 18.2. With the written consent
                                       ------------
of the Required Lenders, the Agent, the Borrower, the Servicer, AFC and the Backup Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that
                                                       --------  -------
no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to an Advance or reduce the rate or extend the time of payment of Yield thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of each Lender affected thereby, (ii) amend, modify or waive any provision of this Section 18.2 or 18.12, or reduce the
                                      ---------------------
percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders or (iii) amend, modify or waive any provision of Article XV of this Agreement without the written consent of the Agent and the
   ----------
Required Lenders. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement. Written notice of each amendment, supplement, waiver or modification entered into in accordance with this Section 18.2, and of
                                                            ------------
each extension to the Commitment Termination Date, shall be promptly furnished to the Rating Agencies by the Servicer.

     SECTION 18.3  Notices, Etc.  All notices and other communications provided
                   ------------
for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party (i) in the case of the Borrower, at the Corporate Trust Office with a copy to AFS and (ii) in the case of the other parties hereto, at the address or facsimile number of such party set forth under its name on the signature pages hereof or in its Joinder Supplement or assignment documentation, or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Section 2.2 shall not be effective until received.
   -----------

     SECTION 18.4  Costs, Expenses and Taxes.
                   -------------------------

          (a)  In addition to the rights of indemnification granted under
     Section 17.1, AFS agrees to pay on demand all reasonable costs and expenses
     ------------
     of the Agent in connection with the preparation (subject to the Fee Letter), execution, delivery, syndication and administration of this Agreement, any Noncommitted Lender Liquidity Arrangement or other liquidity support facility and the other documents and agreements to be delivered hereunder or with respect hereto, and AFS further agrees to pay all reasonable costs and expenses of the Agent in connection with any amendments, waivers or consents executed in connection with this Agreement and any Noncommitted Lender Liquidity Arrangement or other liquidity support facility, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and remedies under this Agreement and any Noncommitted Lender Liquidity Arrangement or other liquidity support facility, and to pay all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, the Lenders, the Investors, the Collateral Agent and their respective Affiliates, in connection with the enforcement of this Agreement, any of the other Transaction Documents and/or any Noncommitted Lender Liquidity Arrangement or other liquidity support facility and the other documents and agreements to be delivered hereunder or with respect hereto.

          (b) In addition, AFS shall pay any and all stamp, personal property, transfer and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement, the Notes, applicable UCC financing statements or the other documents or agreements to be delivered hereunder, and the pledge of the Borrower Collateral, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 18.5  Binding Effect; Survival.  This Agreement shall be binding
                   ------------------------
upon and inure to the benefit of the Borrower, the Servicer, the Backup Servicer, AFC, AFS, the Collateral Agent, the Investors, the Agent and their respective successors and assigns, and the provisions of Section 5.1(b), Article
                                                         --------------  -------
VI, Section 12.1, and Article XVII shall inure to the benefit of the Affected
--  ------------      ------------
Persons and the Indemnified Parties, as the case may be, and their respective successors and permitted assigns; provided, however, nothing in the foregoing
                                  --------  -------
shall be deemed to authorize any assignment not permitted by Article XVI.  This
                                                             -----------
Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Commitment Termination Date, when all Obligations have been finally and fully paid and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to Article IX and the indemnification and payment provisions of Article
            ----------                                                   -------
VI, Section 12.1, and Article XVII and the provisions of Section 18.10 , Section
--  ------------      ------------                       -------------   -------
18.12 and Section 18.13 shall be continuing and shall survive any termination of
-----     -------------
this Agreement and any termination of AFS's rights to act as Servicer hereunder or under any other Transaction Document.

     SECTION 18.6  Captions and Cross References.  The various captions
                   -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION 18.7  Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 18.8  GOVERNING LAW.  THIS AGREEMENT AND THE NOTES SHALL BE A
                   -------------
CONTRACTS MADE UNDER AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     SECTION 18.9  Counterparts.  This Agreement may be executed by the parties
                   ------------
hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

     SECTION 18.10 WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO AND EACH
                   --------------------
INVESTOR BY ITS ACCEPTANCE OF ANY INTEREST IN ANY NOTE OR ADVANCE OR IN A LENDER'S OBLIGATION TO MAKE ADVANCES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, AFS, AFC, THE SERVICER, THE AGENT, THE BACKUP SERVICER, THE COLLATERAL AGENT, THE INVESTORS OR ANY OTHER AFFECTED PERSON. THE BORROWER, AFC AND AFS EACH ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

     SECTION 18.11 Conflict Waiver.  DBNY acts as Agent hereunder, as
                   ---------------
administrative or servicing agent for one or more Noncommitted Lenders, and as provider and as agent for other providers of backup facilities for one or more Noncommitted Lenders, and may provide other services or facilities from time to time (the "DBNY Roles"). Each of the parties hereto hereby acknowledges and
           ----------
consents to any and all DBNY Roles, waives any objections it may have to any actual or potential conflict of interest caused by DBNY's acting or maintaining any of the DBNY Roles, and agrees that in connection with any DBNY Role, DBNY may take, or refrain from taking, any action consistent with its obligations under the Transaction Documents.

     SECTION 18.12 No Proceedings.
                   --------------

          (a) Each of the Borrower, AFS, AFC, the Servicer, the Backup Servicer, the Collateral Agent, and each Investor hereby agrees that it will not institute against any Noncommitted Lender, or join any other Person in instituting against any Noncommitted Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any commercial paper or other senior indebtedness issued by such Noncommitted Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on
                                              ----
     which any such commercial paper or other senior indebtedness shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

          (b) Each of DBNY, AFS, AFC, the Servicer, the Backup Servicer, the Collateral Agent, each Investor and the Agent hereby agrees that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since
                                                          ----
     the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

     SECTION 18.13 Limited Recourse to the Lenders.  No recourse under any
                   -------------------------------
obligation, covenant or agreement of a Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of each Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of a Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by a Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person
                --------
from any liability it might otherwise have as a result of their willful misconduct, gross negligence or of fraudulent actions taken or fraudulent omissions made by them.

     SECTION 18.14 Collateral Agent.  Each Lender and each Investor by its
                   ----------------
acceptance of any interest in any Note or Advance or in a Lender's obligation to make Advances hereunder and the Agent designate and appoint Bank One, N.A. to act as Collateral Agent hereunder and under the Security Agreement. Bank One, N.A., by its execution hereof, accepts and agrees to such designation and appointment and agrees to perform its obligations hereunder and under the Security Agreement in accordance with the terms thereof and for the benefit of the Agent, the Lenders and other Secured Parties. In furtherance of the foregoing, each Lender authorizes the Agent to enter into the Security Agreement and to appoint the Collateral Agent to act on behalf of, and as agent for, such Lender and the Agent hereunder and under the Security Agreement and agrees to be bound by Section 9 of such agreement.

     SECTION 18.15 Custodian.  AFS accepts and agrees to its designation and
                   ---------
appointment as Custodian under the Custodian Agreement and agrees to perform its obligations under such agreement in accordance with the terms thereof and for the benefit of the Borrower and the Secured Parties.

     SECTION 18.16 ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER TRANSACTION
                   ----------------
DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     SECTION 18.17 Limitation of Liability of Trust Trustee.  It is expressly
                   ----------------------------------------
understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trust Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related documents.

                     [signature pages begin on next page]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              AMERICREDIT DB TRUST

                              By:  Bankers Trust (Delaware), not in its
                                   individual capacity but solely as Trustee

                              By:____________________________________________
                                   Name:
                                   Title:

                              AMERICREDIT FINANCIAL SERVICES, INC.,
                                   individually and as Servicer and Custodian

                              By:____________________________________________
                                   Name:
                                   Title:

                              801 Cherry Street, Suite 3900
                              Fort Worth, Texas 76102
                              Attention: Treasurer
                              Facsimile No.: (817) 302-7941

                              AMERICREDIT FUNDING CORP. IV

                              By:____________________________________________
                                   Name:
                                   Title:

                              801 Cherry Street, Suite 3900
                              Fort Worth, Texas 76102
                              Attention: President
                              Facsimile No.: (817) 302-7941


              [Signature Page to Receivables Financing Agreement]

                              DEUTSCHE BANK AG, NEW YORK
                                   BRANCH, as Agent

                              By:______________________________________
                                   Name:
                                   Title:

                              By:______________________________________
                                   Name:
                                   Title:

                              31 West 52/nd/ Street
                              New York, New York 10019
                              Attention: Structured Finance
                              Facsimile No.: (212) 469-7935

                              BANK ONE, N.A., as Backup Servicer and
                                   Collateral Agent

                              By:______________________________________
                                   Name:
                                   Title:

                              100 East Broad Street - OH0181
                              Columbus, Ohio 43215
                              Attention: John Rothrock
                              Facsimile No.: (614) 248-5195

              [Signature Page to Receivables Financing Agreement]

                                                                       EXHIBIT A
                                                                       ---------

                           [Form of Advance Request]
                           -------------------------

Deutsche Bank AG,                           Bank One, N.A.,
  New York Branch, as Agent                  as Collateral Agent
31 West 52/nd/ Street                       235 W. Schrock Rd.- OH0380
New York, NY  10019                         Columbus, Ohio  43271
Attention: M. Pilla/T. Meier                Attention: D. Cummings
Fax #: (212) 469-4653                       Fax #: (614) 244-9356
Phone #: (212) 469-7935                     Phone #: (614) 248-5935

RE:  Advance Request: $__________

Gentlemen and Ladies:

     This Advance Request is delivered to you pursuant to Section 2.2 of the
                                                          -----------
Receivables Financing Agreement, dated as of June 30, 2000 (together with all amendments, if any, from time to time made thereto, the "Receivables Financing
                                                         ---------------------
Agreement"), among AmeriCredit DB Trust (the "Borrower"), AmeriCredit Financial
---------                                     --------
Services, Inc., AmeriCredit Funding Corp. IV , Bank One, N.A., as Backup Servicer and Collateral Agent, the Lenders parties thereto and Deutsche Bank AG, New York Branch (the "Agent"). Unless otherwise defined herein or the context
                      -----
otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

     The Borrower hereby requests that on ________, ____ a [Facility A] [Facility B] Advance be made in the aggregate principal amount of $__________ having a Fixed Period of _____days (determined pursuant to Section 3.3(b) of the
                                                           --------------
Receivables Financing Agreement).

     The Schedule setting forth the [Eligible Receivables] [Eligible Securities] to be purchased on the date of the requested Advance by the Borrower under the Purchase Agreement is attached hereto as Annex I.

     Please wire $___________ to the Reserve Account and $__________ to the Borrower by wire transfer to account no. __________ maintained at __________ (ABA # __________). After giving effect to the requested Advance and the application of the proceeds thereof, the amount on deposit in the Reserve Account on the Advance Date will be $_____________ which amount equals or exceeds the Minimum Reserve Account Amount.

     The Borrower hereby acknowledges that, pursuant to Section 2.4 of the
                                                        -----------
Receivables Financing Agreement, each of the delivery of this Advance Request and the acceptance by the Borrower of the proceeds of the Advances requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Transaction Documents, all applicable statements set forth in Section 2.4 are true and
                                                  -----------
correct in all material respects. In addition the Borrower hereby certifies that each of the Transaction Documents is in full force and effect and (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of the requested Advance,

(ii) the representations and warranties of the Borrower contained in Article X
                                                                     ---------
and the Servicer and the Sellers contained in Section 8.6(b) are true and
                                              --------------
correct as of the date of such requested Advance, with the same effect as though made on the date of (and after giving effect to) such Advance, and (iii) after giving effect to such Advance, the aggregate outstanding principal balance of the [Facility A] [Facility B] Advances will not exceed the lesser of the Facility [A] [B] Limit and the applicable Borrowing Base.

     The Borrower agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

     The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer or representative this ___ day of __________, ___.

                              AMERICREDIT DB TRUST

                              By:  AmeriCredit Financial Services, Inc.,
                                   attorney-in-fact

                              By:_________________________________________
                                   Name:
                                   Title:

Attachment
----------

                                                                     EXHIBIT B-1
                                                                     -----------

                           [FORM OF FACILITY A NOTE]
                           -------------------------

                                FACILITY A NOTE

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.

$____________                                                   _______ __, 2000

     FOR VALUE RECEIVED, the undersigned, AMERICREDIT DB TRUST, a Delaware business trust (the "Borrower"), promises to pay to the order of Deutsche Bank
                     --------
AG, New York Branch, as Agent for the Lenders, on the Facility Termination Date the principal sum of _________________________ _______ ($___________) or, if
less, the aggregate unpaid principal amount of all Facility A Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of Agent made by the Lenders pursuant to that certain Receivables Financing Agreement, dated as of June 30, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Receivables Financing Agreement"), among the Borrower, AmeriCredit Financial
--------------------------------
Services, Inc., AmeriCredit Funding Corp. IV, Bank One, N.A., as Backup Servicer and Collateral Agent, the Lenders parties thereto and Deutsche Bank AG, New York Branch, as Agent. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

     The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

     Payments of both principal and Yield are to be made in lawful money of the United States of America in immediately available funds to the account designated by the Agent pursuant to the Receivables Financing Agreement.

     This Note is the Facility A Note referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Agent in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in minimum denominations of $100,000. As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Borrower, and any agent of the Borrower, the Agent and the Collateral Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and shall not be affected by notice to the contrary.

     The holder hereof hereby agrees, and any assignee of such holder, by accepting such assignment, shall be deemed to have agreed, that it will not institute against any Noncommitted Lender or the Borrower, or join any other Person in instituting against any Noncommitted Lender or the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as, in the case of a Noncommitted Lender, any commercial paper or other senior indebtedness issued by such Noncommitted Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other
     ----
senior indebtedness shall be outstanding and, in the case of the Borrower, any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on
                                         ----
which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. The agreement set forth in this paragraph shall survive payment of this Note.

     By its acceptance of this Note, each holder hereof agrees that (a) this Note and the Receivables Financing Agreement are executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trust Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements made in the Receivables Financing Agreement or herein on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Note or the Receivables Financing Agreement or any other related documents.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

                              AMERICREDIT DB TRUST

                              By:  Bankers Trust (Delaware), not in its
                              individual capacity but solely as Trustee

                              By:_______________________________________
                                   Name:
                                   Title:

     Personally appeared before me ________________________ [name of notary], in _____________________[county], ____________________ [state], the above-named
_______________________ [name of person executing], known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ [title] of Bankers Trust (Delaware) and acknowledged to me that he executed the same as his free act and deed and the free act and deed
of [                           ].

     Subscribed and sworn before me this ____ day of _________, ____.

                              NOTARY PUBLIC

                              COUNTY OF __________________
                              STATE OF ___________________

                              My commission expires the ____ day of
                              ____________, ____.

                            Form of Assignment Form
                            -----------------------

                                ASSIGNMENT FORM

     If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint __________________, agent to transfer this Note on the books of the Borrower. The agent may substitute another to act for him.

Dated:_______________                   Signed:________________________________
                                        (sign exactly as the name appears on
                                        the other side of this Note)

Signature Guarantee_____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.

----------------------------------------------------------------------------
 Schedule attached to Note dated _________ __, 2000 of AmeriCredit DB Trust payable to the order of Deutsche Bank AG, New York Branch, as Agent
----------------------------------------------------------------------------
     Date of                   Amount of                 Amount of
     Advance                    Advance                  Repayment
     -------                    -------                  ---------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

                                                                     EXHIBIT B-2
                                                                     -----------

                           [FORM OF FACILITY B NOTE]
                           -------------------------

                                FACILITY B NOTE

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.

$_________________                                              _______ __, 2000


     FOR VALUE RECEIVED, the undersigned, AMERICREDIT DB TRUST, a Delaware business trust (the "Borrower"), promises to pay to the order of Deutsche Bank
                     --------
AG, New York Branch, as Agent for the Lenders, on the Facility Termination Date the principal sum of _________________________ _______ ($___________) or, if
less, the aggregate unpaid principal amount of all Facility B Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of Agent made by the Lenders pursuant to that certain Receivables Financing Agreement, dated as of June 30, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Receivables Financing Agreement"), among the Borrower, AmeriCredit Financial
--------------------------------
Services, Inc., AmeriCredit Funding Corp. IV, Bank One, N.A., as Backup Servicer and Collateral Agent, the Lenders parties thereto and Deutsche Bank AG, New York Branch, as Agent. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

     The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

     Payments of both principal and Yield are to be made in lawful money of the United States of America in immediately available funds to the account designated by the Agent pursuant to the Receivables Financing Agreement.

     This Note is the Facility B Note referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Agent in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in minimum denominations of $100,000. As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Borrower, and any agent of the Borrower, the Agent and the Collateral Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and shall not be affected by notice to the contrary.

     The holder hereof hereby agrees, and any assignee of such holder, by accepting such assignment, shall be deemed to have agreed, that it will not institute against any Noncommitted Lender or the Borrower, or join any other Person in instituting against any Noncommitted Lender or the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as, in the case of a Noncommitted Lender, any commercial paper or other senior indebtedness issued by such Noncommitted Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other
     ----
senior indebtedness shall be outstanding and, in the case of the Borrower, any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on
                                         ----
which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. The agreement set forth in this paragraph shall survive payment of this Note.

     By its acceptance of this Note, each holder hereof agrees that (a) this Note and the Receivables Financing Agreement are executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trust Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements made in the Receivables Financing Agreement or herein on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Note or the Receivables Financing Agreement or any other related documents.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

                              AMERICREDIT DB TRUST

                              By:  Bankers Trust (Delaware), not in its
                                   individual capacity but solely as Trustee

                              By:__________________________________________
                                   Name:
                                   Title:

     Personally appeared before me ________________________ [name of notary], in _____________________[county], ____________________ [state], the above-named
_______________________ [name of person executing], known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ [title] of Bankers Trust (Delaware) and acknowledged to me that he executed the same as his free act and deed and the free act and deed
of [              ].

     Subscribed and sworn before me this ____ day of _________, ____.

                              NOTARY PUBLIC

                              COUNTY OF __________________
                              STATE OF ___________________

                              My commission expires the ____ day of
                              ____________, ____.

                            Form of Assignment Form
                            -----------------------

                                ASSIGNMENT FORM

     If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint __________________, agent to transfer this Note on the books of the Borrower. The agent may substitute another to act for him.

Dated:_______________________            Signed:______________________________

                                         (sign exactly as the name appears on
                                         the other side of this Note)

Signature Guarantee __________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.

--------------------------------------------------------------------
Schedule attached to Note dated _________ __, 2000 of AmeriCredit DB
Trust payable to the order of Deutsche Bank AG, New York Branch, as
Agent
--------------------------------------------------------------------
       Date of              Amount of              Amount of
       Advance              Advance               Repayment
       -------              -------               ---------
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

                                                                       EXHIBIT C
                                                                       ---------

            [FORM OF INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGMENT]
            -------------------------------------------------------

                                             [Date]

[Name of Hedge Counterparty]
[Address of Hedge Counterparty]
Attention:_________________

          Re: ISDA Master Agreement and Schedule, dated as of ___________, 2000 (as amended, the "Hedge Agreement"), among [Name of Hedge Counterparty] (the "Counterparty") and AmeriCredit DB Trust ("Company")

Ladies and Gentlemen:

     Company hereby notifies you that Company has assigned to Bank One, N.A., as Collateral Agent, under the Receivables Financing Agreement identified below, all of its right, title and interest in and to any interest rate hedge (each, a "Hedge") entered into pursuant to the Hedge Agreement, including, without limitation, (i) all rights of Company to receive moneys due and to become due under or pursuant to the Hedges, (ii) claims of Company for damages arising out of or for breach of or default under the Hedges, (iii) the right of Company to terminate the Hedges or the Hedge Agreement, and to compel performance and otherwise exercise all remedies thereunder, and (iv) all proceeds of any and all of the foregoing (the assignment of all right, title and interest of Company in and to the Hedges and the Hedge Agreement being referred to as the "Assigned Rights").

     As used herein, "Receivables Financing Agreement" shall mean that certain Receivables Financing Agreement, dated as of June 30, 2000, by and among AmeriCredit Financial Services, Inc., individually and as Servicer and Custodian, the Lenders parties thereto, AmeriCredit Funding Corp. IV, Bank One, N.A., as Backup Servicer and Collateral Agent, and Deutsche Bank AG, New York Branch, as Agent (the "Agent"), as the same may from time to time be amended, supplemented or otherwise modified and in effect.

     The Counterparty hereby agrees that, until the Counterparty receives written notice from the Agent to the contrary, the Counterparty shall make all payments under the Hedge Agreement and the Hedges to Bank One, N.A., as Collateral Agent, as follows: [insert wire instructions]. Upon the
                               ------------------------
Counterparty's receipt of written notice from the Agent, (i) the Counterparty will cease to make any such payments to ____________, and shall make all such payments only to the Agent or as the Agent may from time to time direct, and
(ii) the Agent shall be entitled to exercise any and all rights and remedies of Company under the Hedge Agreement and the Hedges to receive such payments in accordance with the terms hereof.

     All payments to be made under the Hedge Agreement and the Hedges by the Counterparty shall be made by the Counterparty irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (other than netting for payments owing by Company thereunder in accordance with the terms of the Hedge Agreement and the Hedges) and shall be final, and the Counterparty will not seek to recover from the Agent or any Lender for any reason any such payment once made.

     Notwithstanding the foregoing, (a) Company shall remain liable under the Hedge Agreement and each Hedge to perform all of its duties and obligations thereunder to the same extent as if this Acknowledgment had not been executed,
(b) the exercise by the Agent of any of the rights hereunder shall not release Company from any of its duties or obligations under the Hedge Agreement or any Hedge, and (c) neither the Agent nor the Collateral Agent nor any Investor shall have any obligation or liability under the Hedge Agreement or any Hedge by reason of this Acknowledgment, nor shall any of them be obligated to perform any of the obligations or duties of Company thereunder or to take any action to collect or enforce any claim for payment thereunder.

     Company shall not, without the prior written consent of the Agent (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Assigned Rights, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Assigned Rights, except for the assignment acknowledged hereby; (ii) cancel or terminate the Hedge Agreement or any Hedge or consent to or accept any cancellation or termination thereof; (iii) amend or otherwise modify the Hedge Agreement or any Hedge or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of the Hedge Agreement or any Hedge; or (v) take any other action in connection with the Hedge Agreement or any Hedge which would impair the value of the interest or rights of Company thereunder or which would impair the interests or rights of the Agent for the benefit of the Lenders.

     No amendment or waiver of any provision hereof, and no consent to any departure by Company here from shall in any event be effective unless the same shall be in writing and signed by the Agent, Company and the Counterparty, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     This letter agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same instrument.

     This letter agreement shall be binding upon Company and the Counterparty and their respective successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and Investors, and their respective successors, transferees and assigns. This letter agreement shall be governed by and construed in accordance with the law (including Section 5-1401 of the General Obligations Laws of New York but otherwise without regard to conflicts of law provisions) of the State of New York.

                                    Very truly yours,

                                    AMERICREDIT DB TRUST
                                    By: AmeriCredit Financial Services, Inc.,
                                        attorney-in-fact

                                    By  ____________________________
                                        Name:
                                        Title:
Agreed:

[NAME OF HEDGE
   COUNTERPARTY]

By____________________________
  Name:
  Title:
Acknowledged:

DEUTSCHE BANK AG, NEW YORK
BRANCH, as Agent

By____________________________
  Name:
  Title:

By____________________________
  Name:
  Title:

BANK ONE, N.A.,
as Collateral Agent

By____________________________
  Name:
  Title:

                                                                       EXHIBIT D
                                                                       ---------

                     [FORM OF BORROWING BASE CONFIRMATION]
                     -------------------------------------

                                                                       EXHIBIT E
                                                                       ---------

                        [FORM OF SERVICER'S CERTIFICATE]
                        --------------------------------

                                                                       EXHIBIT F
                                                                       ---------

                               JOINDER SUPPLEMENT
                               ------------------

     JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institutions identified in Item 2 of Schedule 1 hereto, AmeriCredit Financial Services, Inc., individually and as Servicer ("AFS"), AmeriCredit DB Trust (the "Borrower"), and Deutsche Bank AG, New York
------                              --------
Branch, as Agent for the Lenders under, and as defined in, the Agreement described below (in such capacity, the "Agent").
                                        ------

                             W I T N E S S E T H:

     WHEREAS, this Supplement is being executed and delivered under the Receivables Financing Agreement, dated as of June 30, 2000, among AFS, the Borrower, certain Noncommitted Lenders and Committed Lenders parties thereto, AmeriCredit Funding Corp. IV, Bank One, N.A., as Backup Servicer and Collateral Agent, and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Agreement"; unless otherwise
                                                    ----------
defined herein, terms defined in the Agreement are used herein as therein defined); and

     WHEREAS, the party set forth in Item 2 of Schedule I hereto (the "Proposed Lender") wishes to become a [Noncommitted][Committed] Lender party to the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Agent, AFS and the Borrower, the Agent will transmit to AFS, the Borrower, the Collateral Agent and the Proposed Lender a Joinder Effective Notice, substantially in the form of
Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder
                                    -------------------------
Effective Notice shall be executed by the Agent and shall set forth, inter alia,
                                                                     ----- ----
the date on which the joinder effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the
      ----------------------
Proposed Lender shall be a [Noncommitted][Committed] Lender party to the Agreement for all purposes thereof.

     (b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

     (c) By executing and delivering this Supplement, the Proposed Lender confirms to and agrees with the Agent and the Lenders as follows: (i) neither the Agent nor any Lender makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to the Receivables or Asset Backed Securities or the financial condition of AFS, AFC or the Borrower, or the performance or observance by AFS, AFC or the Borrower of any of their respective obligations under the Agreement or any other instrument or document furnished pursuant hereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Lender appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with
Article XV of the Agreement; and (vi) the Proposed Lender agrees (for the benefit of the parties hereto, the Lenders and Backup Servicer) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender which is a [Noncommitted][Committed] Lender.

     (d) Schedule II hereto sets forth administrative information with respect to the Proposed Lender.

     (e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------

                         COMPLETION OF INFORMATION AND
                       SIGNATURES FOR JOINDER SUPPLEMENT


     Re: Receivables Financing Agreement, dated as of June 30, 2000, with AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank AG, New York Branch, as Agent.


Item 1: Date of Joinder Supplement:           ______________

Item 2: Proposed Lender:            _________________________________

Item 3: Type of Lender:             _____ Noncommitted
                                          _____ Committed

Item 4: Complete if Committed Lender:     Commitment - $______________
                                               Committed Lender with respect to:

                                               ____________________________
                                               [Name of Noncommitted Lender)

Item 5:    Signatures of Parties to Agreement:

                                               ___________________________, as
                                               Proposed Lender

                                               By:______________________________
                                               Name:
                                               Title:

                                               By:______________________________
                                               Name:
                                               Title:

                                    AMERICREDIT FINANCIAL SERVICES,
                                    INC., individually and as Servicer


                                    By:________________________________________
                                    Name:
                                    Title:

                                    AMERICREDIT DB TRUST,
                                    By:  Bankers Trust (Delaware), not in its
                                         individual capacity but solely as
                                         Trustee


                                    By:________________________________________
                                    Name:
                                    Title:

                                    DEUTSCHE BANK AG, NEW YORK
                                    BRANCH, as Agent


                                    By:________________________________________
                                    Name:
                                    Title:


                                    By:________________________________________
                                    Name:
                                    Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------

                      LIST OF INVESTING OFFICES, ADDRESS
                       FOR NOTICES AND WIRE INSTRUCTIONS
                       ---------------------------------


Address for Notices:     ________________________
-------------------
                         ________________________
                         ________________________

Investing Office:        ________________________
----------------

Wire Instructions:       ________________________
-----------------

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------

                                    FORM OF
                           JOINDER EFFECTIVE NOTICE
                           ------------------------

To:  [Name and address of AFS, the Borrower, Collateral Agent and Proposed
Lender]

     The undersigned, as Agent under the Receivables Financing Agreement, dated as of June 30, 2000, with AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank AG, New York Branch, as Agent for the Lenders thereunder, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

     Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be _____________ and such Proposed Lender will be a ____ Lender [with a Commitment of $__________].


                                             Very truly yours,

                                             DEUTSCHE BANK AG,
                                              NEW YORK BRANCH, as Agent


                                             By:_____________________________
                                                Name:
                                                Title:

                                             By:_____________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT G
                                                                       ---------

                   FORM OF COLLATERAL AGENT'S ACKNOWLEDGMENT
                   -----------------------------------------

     Bank One, N.A. (the "Collateral Agent"), acting as Collateral Agent under a
                          ----------------
certain Security and Collateral Agent Agreement, dated as of June 30, 2000, between the Collateral Agent, AmeriCredit DB Trust, as Borrower, and Deutsche Bank AG, New York Branch, as Agent, pursuant to which the Collateral Agent holds on behalf of the Secured Parties certain "Asset Backed Securities," as described in the Master Purchase Agreement, dated as of June 30, 2000 (the "Purchase
                                                                  --------
Agreement"), among AmeriCredit Funding Corp. IV, AmeriCredit Financial Services,
---------
Inc. and the AmeriCredit DB Trust, hereby acknowledges receipt of executed certificates for each Asset Backed Security listed in the Schedules attached as Exhibits to the Supplements to the Purchase Agreement, dated [insert date of the
                                                              ------------------
relevant Supplement], except as noted in the Exception List attached as Schedule
-------------------
I hereto. Each certificate is registered in the name of the Collateral Agent or is accompanied by a satisfactory instrument of transfer duly executed in blank.

     IN WITNESS WHEREOF, Bank One, N.A., has caused this acknowledgment to be executed by its duly authorized officer as of this [__] day of [_____], [____].


                              BANK ONE, N.A.,
                              as Collateral Agent

                              By: ________________________________
                                  Name:
                                  Title:

                               Table of Contents
                               -----------------

                                                                                                                        Page
                                                                                                                        ----
ARTICLE I  DEFINITIONS................................................................................................    1
     SECTION 1.1  Defined Terms.......................................................................................    1
     SECTION 1.2  Other Definitional Provisions.......................................................................   32
ARTICLE II  THE FACILITY, ADVANCE PROCEDURES AND NOTES................................................................   32
     SECTION 2.1  Facility............................................................................................   32
     SECTION 2.2  Advance Procedures..................................................................................   34
     SECTION 2.3  Funding.............................................................................................   34
     SECTION 2.4  Representation and Warranty.........................................................................   34
     SECTION 2.5  Voluntary Termination of Facility; Reduction and Increase of Facility Limit.........................   34
     SECTION 2.6  Notes...............................................................................................   35
ARTICLE III  YIELD, FEES, ETC.........................................................................................   35
     SECTION 3.1  Yield...............................................................................................   35
     SECTION 3.2  Yield Payment Dates.................................................................................   35
     SECTION 3.3  Yield Allocations; Selection of Fixed Periods, etc..................................................   36
     SECTION 3.4  Fees................................................................................................   36
     SECTION 3.5  Computation of Yield and Fees.......................................................................   36
ARTICLE IV  REPAYMENTS AND PREPAYMENTS................................................................................   37
     SECTION 4.1  Repayments and Prepayments..........................................................................   37
ARTICLE V  PAYMENTS; TAXES............................................................................................   38
     SECTION 5.1  Making of Payments; Taxes...........................................................................   38
     SECTION 5.2  Application of Certain Payments.....................................................................   39
     SECTION 5.3  Due Date Extension..................................................................................   39
ARTICLE VI  INCREASED COSTS, ETC......................................................................................   40
     SECTION 6.1  Increased Costs.....................................................................................   40
     SECTION 6.2  Additional Yield on Advances Bearing a Eurodollar Rate..............................................   41
     SECTION 6.3  Funding Losses......................................................................................   41
     SECTION 6.4  Replacement of Affected Person......................................................................   41
ARTICLE VII  EFFECTIVENESS; CONDITIONS TO ADVANCES....................................................................   42
     SECTION 7.1  Effectiveness.......................................................................................   42
     SECTION 7.2  Initial Advance.....................................................................................   42
     SECTION 7.3  All Advances........................................................................................   44
ARTICLE VIII  ADMINISTRATION AND SERVICING............................................................................   45
     SECTION 8.1  Duties of the Servicer..............................................................................   45
     SECTION 8.2  Collection of Receivable Payments; Modification and Amendment of Receivables; Lockbox Agreements....   47
     SECTION 8.3  Realization Upon Receivables........................................................................   49
     SECTION 8.4  Insurance...........................................................................................   50
     SECTION 8.5  Maintenance of Security Interests in Financed Vehicles..............................................   51
     SECTION 8.6  Covenants, Representations and Warranties of Servicer and Sellers...................................   52
     SECTION 8.7  Purchase Upon Breach of Covenant or Representation and Warranty.....................................   57
     SECTION 8.8  Total Servicing Fee; Payment of Certain Expenses by Servicer........................................   58
     SECTION 8.9  Servicer's Certificate..............................................................................   58

                               Table of Contents
                               -----------------
                                  (continued)

                                                                                                                        Page
                                                                                                                        ----
     SECTION 8.10   Annual Statement as to Compliance; Notice of Servicer Termination Event............................   59
     SECTION 8.11   Annual Independent Accountants' Report.............................................................   59
     SECTION 8.12   Access to Certain Documentation; Portfolio Review..................................................   60
     SECTION 8.13   Monthly Tape.......................................................................................   60
     SECTION 8.14   Retention of Servicer..............................................................................   61
     SECTION 8.15   Fidelity Bond......................................................................................   61
     SECTION 8.16   Insurance..........................................................................................   61
     SECTION 8.17   Accounts...........................................................................................   62
     SECTION 8.18   Collections........................................................................................   62
     SECTION 8.19   Application of Collections.........................................................................   63
ARTICLE IX  GRANT OF SECURITY INTERESTS................................................................................   63
     SECTION 9.1    Borrower's Grant of Security Interest..............................................................   63
     SECTION 9.2    Delivery of Collateral.............................................................................   65
     SECTION 9.3    Borrower Remains Liable............................................................................   65
     SECTION 9.4    Covenants of the Borrower and Servicer Regarding the Collateral....................................   66
     SECTION 9.5    Release of Borrower Collateral.....................................................................   69
ARTICLE X  REPRESENTATIONS AND WARRANTIES OF THE BORROWER..............................................................   70
     SECTION 10.1   Organization and Good Standing.....................................................................   70
     SECTION 10.2   Due Qualification..................................................................................   70
     SECTION 10.3   Power and Authority................................................................................   71
     SECTION 10.4   Security Interest; Binding Obligations.............................................................   71
     SECTION 10.5   No Violation.......................................................................................   71
     SECTION 10.6   No Proceedings.....................................................................................   71
     SECTION 10.7   No Consents........................................................................................   72
     SECTION 10.8   Use of Proceeds....................................................................................   72
     SECTION 10.9   Chief Executive Office.............................................................................   72
     SECTION 10.10  Solvency...........................................................................................   72
     SECTION 10.11  Tax Treatment......................................................................................   72
     SECTION 10.12  Compliance With Laws...............................................................................   72
     SECTION 10.13  Taxes..............................................................................................   72
     SECTION 10.14  Certificates.......................................................................................   73
     SECTION 10.15  No Liens, Etc......................................................................................   73
     SECTION 10.16  Purchase and Sale..................................................................................   73
     SECTION 10.17  Information True and Correct.......................................................................   73
     SECTION 10.18  ERISA Compliance...................................................................................   73
     SECTION 10.19  Financial or Other Condition.......................................................................   73
     SECTION 10.20  Investment Company Status..........................................................................   73
     SECTION 10.21  No Trade Names.....................................................................................   73
     SECTION 10.22  Separate Existence.................................................................................   74
     SECTION 10.23  Investments........................................................................................   74
     SECTION 10.24  Representation and Warranties True and Correct.....................................................   74
     SECTION 10.25  Transaction Documents..............................................................................   74

                               Table of Contents
                               -----------------
                                  (continued)

                                                                                                                        Page
                                                                                                                        ----
     SECTION 10.26  Ownership of the Borrower..........................................................................   74
     SECTION 10.27  Eligibility........................................................................................   74
ARTICLE XI  COVENANTS OF THE BORROWER..................................................................................   75
     SECTION 11.1   Protection of Security Interest of the Secured Parties.............................................   75
     SECTION 11.2   Reporting Requirements.............................................................................   76
     SECTION 11.3   Preservation of Existence..........................................................................   77
     SECTION 11.4   Keeping of Records and Books of Account............................................................   77
     SECTION 11.5   Separate Existence.................................................................................   77
     SECTION 11.6   Interest Rate Hedges...............................................................................   78
     SECTION 11.7   Tangible Net Worth.................................................................................   79
     SECTION 11.8   Collection Policies................................................................................   79
     SECTION 11.9   Sales, Liens, Etc., Against Receivables and Related Assets.........................................   79
     SECTION 11.10  Stock, Merger, Consolidation, Etc..................................................................   79
     SECTION 11.11  Change in Name.....................................................................................   79
     SECTION 11.12  Indebtedness.......................................................................................   79
     SECTION 11.13  Guarantees.........................................................................................   79
     SECTION 11.14  Limitation on Transactions with Affiliates.........................................................   79
     SECTION 11.15  Documents..........................................................................................   80
     SECTION 11.16  Trust Agreement....................................................................................   80
     SECTION 11.17  Accounting Treatment...............................................................................   80
     SECTION 11.18  Limitation on Investments..........................................................................   80
     SECTION 11.19  Distributions......................................................................................   80
     SECTION 11.20  Other Liens or Interests...........................................................................   80
ARTICLE XII  THE SERVICER..............................................................................................   81
     SECTION 12.1   Liability of Servicer; Indemnities.................................................................   81
     SECTION 12.2   Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or Backup Servicer...   82
     SECTION 12.3   Limitation on Liability of Servicer, Backup Servicer and Others....................................   83
     SECTION 12.4   Delegation of Duties...............................................................................   84
     SECTION 12.5   Servicer and Backup Servicer Not to Resign.........................................................   84
     SECTION 12.6   Administrative Duties of Servicer..................................................................   85
ARTICLE XIII  SERVICER TERMINATION EVENTS..............................................................................   86
     SECTION 13.1   Servicer Termination Event.........................................................................   86
     SECTION 13.2   Consequences of a Servicer Termination Event.......................................................   87
     SECTION 13.3   Appointment of Successor Servicer..................................................................   88
ARTICLE XIV  FACILITY TERMINATION EVENTS; THEIR EFFECT.................................................................   89
     SECTION 14.1   SECTION 14.1  Facility Termination Events..........................................................   89
     SECTION 14.2   Effect of Facility Termination Event...............................................................   92
     SECTION 14.3   Certain Rights Upon Facility Termination Event.....................................................   92
ARTICLE XV  THE AGENT..................................................................................................   93
     SECTION 15.1   Appointment........................................................................................   93
     SECTION 15.2   Delegation of Duties...............................................................................   93
     SECTION 15.3   Exculpatory Provisions.............................................................................   93
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     SECTION 15.4   Reliance by Agent..................................................................................   94
     SECTION 15.5   Action Upon Certain Events; Reports and Notices....................................................   94
     SECTION 15.6   Non-Reliance on Agent..............................................................................   95
     SECTION 15.7   Indemnification....................................................................................   95
     SECTION 15.8   Successor Agent....................................................................................   95
     SECTION 15.9   Liability of the Agent.............................................................................   95
     SECTION 15.10  Agent and Affiliates...............................................................................   96
ARTICLE XVI  ASSIGNMENTS...............................................................................................   97
     SECTION 16.1   Restrictions on Assignments........................................................................   97
     SECTION 16.2   Documentation......................................................................................   97
     SECTION 16.3   Rights of Assignee.................................................................................   97
     SECTION 16.4   Notice of Assignment...............................................................................   97
     SECTION 16.5   Registration; Registration of Transfer and Exchange................................................   97
     SECTION 16.6   Mutilated, Destroyed, Lost and Stolen Notes........................................................   99
     SECTION 16.7   Persons Deemed Owners..............................................................................   99
     SECTION 16.8   Cancellation.......................................................................................   99
     SECTION 16.9   Participations.....................................................................................  100
ARTICLE XVII  INDEMNIFICATION..........................................................................................  100
     SECTION 17.1   General Indemnity..................................................................................  100
     SECTION 17.2   Contribution.......................................................................................  102
ARTICLE XVIII  MISCELLANEOUS...........................................................................................  102
     SECTION 18.1   No Waiver; Remedies................................................................................  102
     SECTION 18.2   Amendments, Waivers................................................................................  102
     SECTION 18.3   Notices, Etc.......................................................................................  103
     SECTION 18.4   Costs, Expenses and Taxes..........................................................................  103
     SECTION 18.5   Binding Effect; Survival...........................................................................  104
     SECTION 18.6   Captions and Cross References......................................................................  104
     SECTION 18.7   Severability.......................................................................................  104
     SECTION 18.8   GOVERNING LAW......................................................................................  104
     SECTION 18.9   Counterparts.......................................................................................  104
     SECTION 18.10  WAIVER OF JURY TRIAL...............................................................................  105
     SECTION 18.11  Conflict Waiver....................................................................................  105
     SECTION 18.12  No Proceedings.....................................................................................  105
     SECTION 18.13  Limited Recourse to the Lenders....................................................................  106
     SECTION 18.14  Collateral Agent...................................................................................  106
     SECTION 18.15  Custodian..........................................................................................  106
     SECTION 18.16  ENTIRE AGREEMENT...................................................................................  106
     SECTION 18.17  Limitation of Liability of Trust Trustee...........................................................  107
EXHIBIT A - Form of Advance Request....................................................................................  110
EXHIBIT B-1 - Form of Facility A Note..................................................................................  112
EXHIBIT B-2 - Form of Facility B Note..................................................................................  117
EXHIBIT C - Form of Interest Rate Hedge Assignment Acknowledgment......................................................  122
EXHIBIT D - Form of Borrowing Base Confirmation........................................................................  125
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EXHIBIT E - Form of Servicer's Certificate.............................................................................  126
EXHIBIT F - Joinder Supplement.........................................................................................  127
EXHIBIT G - Form of Collateral Agent's Acknowledgment..................................................................  133

SCHEDULE I - List of Third Party Lenders


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